As filed with the Securities and Exchange Commission on February 14, 2002
                                                     1933 Act File No. 033-10648
                                                     1940 Act File No. 811-04927


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                       Pre-Effective Amendment No. ___                    [ ]
                      Post-Effective Amendment No. 27                     [X]


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 27                             [X]


                            EXECUTIVE INVESTORS TRUST
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                            Executive Investors Trust
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 27, 2002 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            EXECUTIVE INVESTORS TRUST

                       CONTENTS OF REGISTRATION STATEMENT


         This registration document is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Combined Prospectus for First Investors Insured Tax Exempt Fund II, a series of Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund, First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc. and First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund

                  Combined Statement of Additional Information for First Investors Insured Tax Exempt Fund II, a series of Executive Investors Trust, First Investors Multi-State Insured Tax Free Fund, First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc. and First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund

                  Part C - Other Information

                  Signature Page

                  Exhibits

(LOGO) FIRST INVESTORS

--------------------------------------------------------------------------------
TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

TAX-EXEMPT MONEY MARKET
INSURED INTERMEDIATE TAX EXEMPT
INSURED TAX EXEMPT
INSURED TAX EXEMPT II
SINGLE STATE INSURED TAX FREE

         ARIZONA              MARYLAND             NEW YORK
         CALIFORNIA           MASSACHUSETTS        NORTH CAROLINA
         COLORADO             MICHIGAN             OHIO
         CONNECTICUT          MINNESOTA            OREGON
         FLORIDA              MISSOURI             PENNSYLVANIA
         GEORGIA              NEW JERSEY           VIRGINIA


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




THE DATE OF THIS PROSPECTUS IS FEBRUARY 27, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION ..................................................................2

FUND DESCRIPTIONS..............................................................3
Tax-Exempt Money Market .......................................................3
Insured Intermediate Tax Exempt ..............................................10
Insured Tax Exempt ...........................................................18
Insured Tax Exempt  II........................................................26
Single State Insured Tax Free ................................................35


         Arizona                    Maryland              New York
         California                 Massachusetts         North Carolina
         Colorado                   Michigan              Ohio
         Connecticut                Minnesota             Oregon
         Florida                    Missouri              Pennsylvania
         Georgia                    New Jersey            Virginia


FUND MANAGEMENT...............................................................68

BUYING AND SELLING SHARES.....................................................69
How and when do the Funds price their shares?.................................69
How do I buy shares?..........................................................69
Which class of shares is best for me?.........................................70
How do I sell shares?.........................................................73
Can I exchange my shares for the shares of other First Investors Funds?.......74

ACCOUNT POLICIES..............................................................75
What about dividends and capital gain distributions?..........................75
What about taxes?.............................................................76
How do I obtain a complete explanation of all account privileges and policies?76

FINANCIAL HIGHLIGHTS..........................................................77
Tax-Exempt Money Market ......................................................78
Insured Intermediate Tax Exempt ..............................................80
Insured Tax Exempt ...........................................................82
Insured Tax Exempt  II .......................................................84
Single State Insured Tax Free ................................................86

         Arizona                    Maryland              New York
         California                 Massachusetts         North Carolina
         Colorado                   Michigan              Ohio
         Connecticut                Minnesota             Oregon
         Florida                    Missouri              Pennsylvania
         Georgia                    New Jersey            Virginia

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that invest primarily in tax exempt municipal securities.

Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

If you are interested in a municipal bond fund that diversifies its assets nationally among bonds of different states, you should consider Insured Intermediate Tax Exempt, Insured Tax Exempt, or Insured Tax Exempt II.

If you are interested in a municipal bond fund that invests primarily in the bonds of a single state, you should consider one of our 18 single state insured tax exempt funds. Seventeen of these single state insured tax exempt funds are individual funds within the Multi-State Insured Tax Free Fund. The eighteenth is the New York Insured Tax Free Fund.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time, and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

--------------------------------------------------------------------------------
FUND DESCRIPTIONS
--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to earn a high rate of current income that is exempt from federal income tax, including the Alternative Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high quality, short-term municipal instruments that the Fund determines present minimal credit risk. The Fund attempts to limit its investments to instruments which pay interest that is exempt from federal income tax, including the AMT. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar-weighted average maturity of the entire portfolio, and diversification requirements.

Principal Risks:

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all similar money market funds:

|X| The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments or a credit downgrade of one of the Fund's investments.

|X| The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

|X| The Fund's yield will decline as interest rates decline.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE TAX-EXEMPT MONEY MARKET FUND?

The Tax-Exempt Money Market Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile, but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

|X| Are seeking income that is exempt from federal income tax, including the AMT, and

|X| Are seeking a conservative investment that provides a high degree of credit quality.


The Tax-Exempt Money Market Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAS THE TAX-EXEMPT MONEY MARKET FUND PERFORMED?


The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.


--------------------------------------------------------------------------------
                          TAX-EXEMPT MONEY MARKET FUND

The bar chart below has the following plot points:

                           1992            2.36%
                           1993            1.85%
                           1994            2.24%
                           1995            3.24%
                           1996            2.85%
                           1997            3.00%
                           1998            2.77%
                           1999            2.61%
                           2000            3.43%
                           2001            2.17%


During the periods shown, the highest quarterly return was 0.91% (for the quarter ended December 31, 2000), and the lowest quarterly return was 0.32% (for the quarter ended December 31, 2001).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for Class A shares and Class B shares as of December 31, 2001. The returns are based upon the assumption that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.

--------------------------------------------------------------------------------
                                                                  Inception
                                                               Class B Shares
                     1 Year*       5 Years*       10 Years*      (1/12/95)
--------------------------------------------------------------------------------
Class A Shares        2.17%          2.80%         2.65%           N/A
--------------------------------------------------------------------------------
Class B Shares       (2.59)%         1.61%          N/A           2.06%
--------------------------------------------------------------------------------
*THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.






WHAT ARE THE FEES AND EXPENSES OF THE TAX-EXEMPT MONEY MARKET FUND?


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)    Class A Shares      Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)     None                None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                        None*               4.0%**
--------------------------------------------------------------------------------


*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

** The CDSC is 4% in the first year and declines to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
                                                 Total
                        Distribution             Annual
                        and Service               Fund
            Management    (12b-1)     Other    Operating    Expense       Net
               Fees        Fees      Expenses   Expenses   Assumptions  Expenses
                                       (1)        (2)         (1)         (2)
-------------------------------------------------------------------------------
Class A       0.50%         0.00%     0.38%      0.88%       0.08%       0.80%
Shares
-------------------------------------------------------------------------------
Class B       0.50%         0.75%     0.38%      1.63%       0.08%       1.55%
Shares
-------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE
FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example


This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

-------------------------------------------------------------------------------
                                One Year   Three Years   Five Years    Ten Years
-------------------------------------------------------------------------------
If you redeem your shares:
-------------------------------------------------------------------------------
Class A shares                   $82         $273         $480        $1,077
-------------------------------------------------------------------------------
Class B shares                  $558         $806       $1,079        $1,725*
-------------------------------------------------------------------------------
If you do not redeem your shares:
-------------------------------------------------------------------------------
Class A shares                   $82         $273         $480        $1,077
-------------------------------------------------------------------------------
Class B shares                  $158         $506         $879        $1,725*
-------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE TAX-EXEMPT MONEY MARKET FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income that is exempt from Federal income tax, including the AMT, consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:


The Fund invests in high quality short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax, including the federal AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest and must repay the amount borrowed (the "principal") at maturity.


The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.


The Fund invests significantly in variable rate demand notes and bonds. These investments may have maturities of more than 397 days, but have demand features, which allow the holder to demand payment of principal, plus accrued interest within a period of 397 days or less. The demand features have the effect of reducing the maturities of the instruments and qualifying them as eligible investments for the Fund. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the Fund's income when interest rates fall.


The Fund also buys investments backed by credit enhancements, such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the Fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. A risk of investing in investments backed by a letter of credit is that the company issuing the letter of credit will not be able to fulfill its obligations to the Fund.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's cash flow generating capabilities, the issuer's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective.

Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:


Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 per share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Tax-Exempt Money Market Fund:

Credit Risk:

The value of a debt instrument will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share. The amount of information about the financial condition of issuers of tax exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

--------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").


Principal Investment Strategies:

The Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds, which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund invests primarily in municipal bonds with intermediate maturities. These bonds are generally less volatile but also lower yielding than long-term municipal bonds. Under normal market conditions, the Fund attempts to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund may invest in variable rate and floating rate municipal notes, including "inverse floaters."

Principal Risks:


The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile in price than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund, may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund, or the Fund's share price, both of which will fluctuate.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED INTERMEDIATE TAX EXEMPT FUND?

The Insured Intermediate Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT, and

|X| Are seeking a higher level of tax exempt income than is available from a tax exempt money market fund and are willing to assume some market volatility to achieve this goal.

The Insured Intermediate Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAS THE INSURED INTERMEDIATE TAX EXEMPT FUND PERFORMED?


The following information shows you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------
                      INSURED INTERMEDIATE TAX EXEMPT FUND

The bar chart below has the following plot points:

                                1994            -2.05%
                                1995            13.50%
                                1996             4.07%
                                1997             7.68%
                                1998             6.47%
                                1999             0.51%
                                2000            10.11%
                                2001             4.82%


During the periods shown, the highest quarterly return was 5.34% (for the quarter ended March 31, 1995), and the lowest quarterly return was -3.70% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2001. The returns are based upon the assumption that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid. The Lehman Index is a total return performance benchmark for the investment grade tax exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns for the index would be lower than those shown.

--------------------------------------------------------------------------------
                                                  Inception        Inception
                                               Class A Shares   Class B Shares
                    1 Year*       5 Years*       (11/22/93)       (1/12/95)
--------------------------------------------------------------------------------
Class A Shares      (1.78)%         4.50%           4.61%           N/A
--------------------------------------------------------------------------------
Class B Shares       0.02%          4.55%           N/A             5.69%
--------------------------------------------------------------------------------
Lehman Index         5.13%          5.98%           5.86%**         7.31%***
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 11/30/93 TO 12/31/01.

*** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO
    12/31/01.

--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE INSURED INTERMEDIATE TAX EXEMPT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      Class A Shares    Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)      6.25%             None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                         None*             4.0%**
--------------------------------------------------------------------------------


*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                       Distribution              Total        Fee
                           and                 Annual Fund   Waivers
           Management    Service     Other     Operating     and/or       Net
              Fees       (12b-1)   Expenses    Expenses      Expense    Expenses
               (1)        Fees        (2)         (3)       Assumptions    (3)
                                                            (1),(2),(3)
------------------------------------------------------------------------------
Class A       0.60%     0.25%        0.20%        1.05%       0.30%       0.75%
Shares
--------------------------------------------------------------------------------
Class B       0.60%     1.00%        0.20%        1.80%       0.30%       1.50%
Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.40%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.40% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.10%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.10% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE
FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example


This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                             One Year     Three Years  Five Years    Ten Years
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                  $697         $910        $1,141        $1,802
--------------------------------------------------------------------------------
Class B shares                  $553         $837        $1,147        $1,894*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                  $697         $910        $1,141        $1,802
--------------------------------------------------------------------------------
Class B shares                  $153         $537        $  947        $1,894*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE INSURED INTERMEDIATE TAX EXEMPT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:


Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies, which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund follows the strategy of investing in intermediate term municipal bonds, which are generally less volatile in price but offer less yield than longer term bonds. Under normal market conditions, the Fund will attempt to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.


In selecting investments, the Fund considers coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

The Fund may invest in variable rate and floating rate municipal notes, including "inverse floaters." Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective. The Fund may at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).


Principal Risks:


Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Intermediate Tax Exempt Fund:


Interest Rate Risk:

The market values of municipal securities are affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments, will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.


Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds or the share price of the Fund.

Market Risk:

The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well.


Derivative Securities Risk:

Because the Fund may invest in inverse floaters, which are derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").


Principal Investment Strategies:

The Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund may invest in variable rate and floating rate municipal notes, including "inverse floaters."

Principal Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED TAX EXEMPT FUND?


The Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a relatively conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT,

|X| Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

|X| Have a long-term investment horizon and are able to ride out market cycles.


The Insured Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

The Insured Tax Exempt Fund is currently accepting purchase orders only from existing shareholders and new shareholders who are investing at least $1,000,000.

HOW HAS THE INSURED TAX EXEMPT FUND PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

--------------------------------------------------------------------------------
                            INSURED TAX EXEMPT FUND

The bar chart below has the following plot points:

                            1992             8.05%
                            1993             9.88%
                            1994            -5.61%
                            1995            16.01%
                            1996             2.81%
                            1997             8.27%
                            1998             5.62%
                            1999            -3.63%
                            2000            11.93%
                            2001             3.51%


During the periods shown, the highest quarterly return was 6.44% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.43% (for the quarter ended March 31, 1994).
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2001. The returns are based upon the assumption that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns for the index would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)
--------------------------------------------------------------------------------

Class A Shares      (2.97)%          3.65%          4.81%            N/A
--------------------------------------------------------------------------------
Class B Shares      (1.30)%          3.92%          N/A             5.33%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%           7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       Class A Shares    Class B Shares
--------------------------------------------------------------------------------

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        6.25%             None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                           None*            4.0%**
--------------------------------------------------------------------------------


*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                  Total
                         Distribution             Annual   Fee Waiver
                         and Service               Fund      and/or
            Management     (12b-1)      Other    Operating   Expense       Net
               Fees          Fees     Expenses   Expenses  Assumption   Expenses
               (1)                                 (2)       (1),(2)       (2)

Class A       0.71%         0.27%       0.12%     1.10%       0.08%       1.02%
  Shares

Class B       0.71%         1.00%       0.12%     1.83%       0.08%       1.75%
  Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.66%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.63% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example


This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                             One Year    Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------

If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                 $723         $945         $1,186       $1,875
--------------------------------------------------------------------------------
Class B shares                 $578         $868         $1,183       $1,950*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                 $723         $945         $1,186       $1,875
--------------------------------------------------------------------------------
Class B shares                 $178         $568          $983        $1,950*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE INSURED TAX EXEMPT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:


Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate- term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund may invest in variable rate and floating rate municipal notes, including "inverse floaters." Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund is so invested, it may not achieve its investment objective.


Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:


Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Tax Exempt Fund:


Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of municipal bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

Market Risk:


The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well.

Derivative Securities Risk:

Because the Fund may invest in inverse floaters, which are derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND II
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").


Principal Investment Strategies:

The Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund may invest in variable rate and floating rate municipal notes, including "inverse floaters."

Principal Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates, but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED TAX EXEMPT FUND II?

The Insured Tax Exempt Fund II may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a relatively conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT,

|X| Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

|X| Have a long-term investment horizon and are able to ride out market cycles.


The Insured Tax Exempt Fund II is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAS THE INSURED TAX EXEMPT FUND II PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Prior to December 18, 2000, the Fund was named the Executive Investors Insured Tax Exempt Fund and had only one undesignated class of shares. The Fund now has two classes of shares: Class A and Class B shares. The original Insured Tax Exempt Fund shares are designated as Class A shares. The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

--------------------------------------------------------------------------------
                             INSURED TAX EXEMPT II

The bar chart below has the following plot points:

                             1992            11.03%
                             1993            15.74%
                             1994            -3.95%
                             1995            20.53%
                             1996             4.11%
                             1997            10.30%
                             1998             7.39%
                             1999            -1.92%
                             2000            13.50%
                             2001             5.43%


During the periods shown, the highest quarterly return was 8.06% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.64% (for the quarter ended March 31, 1994).
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Fund's Class A shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2001. The returns are based upon the assumption that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid. Prior to December 18, 2000, the sales charge on shares that are now designated as Class A shares was lower. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns for the index would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*       (12/18/00)

Class A Shares      (1.14)%          5.44%          7.28%            N/A
--------------------------------------------------------------------------------
Class B Shares       0.63%            N/A%          N/A             1.50%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%           5.13%**
--------------------------------------------------------------------------------

*THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/00 TO 12/31/01.


WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND II?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        6.25%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                           None*             4.0%**
--------------------------------------------------------------------------------


*A CDSC OF 1% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.0% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund operating expenses

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------


                                                  Total
                                                  Annual       Fee
                           Distribution            Fund    Waivers and
                Management and Service  Other    Operating   Expense      Net
                   Fees      (12b-1)   Expenses  Expenses  Assumption   Expenses
                   (1)         Fees      (2)        (3)    (1),(2),(3)    (3)
--------------------------------------------------------------------------------
Class A Shares    1.00%       0.25%     0.27%      1.52%      0.52%      1.00%
--------------------------------------------------------------------------------
Class B Shares    1.00%       1.00%     0.27%      2.27%      0.52%      1.75%
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.55%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

 (2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.20%. THE ADVISER HAS CONTRACTUALLY AGREED TO ASSUME OTHER EXPENSES IN EXCESS OF 0.15% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example


This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                                One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------

If you redeem your shares:

--------------------------------------------------------------------------------
Class A shares                   $721       $1,027        $1,356      $2,283
--------------------------------------------------------------------------------
Class B shares                   $578         $959        $1,368      $2,376*

--------------------------------------------------------------------------------
If you do not redeem your shares:

--------------------------------------------------------------------------------
Class A shares                   $721       $1,027        $1,356      $2,283
--------------------------------------------------------------------------------
Class B shares                   $178         $659        $1,168      $2,376*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE INSURED TAX EXEMPT FUND II'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:


Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies, which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate-term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.


The Fund may invest in variable rate and floating rate municipal notes, including "inverse floaters." Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.


The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund is so invested, it may not achieve its investment objective. The Fund may at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.


Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:


Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Tax Exempt Fund II:


Interest Rate Risk:


The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.


Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

Market Risk:

The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well.


Derivative Securities Risk:

Because the Fund may invest in inverse floaters, which are derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

--------------------------------------------------------------------------------
SINGLE STATE INSURED TAX FREE FUNDS
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The New York Insured Tax Free Fund ("New York Fund") and each fund of the Multi-State Insured Tax Free Fund (collectively with the New York Fund, the "Single State Insured Tax Free Funds" or "Funds") seek a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").


Principal Investment Strategies:

Each Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT, as well as any applicable income tax for individual residents of a particular state. Each Fund generally concentrates its investments in municipal bonds issued by a single state. For example, the New York Fund generally invests in New York municipal securities, the New Jersey Fund generally invests in New Jersey municipal securities, and so on. Each Fund, other than the Minnesota Fund, may also invest significantly in municipal securities that are issued by U.S. commonwealths, possessions or territories as long as they do not produce income that is subject to state income tax. Under normal circumstances, the Minnesota Fund will invest only in Minnesota obligations. The Florida Fund invests only in municipal bonds that are not subject to the Florida intangible personal property tax (which may include municipal securities issued by U.S. commonwealths, possessions or territories). The Funds primarily invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. Each of the Funds may invest in variable rate and floating rate municipal notes, including "inverse floaters."

Principal Risks:

The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate.

Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

WHO SHOULD CONSIDER BUYING A SINGLE STATE INSURED TAX FREE FUND?

A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a relatively conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for individual residents of a particular state,

|X| Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

|X| Have a long-term investment horizon and are able to ride out market cycles.


The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAVE THE SINGLE STATE INSURED TAX FREE FUNDS PERFORMED?


The following information shows how each Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in each of the Funds. Of course a Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar charts presented below show the performance of each Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). Each Fund also has Class B shares. The performances of Class B shares differ from the performances of Class A shares only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The tables show how the average annual total returns for Class A shares and Class B shares of each Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2001. The returns are based upon the assumption that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns for the index would be lower than those shown.

--------------------------------------------------------------------------------
                                    ARIZONA

The bar chart below has the following plot points:

                               1992            10.98%
                               1993            14.87%
                               1994            -5.63%
                               1995            18.41%
                               1996             3.69%
                               1997             9.28%
                               1998             6.17%
                               1999            -1.88%
                               2000            10.89%
                               2001             4.56%


During the periods shown, the highest quarterly return was 8.03% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.24% (for the quarter ended March 31, 1994).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARIZONA FUND                                                       Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (1.97)%         4.36%          6.22%           N/A
--------------------------------------------------------------------------------
Class B Shares      (0.20)%         4.54%          N/A             6.16%
--------------------------------------------------------------------------------
Lehman Index         5.13%          5.98%          6.62%           7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                   CALIFORNIA

The bar chart below has the following plot points:

                               1992             9.84%
                               1993            13.21%
                               1994            -6.10%
                               1995            18.16%
                               1996             3.91%
                               1997             9.66%
                               1998             6.31%
                               1999            -2.88%
                               2000            13.56%
                               2001             3.78%

During the periods shown, the highest quarterly return was 7.28% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.57% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA FUND                                                    Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.70)%          4.59%          6.02%           N/A
--------------------------------------------------------------------------------
Class B Shares      (0.99)%          4.78%          N/A             6.33%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%           7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                    COLORADO

The bar chart below has the following plot points:

                               1993            14.14%
                               1994            -5.77%
                               1995            18.25%
                               1996             4.57%
                               1997             9.37%
                               1998             6.27%
                               1999            -2.15%
                               2000            11.71%
                               2001             5.24%


During the periods shown, the highest quarterly return was 7.79% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.51% (for the quarter ended March 31, 1994).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLORADO FUND                                     Inception         Inception
                                                Class A Shares    Class B Shares
                     1 Year*       5 Years*       (5/4/92)         (1/12/95)


Class A Shares      (1.37)%          4.63%          6.15%           N/A
--------------------------------------------------------------------------------
Class B Shares       0.56%           4.85%          N/A             6.49%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.73%**         7.31%***
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/01.

*** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO
    12/31/01.

--------------------------------------------------------------------------------


                                    CONNECTICUT

The bar chart below has the following plot points:

                               1992             9.49%
                               1993            14.10%
                               1994            -6.75%
                               1995            17.18%
                               1996             3.37%
                               1997             8.77%
                               1998             6.15%
                               1999            -1.93%
                               2000            10.45%
                               2001             4.26%


During the periods shown, the highest quarterly return was 7.41% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.33% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONNECTICUT FUND                                                   Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

--------------------------------------------------------------------------------
Class A Shares      (2.23)%          4.09%          5.60%           N/A
--------------------------------------------------------------------------------
Class B Shares      (0.57)%          4.28%          N/A             5.80%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%           7.31%**
--------------------------------------------------------------------------------
* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                    FLORIDA

The bar chart below has the following plot points:

                               1992            10.67%
                               1993            14.19%
                               1994            -5.39%
                               1995            18.77%
                               1996             3.34%
                               1997             9.18%
                               1998             6.09%
                               1999            -2.93%
                               2000            11.61%
                               2001             4.25%


During the periods shown, the highest quarterly return was 7.39% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.76% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FLORIDA FUND                                                       Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.25)%          4.17%          6.05%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.58)%          4.35%          N/A              6.08%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%            7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                    GEORGIA

The bar chart below has the following plot points:

                               1993            15.16%
                               1994            -4.59%
                               1995            18.40%
                               1996             3.94%
                               1997            10.00%
                               1998             6.08%
                               1999            -3.04%
                               2000            13.61%
                               2001             4.52%


During the periods shown, the highest quarterly return was 7.19% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.48% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEORGIA FUND                                      Inception        Inception
                                                Class A Shares   Class B Shares
                     1 Year*       5 Years*       (5/1/92)         (1/12/95)

Class A Shares      (2.00)%          4.72%          6.14%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.30)%          4.92%          N/A              6.48%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.73%**          7.31%***
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/01.

*** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO
12/31/01.

--------------------------------------------------------------------------------

                                    MARYLAND

The bar chart below has the following plot points:

                               1992             9.64%
                               1993            14.62%
                               1994            -5.59%
                               1995            17.50%
                               1996             3.33%
                               1997             9.59%
                               1998             6.38%
                               1999            -2.54%
                               2000            12.05%
                               2001             3.95%


During the periods shown, the highest quarterly return was 7.02% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.79% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARYLAND FUND                                                      Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.56)%          4.41%          5.98%           N/A
--------------------------------------------------------------------------------
Class B Shares      (0.84)%          4.62%          N/A             6.10%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%           7.31%**
--------------------------------------------------------------------------------


* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                 MASSACHUSETTS

The bar chart below has the following plot points:

                               1992             9.90%
                               1993            11.93%
                               1994            -5.30%
                               1995            17.07%
                               1996             2.99%
                               1997             8.27%
                               1998             5.33%
                               1999            -2.39%
                               2000            11.83%
                               2001             4.15%



During the periods shown, the highest quarterly return was 6.54% (for the quarter ended March 31, 1995), and the lowest quarterly return was -4.80% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MASSACHUSETTS FUND                                                Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.36)%          3.99%          5.50%           N/A
--------------------------------------------------------------------------------
Class B Shares      (0.70)%          4.17%          N/A             5.66%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%           7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                    MICHIGAN

The bar chart below has the following plot points:

                               1992            10.59%
                               1993            14.49%
                               1994            -6.36%
                               1995            17.47%
                               1996             3.37%
                               1997             9.37%
                               1998             5.60%
                               1999            -2.63%
                               2000            10.96%
                               2001             3.89%


During the periods shown, the highest quarterly return was 7.48% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.94% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MICHIGAN FUND                                                      Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.61)%          3.97%          5.76%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.88)%          4.17%          N/A              5.75%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%            7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                   MINNESOTA

The bar chart below has the following plot points:

                               1992             9.29%
                               1993            11.30%
                               1994            -5.93%
                               1995            15.68%
                               1996             3.47%
                               1997             8.57%
                               1998             6.23%
                               1999            -1.65%
                               2000            11.08%
                               2001             4.47%


During the periods shown, the highest quarterly return was 6.88% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.56% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINNESOTA FUND                                                     Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.06)%          4.30%          5.40%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.28)%          4.49%          N/A              5.81%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%            7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------
                                    MISSOURI


The bar chart below has the following plot points:

                               1993            14.21%
                               1994            -6.20%
                               1995            18.55%
                               1996             3.84%
                               1997             9.44%
                               1998             6.59%
                               1999            -2.02%
                               2000            12.21%
                               2001             4.17%



During the periods shown, the highest quarterly return was 7.76% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.36% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MISSOURI FUND                                     Inception         Inception
                                                Class A Shares    Class B Shares
                     1 Year*       5 Years*       (5/4/92)         (1/12/95)

Class A Shares      (2.35)%          4.60%          5.94%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.60)%          4.80%          N/A              6.38%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.73%**          7.31%***
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.
** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/01. *** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO
    12/31/01.

--------------------------------------------------------------------------------

                                   NEW JERSEY

The bar chart below has the following plot points:

                               1992             9.74%
                               1993            13.09%
                               1994            -5.91%
                               1995            16.41%
                               1996             3.09%
                               1997             8.36%
                               1998             5.84%
                               1999            -2.05%
                               2000            10.41%
                               2001             4.06%


During the periods shown, the highest quarterly return was 6.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.36 % (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEW JERSEY FUND                                                    Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.43)%          3.88%          5.42%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.68)%          4.08%          N/A              5.50%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%            7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                    NEW YORK

The bar chart below has the following plot points:

                               1992             8.84%
                               1993             9.82%
                               1994            -5.03%
                               1995            15.45%
                               1996             2.95%
                               1997             7.82%
                               1998             5.59%
                               1999            -3.67%
                               2000            12.41%
                               2001             3.14%


During the periods shown, the highest quarterly return was 6.62% (for the quarter ended March 31, 1995), and the lowest quarterly return was -4.28% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEW YORK                                                           Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (3.28)%          3.57%          4.86%           N/A
--------------------------------------------------------------------------------
Class B Shares      (1.60)%          3.86%          N/A             5.23%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%           7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                 NORTH CAROLINA

The bar chart below has the following plot points:

                               1993            13.98%
                               1994            -6.45%
                               1995            18.72%
                               1996             3.68%
                               1997             9.56%
                               1998             6.72%
                               1999            -2.35%
                               2000            12.45%
                               2001             3.94%


During the periods shown, the highest quarterly return was 7.85% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.89% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NORTH CAROLINA FUND                               Inception        Inception
                                                Class A Shares  Class B Shares
                     1 Year*       5 Years*       (5/4/92)         (1/12/95)

Class A Shares      (2.58)%          4.58%          5.71%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.85)%          4.77%          N/A              6.38%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.73%**          7.31%***
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.
** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/01. *** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO
    12/31/01.

--------------------------------------------------------------------------------

                                      OHIO

The bar chart below has the following plot points:

                               1992             9.99%
                               1993            13.12%
                               1994            -5.91%
                               1995            17.34%
                               1996             4.23%
                               1997             8.64%
                               1998             5.26%
                               1999            -1.77%
                               2000            11.32%
                               2001             4.05%


During the periods shown, the highest quarterly return was 7.29% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.77% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OHIO FUND                                                          Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.45)%          4.06%          5.74%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.74)%          4.24%          N/A              5.91%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%            7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                     OREGON

The bar chart below has the following plot points:

                                1993            13.13%
                                1994            -6.65%
                                1995            17.99%
                                1996             3.68%
                                1997             9.97%
                                1998             6.29%
                                1999            -1.95%
                                2000            11.04%
                                2001             4.05%


During the periods shown, the highest quarterly return was 7.62% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.85% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OREGON FUND                                       Inception        Inception
                                                Class A Shares  Class B Shares
                     1 Year*       5 Years*       (5/4/92)         (1/12/95)

Class A Shares      (2.44)%          4.42%          5.48%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.65)%          4.61%          N/A              6.18%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.73%**          7.31%***
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.
** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/92 TO 12/31/01. *** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------

                                  PENNSYLVANIA

The bar chart below has the following plot points:

                                1992             9.81%
                                1993            14.28%
                                1994            -6.31%
                                1995            18.29%
                                1996             3.39%
                                1997             9.14%
                                1998             5.23%
                                1999            -2.24%
                                2000            11.29%
                                2001             4.47%

During the periods shown, the highest quarterly return was 7.78% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.90% (for the quarter ended March 31, 1994).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PENNSYLVANIA FUND                                                  Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.02)%          4.13%          5.81%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.36)%          4.29%          N/A              5.98%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%            7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.
** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/01.

--------------------------------------------------------------------------------
                                    VIRGINIA

The bar chart below contains the following plot points:

                                1992            10.19%
                                1993            12.94%
                                1994            -5.97%
                                1995            17.42%
                                1996             3.47%
                                1997             9.03%
                                1998             5.69%
                                1999            -2.62%
                                2000            11.46%
                                2001             4.04%

During the periods shown, the highest quarterly return was 7.01% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.89% (for the quarter ended March 31, 1994).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VIRGINIA FUND                                                      Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      (2.49)%          4.06%          5.66%            N/A
--------------------------------------------------------------------------------
Class B Shares      (0.71)%          4.24%          N/A              5.82%
--------------------------------------------------------------------------------
Lehman Index         5.13%           5.98%          6.62%            7.31%**
--------------------------------------------------------------------------------

* THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/30/94 TO 12/31/01.

WHAT ARE THE FEES AND EXPENSES OF THE SINGLE STATE INSURED TAX FREE FUNDS?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   6.25%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.0%**
--------------------------------------------------------------------------------


*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)





                                                         Total      Fee
                                                         Annual   Waivers
                                 Distribution             Fund     and/or
                    Management   and Service   Other    Operating Expense      Net
                       Fees        (12b-1)    Expenses  Expenses  Assumptions Expenses
                        (1)         Fees        (2)       (3)    (1), (2),(3)   (3)
------------------- ------------ ------------ -------- --------- ----------- ---------
ARIZONA FUND
Class A Shares         0.75%        0.25%        0.20%    1.20%     0.45%       0.75%
Class B Shares         0.75%        1.00%        0.20%    1.95%     0.45%       1.50%

-------------------------------- ------------ -------- --------- ----------- ---------
CALIFORNIA FUND
Class A Shares         0.75%        0.25%        0.14%    1.14%     0.39%       0.75%
Class B Shares         0.75%        1.00%        0.14%    1.89%     0.39%       1.50%

-------------------------------- ------------ -------- --------- ----------- ---------
COLORADO FUND
Class A Shares         0.75%        0.25%        0.15%    1.15%     0.55%       0.60%
Class B Shares         0.75%        1.00%        0.15%    1.90%     0.55%       1.35%

-------------------------------- ------------ -------- --------- ----------- ---------
CONNECTICUT FUND
Class A Shares         0.75%        0.25%        0.19%    1.19%     0.39%       0.80%
Class B Shares         0.75%        1.00%        0.19%    1.94%     0.39%       1.55%

------------------- ------------ ------------ -------- --------- ----------- ---------
FLORIDA FUND
Class A Shares         0.75%        0.25%        0.17%    1.17%     0.32%       0.85%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.32%       1.60%

-------------------------------- ------------ -------- --------- ----------- ---------
GEORGIA FUND
Class A Shares         0.75%        0.25%        0.13%    1.13%     0.53%       0.60%
Class B Shares         0.75%        1.00%        0.13%    1.88%     0.53%       1.35%

-------------------------------- ------------ -------- --------- ----------- ---------
MARYLAND FUND
Class A Shares         0.75%        0.25%        0.17%    1.17%     0.42%       0.75%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.42%       1.50%

------------------- ------------ ------------ -------- --------- ----------- ---------
MASSACHUSETTS FUND
Class A Shares         0.75%        0.25%        0.18%    1.18%     0.38%       0.80%
Class B Shares         0.75%        1.00%        0.18%    1.93%     0.38%       1.55%

------------------- ------------ ------------ -------- --------- ----------- ---------




                                       57

------------------- ------------ ------------ -------- --------- ----------- ---------
                                                         Total      Fee
                                                         Annual   Waivers
                                 Distribution             Fund     and/or
                    Management   and Service   Other    Operating Expense      Net
                       Fees        (12b-1)    Expenses  Expenses  Assumptions Expenses
                        (1)         Fees        (2)       (3)    (1), (2),(3)   (3)
------------------- ------------ ------------ -------- --------- ----------- ---------
MICHIGAN FUND
Class A Shares         0.75%        0.25%        0.16%    1.16%     0.25%       0.91%
Class B Shares         0.75%        1.00%        0.16%    1.91%     0.25%       1.66%

-------------------------------- ------------ -------- --------- ----------- ---------
MINNESOTA FUND
Class A Shares         0.75%        0.25%        0.15%    1.15%     0.55%       0.60%
Class B Shares         0.75%        1.00%        0.15%    1.90%     0.55%       1.35%

-------------------------------- ------------ -------- --------- ----------- ---------
MISSOURI FUND
Class A Shares         0.75%        0.25%        0.16%    1.16%     0.56%       0.60%
Class B Shares         0.75%        1.00%        0.16%    1.91%     0.56%       1.35%

-------------------------------- ------------ -------- --------- ----------- ---------
NEW JERSEY FUND
Class A Shares         0.75%        0.25%        0.16%    1.16%     0.20%       0.96%
Class B Shares         0.75%        1.00%        0.16%    1.91%     0.20%       1.71%

------------------- ------------ ------------ -------- --------- ----------- ---------
NEW YORK FUND
Class A Shares         0.75%        0.25%        0.14%    1.14%     0.15%       0.99%
Class B Shares         0.75%        1.00%        0.14%    1.89%     0.15%       1.74%

------------------- ------------ ------------ -------- --------- ----------- ---------
NORTH CAROLINA FUND
Class A Shares         0.75%        0.25%        0.20%    1.20%     0.45%       0.75%
Class B Shares         0.75%        1.00%        0.20%    1.95%     0.45%       1.50%

-------------------------------- ------------ -------- --------- ----------- ---------
OHIO FUND
Class A Shares         0.75%        0.25%        0.18%    1.18%     0.43%       0.75%
Class B Shares         0.75%        1.00%        0.18%    1.93%     0.43%       1.50%

-------------------------------- ------------ -------- --------- ----------- ---------
OREGON FUND
Class A Shares         0.75%        0.25%        0.20%    1.20%     0.45%       0.75%
Class B Shares         0.75%        1.00%        0.20%    1.95%     0.45%       1.50%

------------------- ------------ ------------ -------- --------- ----------- ---------


















                                       58

------------------- ------------ ------------ -------- --------- ----------- ---------
                                                         Total      Fee
                                                         Annual   Waivers
                                 Distribution             Fund     and/or
                    Management   and Service   Other    Operating Expense      Net
                       Fees        (12b-1)    Expenses  Expenses  Assumptions Expenses
                        (1)         Fees        (2)       (3)    (1), (2),(3)   (3)
------------------- ------------ ------------ -------- --------- ----------- ---------
PENNSYLVANIA FUND
Class A Shares         0.75%        0.25%        0.16%    1.16%     0.25%       0.91%
Class B Shares         0.75%        1.00%        0.16%    1.91%     0.25%       1.66%

-------------------------------- ------------ -------- --------- ----------- ---------
VIRGINIA FUND
Class A Shares         0.75%        0.25%        0.17%    1.17%     0.32%       0.85%
Class B Shares         0.75%        1.00%        0.17%    1.92%     0.32%       1.60%
------------------- ------------ ------------ -------- --------- ----------- ---------

(1) For the fiscal year ended December 31, 2001, the Adviser waived Management Fees in excess of: 0.30% for Arizona Fund; 0.30% for California Fund; 0.25% for Colorado Fund; 0.45% for Connecticut Fund; 0.45% for Florida Fund; 0.25% for Georgia Fund; 0.30% for Maryland Fund; 0.45% for Massachusetts Fund; 0.45% for Michigan Fund; 0.25% for Minnesota Fund; 0.25% for Missouri Fund; 0.55% for New Jersey Fund; 0.60% for New York Fund; 0.30% for North Carolina Fund; 0.45% for Ohio Fund; 0.30% for Oregon Fund; 0.45%; for Pennsylvania Fund; and 0.45% for Virginia Fund. The Adviser has contractually agreed with the Funds to waive Management Fees for the fiscal year ending December 31, 2002 in excess of: 0.40% for Arizona Fund; 0.40% for California Fund; 0.25% for Colorado Fund; 0.45% for Connecticut Fund; 0.50% for Florida Fund; 0.25% for Georgia Fund; 0.40% for Maryland Fund; 0.45% for Massachusetts Fund; 0.50% for Michigan Fund; 0.25% for Minnesota Fund; 0.25% for Missouri Fund; 0.55% for New Jersey Fund; 0.60% for New York Fund; 0.40% for North Carolina Fund; 0.40% for Ohio Fund; 0.40% for Oregon Fund; 0.50% for Pennsylvania Fund; and 0.50% for Virginia Fund.

(2) For the fiscal year ended December 31, 2001, the Adviser assumed Other Expenses in excess of: 0.10% for Arizona Fund; 0.10% for California Fund; 0.0 for the Colorado Fund; 0.10% for Connecticut Fund; 0.10% for Florida Fund; 0.0% for the Georgia Fund; 0.10% for Maryland Fund; 0.10% for Massachusetts Fund;0.0% for Minnesota Fund; 0.0% for Missouri Fund; 0.10% for North Carolina Fund; 0.10% for Ohio Fund; 0.10% for Oregon Fund; and 0.10% for Virginia Fund. The Adviser has contractually agreed with the Funds to assume the Other Expenses for the fiscal year ending December 31, 2002 in excess of: 0.10% for Arizona Fund; 0.10% for California Fund; 0.10% for Colorado Fund; 0.10% for Connecticut Fund; 0.10% for Florida Fund; 0.10% for Georgia Fund; 0.10% for Maryland Fund; 0.10% for Massachusetts Fund; 0.10% for Minnesota Fund; 0.10% for Missouri Fund; 0.10% for North Carolina Fund; 0.10% for Ohio Fund; 0.10% for Oregon Fund; and 0.10% for Virginia Fund.

(3) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

Example

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                          ONE        THREE         FIVE         TEN
                          YEAR       YEARS         YEARS       YEARS

IF YOU REDEEM YOUR SHARES:
--------------------------------------------------------------------------------
ARIZONA FUND
Class A shares           $697        $940        $1,203       $1,951
Class B shares           $553        $869        $1,211       $2,043*

--------------------------------------------------------------------------------
CALIFORNIA FUND
Class A shares           $697        $928        $1,178       $1,892
Class B shares           $553        $856        $1,185       $1,984*

--------------------------------------------------------------------------------
COLORADO FUND
Class A shares           $682        $916        $1,169       $1,889
Class B shares           $537        $844        $1,175       $1,981*

--------------------------------------------------------------------------------
CONNECTICUT FUND
Class A shares           $702        $943        $1,203       $1,946
Class B shares           $558        $871        $1,211       $2,038*

--------------------------------------------------------------------------------
FLORIDA FUND
Class A shares           $706        $944        $1,199       $1,930
Class B shares           $563        $872        $1,207       $2,022*

--------------------------------------------------------------------------------
GEORGIA FUND
Class A shares           $682        $912        $1,160       $1,869
Class B shares           $537        $839        $1,167       $1,961*

--------------------------------------------------------------------------------
MARYLAND FUND
Class A shares           $697        $934        $1,190       $1,922
Class B shares           $553        $862        $1,198       $2,014*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ONE        THREE         FIVE         TEN
                          YEAR       YEARS         YEARS       YEARS
IF YOU REDEEM YOUR SHARES:
--------------------------------------------------------------------------------
MASSACHUSETTS FUND
Class A shares           $702        $941        $1,199       $1,936
Class B shares           $558        $869        $1,207       $2,028*

--------------------------------------------------------------------------------
MICHIGAN FUND
Class A shares           $712        $947        $1,201       $1,925
Class B shares           $569        $876        $1,208       $2,017*

--------------------------------------------------------------------------------
MINNESOTA FUND
Class A shares           $682        $916        $1,169       $1,889
Class B shares           $537        $844        $1,175       $1,981*

--------------------------------------------------------------------------------
MISSOURI FUND
Class A shares           $682        $918        $1,173       $1,899
Class B shares           $537        $846        $1,180       $1,991*

--------------------------------------------------------------------------------
NEW JERSEY FUND
Class A shares           $717        $952        $1,205       $1,929
Class B shares           $574        $881        $1,213       $2,021*

--------------------------------------------------------------------------------
NEW YORK FUND
Class A shares           $720        $951        $1,200       $1,912
Class B shares           $577        $879        $1,207       $2,004*

--------------------------------------------------------------------------------
NORTH CAROLINA FUND
Class A shares           $697        $940        $1,203       $1,951
Class B shares           $553        $869        $1,211       $2,043*

--------------------------------------------------------------------------------
OHIO FUND
Class A shares           $697        $936        $1,195       $1,931
Class B shares           $553        $864        $1,202       $2,024*

--------------------------------------------------------------------------------
OREGON FUND
Class A shares           $697        $940        $1,203       $1,951
Class B shares           $553        $869        $1,211       $2,043*

--------------------------------------------------------------------------------
PENNSYLVANIA FUND
Class A shares           $712        $947        $1,201       $1,925
Class B shares           $569        $876        $1,208       $2,017*

--------------------------------------------------------------------------------
VIRGINIA FUND
Class A shares           $706        $944        $1,199       $1,930
Class B shares           $563        $872        $1,207       $2,022*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ONE        THREE         FIVE         TEN
                          YEAR       YEARS         YEARS       YEARS

IF YOU DO NOT REDEEM YOUR SHARES:
--------------------------------------------------------------------------------
ARIZONA FUND
Class A shares           $697        $940        $1,203       $1,951
Class B shares           $153        $569        $1,011       $2,043*

--------------------------------------------------------------------------------
CALIFORNIA FUND
Class A shares           $697        $928        $1,178       $1,892
Class B shares           $153        $556          $985       $1,984*

--------------------------------------------------------------------------------
COLORADO FUND
Class A shares           $682        $916        $1,169       $1,889
Class B shares           $137        $544          $975       $1,981*

--------------------------------------------------------------------------------
CONNECTICUT FUND
Class A shares           $702        $943        $1,203       $1,946
Class B shares           $158        $571        $1,011       $2,038*

--------------------------------------------------------------------------------
FLORIDA FUND
Class A shares           $706        $944        $1,199       $1,930
Class B shares           $163        $572        $1,007       $2,022*

--------------------------------------------------------------------------------
GEORGIA FUND
Class A shares           $682        $912        $1,160       $1,869
Class B shares           $137        $539          $967       $1,961*

--------------------------------------------------------------------------------
MARYLAND FUND
Class A shares           $697        $934        $1,190       $1,922
Class B shares           $153        $562          $998       $2,014*

--------------------------------------------------------------------------------
MASSACHUSETTS FUND
Class A shares           $702        $941        $1,199       $1,936
Class B shares           $158        $569        $1,007       $2,028*

--------------------------------------------------------------------------------
MICHIGAN FUND
Class A shares           $712        $947        $1,201       $1,925
Class B shares           $169        $576        $1,008       $2,017*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ONE        THREE         FIVE         TEN
                          YEAR       YEARS         YEARS       YEARS

IF YOU DO NOT REDEEM YOUR SHARES:
--------------------------------------------------------------------------------
MINNESOTA FUND
Class A shares           $682        $916        $1,169       $1,889
Class B shares           $137        $544          $975       $1,981*

--------------------------------------------------------------------------------
MISSOURI FUND
Class A shares           $682        $918        $1,173       $1,899
Class B shares           $137        $546          $980       $1,991*

--------------------------------------------------------------------------------
NEW JERSEY FUND
Class A shares           $717        $952        $1,205       $1,929
Class B shares           $174        $581        $1,013       $2,021*

--------------------------------------------------------------------------------
NEW YORK FUND
Class A shares           $720        $951        $1,200       $1,912
Class B shares           $177        $579        $1,007       $2,004*

--------------------------------------------------------------------------------
NORTH CAROLINA FUND
Class A shares           $697        $940        $1,203       $1,951
Class B shares           $153        $569        $1,011       $2,043*

--------------------------------------------------------------------------------
OHIO FUND
Class A shares           $697        $936        $1,195       $1,931
Class B shares           $153        $564        $1,002       $2,024*

--------------------------------------------------------------------------------
OREGON FUND
Class A shares           $697        $940        $1,203       $1,951
Class B shares           $153        $569        $1,011       $2,043*

--------------------------------------------------------------------------------
PENNSYLVANIA FUND
Class A shares           $712        $947        $1,201       $1,925
Class B shares           $169        $576        $1,008       $2,017*

--------------------------------------------------------------------------------
VIRGINIA FUND
Class A shares           $706        $944        $1,199       $1,930
Class B shares           $163        $572        $1,007       $2,022*

--------------------------------------------------------------------------------


*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUNDS IN DETAIL

WHAT ARE THE SINGLE STATE INSURED TAX FREE FUNDS' OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS?

Objectives:

Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:


Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from both federal income tax, including the AMT, and any applicable state income tax for individual residents of the state listed in the name of the Fund. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund generally concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for individual residents of the state. For example, the New York Fund generally invests in New York bonds, the New Jersey Fund generally invests in New Jersey bonds, and so on. However, each Fund, other than the Minnesota Fund, may also invest significantly in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. Under normal circumstances, the Minnesota Fund will invest only in Minnesota municipal obligations because under Minnesota tax law, dividends paid to shareholders of the Fund are exempt from the regular Minnesota personal income tax only if 95% or more of the dividends are derived from Minnesota municipal obligations. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While all municipal bonds held by each Fund are insured, not all securities held by a Fund may be insured.

In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal bonds and municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond, but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.


Each Fund may invest in variable rate and floating rate municipal notes, including "inverse floaters." Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. A Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause a Fund's share price to be subject to greater volatility. Each Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Funds attempt to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, and the income tax of a particular state, at times it may invest in securities subject to federal and state income tax.

The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Funds are so invested, they may not achieve their investment objective.

Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:


Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Single State Insured Tax Free Funds:


Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Concentration Risk:


Since each Fund generally invests in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.


Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

Market Risk:


The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well.

Derivative Securities Risk:

Because each Fund may invest in inverse floaters, which are derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------


First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Funds. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of November 30, 2001, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.6 billion. FIMCO supervises all aspects of each Fund's operations.

For the fiscal year ended December 31, 2001, FIMCO received advisory fees, net of waiver (if any), as follows: 0.50% of average daily net assets for Tax-Exempt Money Market Fund; 0.40% of average daily net assets for Insured Intermediate Tax Exempt Fund; 0.66% of average daily net assets for Insured Tax Exempt Fund; 0.55% of average daily net assets for Insured Tax Exempt Fund II; 0.30% of average daily net assets for Arizona Fund; 0.30% of average daily net assets for California Fund; 0.25% of average daily net assets for Colorado Fund; 0.45% of average daily net assets for Connecticut Fund; 0.45% of average daily net assets for Florida Fund; 0.25% of average daily net assets for Georgia Fund; 0.30% of average daily net assets for Maryland Fund; 0.45% of average daily net assets for Massachusetts Fund; 0.45% of average daily net assets for Michigan Fund; 0.25% of average daily net assets for Minnesota Fund; 0.25% of average daily net assets for Missouri Fund; 0.55% of average daily net assets for New Jersey Fund; 0.60% of average daily net assets for New York Fund; 0.30% of average daily net assets for North Carolina Fund; 0.45% of average daily net assets for Ohio Fund; 0.30% of average daily net assets for Oregon Fund; 0.45% of average daily net assets for Pennsylvania Fund; and 0.45% of average daily net assets for Virginia Fund.

Clark D. Wagner serves as Portfolio Manager of each of the Funds except for the Tax-Exempt Money Market Fund. Mr. Wagner is FIMCO's Director of Fixed Income. Mr. Wagner was Chief Investment Officer of FIMCO from 1992-2001. He also serves as Portfolio Manager of certain other First Investors Funds.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?


The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, each Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

For each Fund, other than the Tax-Exempt Money Market Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


The Tax-Exempt Money Market Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?

You may buy shares of each Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of retirement accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.


If we receive your order in our Woodbridge, N.J. offices in correct form, as described by the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV, provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.


Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.


WHICH CLASS OF SHARES IS BEST FOR ME?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.


Class A shares of each Fund, except the Tax-Exempt Money Market Fund, are sold at the public offering price, which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below. The Tax-Exempt Money Market Fund's Class A shares are sold at NAV without any initial or deferred sales charge.

The Insured Tax Exempt Fund is currently accepting purchase orders only from existing shareholders and new shareholders who are investing at least $1,000,000.

--------------------------------------------------------------------------------
                                 CLASS A SHARES

Your investment                              Sales Charge as a percentage of
                                         offering price*     net amount invested

Less than $25,000                             6.25%                 6.67%
--------------------------------------------------------------------------------
$25,000-$49,999                               5.75                  6.10
--------------------------------------------------------------------------------
$50,000-$99,999                               5.50                  5.82
--------------------------------------------------------------------------------
$100,000-$249,999                             4.50                  4.71
--------------------------------------------------------------------------------
$250,000-$499,999                             3.50                  3.63
--------------------------------------------------------------------------------
$500,000-$999,999                             2.50                  2.56
--------------------------------------------------------------------------------
$1,000,000 or more                            0*                    0**
--------------------------------------------------------------------------------

*If you were a shareholder of the Insured Tax Exempt Fund II prior to December 18, 2000, you will continue to be able to purchase additional Class A shares of the Fund at a lower sales charge which was then in effect for as long as you maintain your investment in the Fund--that is, a sales charge (expressed as a percentage of offering price) of 4.75% on investments of less than $100,000; 3.90% on investments of $100,000-$249,999; 2.90% on investments of $250,000-499,999; and 2.40% on investments of $500,000-$999,999.

**If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.

--------------------------------------------------------------------------------
                                 CLASS B SHARES

Year of Redemption                         CDSC as a Percentage of
                                            Purchase Price or NAV
                                               at Redemption

Within the 1st or 2nd year                            4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                            3
--------------------------------------------------------------------------------
In the 5th year                                       2
--------------------------------------------------------------------------------
In the 6th year                                       1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                      0
--------------------------------------------------------------------------------


Class B shares of the Tax-Exempt Money Market Fund are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any CDSC on the shares being exchanged will carry over to the new shares.

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.


As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.


Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day a Fund is open for business by:

|X| Contacting your Representative who will place a redemption order for you;


|X| Sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, NJ 07095-1198;

|X| Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or


|X| Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

You may also redeem Tax-Exempt Money Market Fund shares by writing a check against your money market fund account or requesting an expedited wire redemption to a predesignated bank account. You may be charged a fee for certain of these privileges. For example, each wire under $5,000 is subject to a $15 fee. Consult your Representative or call ADM at 1-800-423-4026 for details.

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account fails to meet the minimum account balance as a result of a redemption, or for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of a Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge with one exception. If you are exchanging from the Tax-Exempt Money Market Fund to a Fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.


Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund, other than Tax-Exempt Money Market Fund, is designed for long-term investment purposes.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?


Insured Intermediate Tax Exempt Fund, Insured Tax Exempt Fund, Insured Tax Exempt Fund II, and the Single State Insured Tax Free Funds will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of each Fund's fiscal year.

Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

The Tax-Exempt Money Market Fund will declare daily and pay monthly dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Tax-Exempt Money Market Fund does not expect to realize any long-term capital gains.

Dividends and other distributions paid on both classes of each Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.


You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.


A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?


For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the federal AMT. Generally, dividends paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of the state listed in the Fund's name and in certain cases, from local income taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. For federal income tax purposes, long-term capital gain distributions by a Fund, of net capital gain, are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions by a Fund of interest income from taxable obligations, if any, and short-term capital gains are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

You are responsible for any tax liabilities generated by your transactions. If the Tax-Exempt Money Market Fund maintains a stable share price of $1.00, your sale or exchange of that Fund's shares will not result in recognition of any taxable gain or loss.



HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

1997            $1.00          $.030      $ __          $.030        $.030       $__           $.030
1998             1.00           .027        __           .027         .027        __            .027
1999             1.00           .026        __           .026         .026        __            .026
2000             1.00           .034        __           .034         .034        __            .034
2001             1.00           .022        __           .022         .022        __            .022

CLASS B

1997             1.00           .022        __           .022         .022        __            .022
1998             1.00           .018        __           .018         .018        __            .018
1999             1.00           .018        __           .018         .018        __            .018
2000             1.00           .026        __           .026         .026        __            .026
2001             1.00           .014        __           .014         .014        __            .014
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------


** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

   $1.00            3.00         $18,680        .75          2.95       1.12          2.58    N/A
    1.00            2.77          16,310        .80          2.73       1.19          2.34    N/A
    1.00            2.61          16,478        .80          2.58       1.20          2.18    N/A
    1.00            3.43          17,553        .80          3.38       1.09          3.09    N/A
    1.00            2.17          20,185        .80          2.10       0.88          2.02    N/A

  CLASS B

    1.00            2.20              13       1.50          2.20       1.87          1.83    N/A
    1.00            1.78               1       1.55          1.98       1.94          1.59    N/A
    1.00            1.82               1       1.55          1.83       1.95          1.43    N/A
    1.00            2.66             140       1.55          2.63       1.84          2.34    N/A
    1.00            1.41              30       1.55          1.35       1.63          1.27    N/A
--------------- -------------- ------------- ------------ ---------- ------------- -------- --------------


                          ------------------------------------------------------------------------------
                                                                            TAX EXEMPT MONEY MARKET FUND
                          ------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

1997            $5.79         $.292       $.140           $.432      $.292         $--         $.292
1998             5.93          .288        .086            .374       .294          --          .294
1999             6.01          .231       (.200)           .031       .231          --          .231
2000             5.81          .254        .319            .573       .252         .031         .283
2001             6.10          .243        .049            .292       .245         .137         .382

CLASS B

1997             5.80          .234        .128            .362       .232          --          .232
1998             5.93          .226        .098            .324       .234          --          .234
1999             6.02          .173       (.202)          (.029)      .171          --          .171
2000             5.82          .208        .315            .523       .202         .031         .233
2001             6.11          .195        .050            .245       .198         .137         .335
------------ ------------- ------------ -----------    ------------ ---------- -------------   ---------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

   $5.93            7.68         $7,344           .53        5.02         1.21        4.34      91
    6.01            6.47          8,674           .50        4.80         1.20        4.10     163
    5.81            0.51          8,263           .50        3.88         1.18        3.20     142
    6.10           10.11          9,070           .67        4.32         1.11        3.88      76
    6.01            4.82         11,298           .75        3.90         1.05        3.60     134

  CLASS B

    5.93            6.39            808          1.53        4.02         1.91        3.64      91
    6.02            5.57          1,000          1.50        3.80         1.90        3.40     163
    5.82           (0.50)         1,154          1.50        2.88         1.88        2.50     142
    6.11            9.16          1,506          1.50        3.49         1.81        3.18      76
    6.02            4.02          2,674          1.50        3.15         1.80        2.85     134
--------------- -------------- ------------ ------------ ---------- ------------ --------- -------------



                   -------------------------------------------------------------------------------------
                                                                    INSURED INTERMEDIATE TAX EXEMPT FUND
                   -------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

1997           $10.14         $.502       $.312          $.814        $.504       $--          $.504
1998            10.45          .475        .099           .574         .474        --           .474
1999            10.55          .515       (.889)         (.374)        .466        --           .466
2000             9.71          .468        .656          1.124         .504        --           .504
2001            10.33          .460       (.099)          .361         .470       .071          .541

CLASS B

1997            10.13          .429        .323           .752         .432        --           .432
1998            10.45          .400        .096           .496         .396        --           .396
1999            10.55          .431       (.877)         (.446)        .394        --           .394
2000             9.71          .395        .657          1.052         .432        --           .432
2001            10.33          .385       (.106)          .279         .398       .071          .469
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET         RATIO TO AVERAGE        RATIO TO AVERAGE      PORTFOLIO
  ASSET           RETURN**        ASSETS AT   NET ASSETS ++           NET ASSETS            TURNOVER
  VALUE AT        (%)             END OF                              BEFORE EXPENSES       RATE (%)
  END OF                          PERIOD      Expenses     Net        WAIVED OR ASSUMED
  PERIOD                          (IN         (%)          Investment
                                  THOU-                    Income (%) Expenses     Net
                                  SANDS)                              (%)          Investment
                                                                                   Income (%)
  CLASS A

  $10.45            8.27       $1,191,815      1.14          4.93     N/A             N/A        13
   10.55            5.62        1,118,898      1.11          4.51     N/A             N/A        19
    9.71           (3.63)         958,668      1.12          5.03     N/A             N/A        31
   10.33           11.93          945,502      1.09          4.69     1.12           4.66        27
   10.15            3.51          901,699      1.05          4.43     1.10           4.38        32

  CLASS B

   10.45            7.62            3,460      1.85          4.22     N/A            N/A         13
   10.55            4.83            3,878      1.83          3.79     N/A            N/A         19
    9.71           (4.31)           4,290      1.85          4.30     N/A            N/A         31
   10.33           11.12            4,368      1.82          3.96     1.85           3.93        27
   10.14            2.70            5,260      1.78          3.70     1.83           3.65        32
--------------- -------------- ------------- ------------ --------- ------------- --------- --------------


                  --------------------------------------------------------------------------------------
                                                                                 INSURED TAX EXEMPT FUND
                  --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND II***
--------------------------------------------------------------------------------------------------------


PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

1997           $13.82         $.670       $.710          $1.380      $.670         $.120         $.790
1998            14.41          .660        .390           1.050       .660          .240          .900
1999            14.56          .670       (.940)          (.270)      .650          .030          .680
2000*           13.61          .668       1.120           1.788       .681          .417         1.098
2001            14.30          .591        .175            .766       .593          .143          .736

CLASS B

2000*           14.61          .021        .109            .130       .023          .417          .440
2001            14.30          .487        .169            .656       .483          .143          .626

------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------
* FOR THE PERIOD DECEMBER 18, 2000 (DATE CLASS B SHARES WERE FIRST OFFERED) TO DECEMBER 31, 2000.

** CALCULATED WITHOUT SALES CHARGES.

*** PRIOR TO DECEMBER 18, 2000, KNOWN AS EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

(a) ANNUALIZED

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE      PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS            TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES       RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $14.41           10.30         $16,193        .75         4.80          1.71       3.84       126
   14.56            7.39          16,909        .80         4.50          1.73       3.57       172
   13.61           (1.92)         15,842        .80         4.72          1.73       3.79       205
   14.30           13.50          15,966        .80         4.78          1.78       3.80       167
   14.33            5.43          29,851       1.00         4.03          1.52       3.51       190

  CLASS B

   14.30             .89              52       1.31(a)       4.18(a)      2.84(a)    2.65(a)    167
   14.33            4.63           3,019       1.75          3.28         2.27       2.76       190



--------------- -------------- ------------- ------------ --------- ------------- --------- --------------



                     -----------------------------------------------------------------------------------
                                                                     INSURED TAX EXEMPT FUND II
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ARIZONA FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

1997           $12.95       $.658         $.511          $1.169       $.659         $--         $.659
1998            13.46        .657          .155            .812        .652          --          .652
1999            13.62        .707         (.955)          (.248)       .662          --          .662
2000            12.71        .644          .698           1.342        .692          --          .692
2001            13.36        .616         (.012)           .604        .614          --          .614

CLASS B

1997            12.95        .556          .500           1.056        .556          --          .556
1998            13.45        .549          .155            .704        .544          --          .544
1999            13.61        .603         (.948)          (.345)       .555          --          .555
2000            12.71        .541          .690           1.231        .591          --          .591
2001            13.35        .514         (.009)           .505        .515          --          .515
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL           RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.46            9.28          $9,691          .50        5.03        1.16        4.37       24
   13.62            6.17          10,873          .50        4.88        1.13        4.25       50
   12.71           (1.88)         11,746          .50        5.37        1.15        4.72       62
   13.36           10.89          14,785          .60        5.01        1.12        4.49       42
   13.35            4.56          16,652          .65        4.55        1.20        4.00       36

  CLASS B

   13.45            8.36             437         1.30        4.23        1.96        3.57       24
   13.61            5.33             489         1.30        4.08        1.93        3.45       50
   12.71           (2.60)            508         1.30        4.57        1.95        3.92       62
   13.35            9.94             823         1.40        4.21        1.92        3.69       42
   13.34            3.80           1,485         1.40        3.80        1.95        3.25       36
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                            ARIZONA FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CALIFORNIA FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized   Total
                             Investment  and            Investment   Investment  Gain           Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997           $11.76        $.569       $.534          $1.103       $.570        $.173         $.743
 1998            12.12         .558        .190            .748        .554         .114          .668
 1999            12.20         .609       (.952)          (.343)       .558         .019          .577
 2000            11.28         .571        .916           1.487        .600         .157          .757
 2001            12.01         .544       (.095)           .449        .571         .028          .599

CLASS B

 1997            11.76         .476        .532           1.008        .475         .173          .648
 1998            12.12         .458        .184            .642        .458         .114          .572
 1999            12.19         .511       (.949)          (.438)       .463         .019          .482
 2000            11.27         .469        .933           1.402        .505         .157          .662
 2001            12.01         .456       (.097)           .359        .481         .028          .509
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $12.12            9.66         $15,601          .80        4.80        1.16        4.44       46
   12.20            6.31          14,614          .80        4.59        1.17        4.22       79
   11.28           (2.88)         13,383          .80        5.15        1.17        4.79       49
   12.01           13.56          14,765          .70        4.94        1.08        4.56       50
   11.86            3.78          17,449          .65        4.52        1.14        4.03       36

  CLASS B

   12.12            8.79             220         1.60        4.00        1.96        3.64       46
   12.19            5.40             479         1.60        3.79        1.97        3.42       79
   11.27           (3.67)            483         1.60        4.35        1.97        3.99       49
   12.01           12.74             692         1.50        4.14        1.88        3.76       50
   11.86            3.01           1,046         1.40        3.77        1.89        3.28       36
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                         CALIFORNIA FUND
                     -----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
COLORADO FUND
----------------------------------------------------------------------------------------------------------


PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $12.49         $.638       $.498          $1.136       $.636        $--          $.636
 1998           12.99          .644        .152            .796        .636         --           .636
 1999           13.15          .634       (.907)          (.273)       .637         --           .637
 2000           12.24          .640        .752           1.392        .642         --           .642
 2001           12.99          .619        .055            .674        .620         .014         .634

CLASS B

 1997           12.48          .539        .501           1.040        .540         --           .540
 1998           12.98          .538        .160            .698        .528         --           .528
 1999           13.15          .534       (.914)          (.380)       .530         --           .530
 2000           12.24          .546        .740           1.286        .546         --           .546
 2001           12.98          .544        .071            .615        .551        .014          .565
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $12.99            9.37          $3,424         .40         5.07        1.29        4.18       39
   13.15            6.27           3,571         .40         4.96        1.26        4.10       25
   12.24           (2.15)          4,068         .47         4.99        1.28        4.18       40
   12.99           11.71           5,139         .50         5.14        1.29        4.35       46
   13.03            5.24           7,268         .50         4.70        1.15        4.05       61

  CLASS B

   12.98            8.55             370        1.20         4.27        2.09        3.38       39
   13.15            5.48             374        1.20         4.16        2.06        3.30       25
   12.24           (2.96)            372        1.27         4.19        2.08        3.38       40
   12.98           10.78             297        1.30         4.34        2.09        3.55       46
   13.03            4.56             419        1.25         3.95        1.90        3.30       61
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                   -------------------------------------------------------------------------------------
                                                                                           COLORADO FUND
                   -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CONNECTICUT FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $12.70          $.613        $.471       $1.084        $.614       $--            $.614
 1998           13.17           .607         .186         .793         .603        --             .603
 1999           13.36           .651        (.902)       (.251)        .619        --             .619
 2000           12.49           .615         .653        1.268         .648        --             .648
 2001           13.11           .604        (.051)        .553         .593        --             .593

CLASS B

 1997           12.70           .516         .470         .986         .516        --             .516
 1998           13.17           .500         .176         .676         .496        --             .496
 1999           13.35           .552        (.901)       (.349)        .511        --             .511
 2000           12.49           .515         .652        1.167         .547        --             .547
 2001           13.11           .505        (.059)        .446         .496        --             .496
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.17            8.77         $16,151          .80        4.78        1.17        4.41       14
   13.36            6.15          17,434          .80        4.58        1.16        4.22       25
   12.49           (1.93)         17,903          .80        5.04        1.15        4.69       47
   13.11           10.45          19,952          .80        5.40        1.14        5.06       18
   13.07            4.26          22,552          .80        4.57        1.19        4.18       33

  CLASS B

   13.17            7.95           2,891         1.60        3.98        1.97        3.61       14
   13.35            5.22           3,484         1.60        3.78        1.96        3.42       25
   12.49           (2.67)          3,205         1.60        4.24        1.95        3.89       47
   13.11            9.58           3,539         1.60        4.60        1.94        4.26       18
   13.06            3.43           3,689         1.55        3.82        1.94        3.43       33
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                            CONNECTICUT FUND
                     -----------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
FLORIDA FUND
--------------------------------------------------------------------------------------------------------


PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $13.11         $.624        $.547         $1.171       $.624         $.037       $.661
 1998           13.62          .616         .195           .811        .613          .068        .681
 1999           13.75          .679       (1.074)         (.395)       .625           --         .625
 2000           12.73          .621         .812          1.433        .672          .111        .783
 2001           13.38          .592        (.028)          .564        .598          .146        .744

CLASS B

 1997           13.11          .531         .552          1.083        .526          .037        .563
 1998           13.63          .507         .186           .693        .505          .068        .573
 1999           13.75          .572       (1.065)         (.493)       .517           --         .517
 2000           12.74          .516         .808          1.324        .573          .111        .684
 2001           13.38          .491        (.035)          .456        .500          .146        .646
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.62            9.18         $23,840          .80        4.71         1.11       4.40       19
   13.75            6.09          25,873          .80        4.50         1.10       4.20       44
   12.73           (2.93)         23,729          .80        5.12         1.12       4.80       68
   13.38           11.61          25,823          .80        4.81         1.12       4.49       59
   13.20            4.25          28,990          .80        4.38         1.17       4.01       73

  CLASS B

   13.63            8.38             837         1.60        3.91         1.91       3.60       19
   13.75            5.19             858         1.60        3.70         1.90       3.40       44
   12.74           (3.65)            789         1.60        4.32         1.92       4.00       68
   13.38           10.67             923         1.60        4.01         1.92       3.69       59
   13.19            3.42           1,356         1.55        3.63         1.92       3.26       73
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                            FLORIDA FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
GEORGIA FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $12.55          $.639        $.578         $1.217      $.637        $--          $.637
 1998           13.13           .645         .135           .780       .640         --           .640
 1999           13.27           .633       (1.025)         (.392)      .638         --           .638
 2000           12.24           .632         .988          1.620       .630         --           .630
 2001           13.23           .619        (.027)          .592       .622         --           .622

CLASS B

 1997           12.54           .524         .584          1.108       .538         --           .538
 1998           13.11           .539         .133           .672       .532         --           .532
 1999           13.25           .540       (1.029)         (.489)      .531         --           .531
 2000           12.23           .524         .999          1.523       .533         --           .533
 2001           13.22           .519        (.033)          .486       .526         --           .526
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.13           10.00          $3,152          .40        5.03        1.33        4.10      21
   13.27            6.08           3,162          .40        4.92        1.20        4.12      36
   12.24           (3.04)          5,527          .48        4.99        1.19        4.28      57
   13.23           13.61           6,278          .50        5.03        1.10        4.43      40
   13.20            4.52           7,429          .50        4.64        1.13        4.01      37

  CLASS B

   13.11            9.07             203         1.20        4.23        2.13        3.30      21
   13.25            5.23             250         1.20        4.12        2.00        3.32      36
   12.23           (3.78)            296         1.28        4.19        1.99        3.48      57
   13.22           12.76             566         1.30        4.23        1.90        3.63      40
   13.18            3.70             729         1.25        3.89        1.88        3.26      37
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                            GEORGIA FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
MARYLAND FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $12.88       $.652         $.549          $1.201       $.651        $--          $.651
 1998           13.43        .651          .186            .837        .647         --           .647
 1999           13.62        .658         (.994)          (.336)       .654         --           .654
 2000           12.63        .626          .854           1.480        .630         --           .630
 2001           13.48        .605         (.077)           .528        .608         --           .608

CLASS B

 1997           12.87        .551          .556           1.107        .547         --           .547
 1998           13.43        .543          .186            .729        .539         --           .539
 1999           13.62        .551         (.995)          (.444)       .546         --           .546
 2000           12.63        .522          .856           1.378        .528         --           .528
 2001           13.48        .504         (.080)           .424        .504         --           .504
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.43            9.59         $10,705          .50        5.01        1.18        4.33       35
   13.62            6.38          11,280          .50        4.84        1.16        4.18       33
   12.63           (2.54)         12,579          .50        5.00        1.15        4.35       44
   13.48           12.05          14,580          .60        4.86        1.14        4.32       35
   13.40            3.95          17,758          .65        4.46        1.17        3.94       33

  CLASS B

   13.43            8.81           1,782         1.30        4.21        1.98        3.53       35
   13.62            5.54           2,215         1.30        4.04        1.96        3.38       33
   12.63           (3.33)          2,718         1.30        4.20        1.95        3.55       44
   13.48           11.17           3,328         1.40        4.06        1.94        3.52       35
   13.40            3.16           4,474         1.40        3.71        1.92        3.19       33
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                           MARYLAND FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
MASSACHUSETTS FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $11.92         $.601       $.356           $.957       $.603       $.074        $.677
 1998           12.20          .586        .049            .635        .578        .237         .815
 1999           12.02          .609       (.887)          (.278)       .572         --          .572
 2000           11.17          .559        .721           1.280        .600         --          .600
 2001           11.85          .538       (.050)           .488        .540        .028         .568

CLASS B

 1997           11.91          .508        .353            .861        .507        .074         .581
 1998           12.19          .488        .061            .549        .482        .237         .719
 1999           12.02          .520       (.894)          (.374)       .476         __          .476
 2000           11.17          .466        .723           1.189        .509         __          .509
 2001           11.85          .445       (.055)           .390        .452        .028         .480
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $12.20            8.27         $22,852         .80         5.01        1.15        4.66       28
   12.02            5.33          22,421         .80         4.82        1.15        4.47       49
   11.17           (2.39)         20,507         .80         5.20        1.15        4.85       32
   11.85           11.83          22,674         .80         4.95        1.16        4.59       38
   11.77            4.15          24,626         .80         4.50        1.18        4.12       45

  CLASS B

   12.19            7.41             783        1.60         4.21        1.95        3.86       28
   12.02            4.60           1,426        1.60         4.02        1.95        3.67       49
   11.17           (3.19)          1,177        1.60         4.40        1.95        4.05       32
   11.85           10.95           1,530        1.60         4.15        1.96        3.79       38
   11.76            3.30           2,771        1.55         3.75        1.93        3.37       45
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                      MASSACHUSETTS FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
MICHIGAN FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997           $12.57      $.610         $.535           $1.145       $.609      $.046        $.655
 1998            13.06       .591          .124             .715        .589       .096         .685
 1999            13.09       .603         (.938)           (.335)       .595        --          .595
 2000            12.16       .612          .683            1.295        .606       .119         .725
 2001            12.73       .581         (.090)            .491        .595       .006         .601

CLASS B

 1997            12.56       .511          .536            1.047        .511       .046         .557
 1998            13.05       .484          .123             .607        .481       .096         .577
 1999            13.08       .502         (.930)           (.428)       .492        __          .492
 2000            12.16       .509          .681            1.190        .511       .119         .630
 2001            12.72       .487         (.092)            .395        .499       .006         .505
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.06            9.37         $39,581          .87        4.80        1.12        4.55      32
   13.09            5.60          39,061          .89        4.51        1.13        4.27      20
   12.16           (2.63)         36,506          .87        4.74        1.12        4.49      21
   12.73           10.96          36,367          .87        4.94        1.12        4.69      23
   12.62            3.89          38,797          .86        2.49        1.16        2.19      22

  CLASS B

   13.05            8.54           1,018         1.67        4.00        1.92        3.75      32
   13.08            4.73           1,032         1.69        3.71        1.93        3.47      20
   12.16           (3.34)            895         1.67        3.94        1.92        3.69      21
   12.72           10.03           1,088         1.67        4.14        1.92        3.89      23
   12.61            3.12           1,448         1.61        1.74        1.91        1.44      22
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                           MICHIGAN FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
MINNESOTA FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997           $11.29        $.599       $.340            $.939       $.599       $--          $.599
 1998            11.63         .592        .116             .708        .588        --           .588
 1999            11.75         .597       (.785)           (.188)       .582        --           .582
 2000            10.98         .581        .600            1.181        .591        --           .591
 2001            11.57         .555       (.045)            .510        .560        --           .560

 CLASS B

 1997            11.29         .508        .341             .849        .509        --           .509
 1998            11.63         .498        .114             .612        .492        --           .492
 1999            11.75         .499       (.781)           (.282)       .488        --           .488
 2000            10.98         .492        .604            1.096        .506        --           .506
 2001            11.57         .471       (.045)            .426        .476        --           .476
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $11.63            8.57          $8,231          .50        5.27        1.21       4.56       15
   11.75            6.23           8,346          .50        5.08        1.23       4.35       22
   10.98           (1.65)          8,363          .50        5.26        1.25       4.51       23
   11.57           11.08           8,606          .50        5.21        1.15       4.56       32
   11.52            4.47          10,321          .50        4.77        1.15       4.12       27

  CLASS B

   11.63            7.71              44         1.30        4.47        2.01       3.76       15
   11.75            5.37              47         1.30        4.28        2.03       3.55       22
   10.98           (2.46)             83         1.30        4.46        2.05       3.71       23
   11.57           10.24              96         1.30        4.41        1.95       3.76       32
   11.52            3.72             234         1.25        4.02        1.90       3.37       27
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                          MINNESOTA FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
MISSOURI FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997           $12.29        $.638        $.490         $1.128      $.638         $--         $.638
 1998            12.78         .634         .188           .822       .632          --          .632
 1999            12.97         .650        (.904)         (.254)      .626          --          .626
 2000            12.09         .618         .814          1.432       .642          --          .642
 2001            12.88         .604        (.073)          .531       .601          --          .601

CLASS B

 1997            12.29         .537         .494          1.031       .541          --          .541
 1998            12.78         .528         .187           .715       .525          --          .525
 1999            12.97         .553        (.905)         (.352)      .518          --          .518
 2000            12.10         .520         .812          1.332       .552          --          .552
 2001            12.88         .503        (.068)          .435       .505          --          .505
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $12.78             9.44         $1,798          .40        5.13        1.46       4.07       12
   12.97             6.59          2,087          .40        4.97        1.30       4.07       17
   12.09            (2.02)         2,471          .47        5.20        1.50       4.17       66
   12.88            12.21          3,344          .50        5.04        1.39       4.15       35
   12.81             4.17          4,585          .50        4.65        1.16       3.99       29

  CLASS B

   12.78             8.60            117         1.20        4.33        2.26       3.27       12
   12.97             5.71            172         1.20        4.17        2.10       3.27       17
   12.10            (2.78)           210         1.27        4.40        2.30       3.37       66
   12.88            11.30            251         1.30        4.24        2.19       3.35       35
   12.81             3.40            719         1.25        3.90        1.91       3.24       29
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                           MISSOURI FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NEW JERSEY FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997           $12.99      $.630         $.427          $1.057       $.629       $.118        $.747
 1998            13.30       .606          .153            .759        .607        .142         .749
 1999            13.31       .653         (.919)          (.266)       .594          --         .594
 2000            12.45       .609          .650           1.259        .629          --         .629
 2001            13.08       .588         (.061)           .527        .610        .037         .647

CLASS B

 1997            12.97       .525          .433            .958        .530        .118         .648
 1998            13.28       .498          .153            .651        .499        .142         .641
 1999            13.29       .537         (.909)          (.372)       .488          --         .488
 2000            12.43       .504          .649           1.153        .533          --         .533
 2001            13.05       .491         (.060)           .431        .514        .037         .551
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.30            8.36         $59,243          .96        4.81        1.11       4.66       22
   13.31            5.84          60,585          .97        4.53        1.11       4.39       27
   12.45           (2.05)         52,846          .97        5.02        1.12       4.87       52
   13.08           10.41          54,051          .97        4.80        1.12       4.65       41
   12.96            4.06          60,321          .96        4.47        1.16       4.27       37

  CLASS B

   13.28            7.56           2,011         1.76        4.01        1.91       3.86       22
   13.29            5.00           2,562         1.77        3.73        1.91       3.59       27
   12.43           (2.85)          3,338         1.77        4.22        1.92       4.07       52
   13.05            9.51           3,799         1.77        4.00        1.92       3.85       41
   12.93            3.32           4,706         1.71        3.72        1.91       3.52       37
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                         NEW JERSEY FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NEW YORK FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

1997            $14.54      $.709         $.395          $1.104       $.708       $.076       $.784
1998             14.86       .674          .137            .811        .676        .145        .821
1999             14.85       .718        (1.249)          (.531)       .659        --          .659
2000             13.66       .646         1.000           1.646        .696        --          .696
2001             14.61       .622         (.164)           .458        .628        --          .628

CLASS B

1997             14.53       .608          .406           1.014        .608        .076        .684
1998             14.86       .569          .134            .703        .568        .145        .713
1999             14.85       .618        (1.250)          (.632)       .558        --          .558
2000             13.66       .557          .994           1.551        .601        --          .601
2001             14.61       .511         (.159)           .352        .522        --          .522
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $14.86            7.82        $195,273         1.17        4.86        1.22       4.81        24
   14.85            5.59         187,544         1.12        4.54        1.22       4.44        44
   13.66           (3.67)        164,622         1.09        4.99        1.21       4.87        55
   14.61           12.41         167,877         1.06        4.62        1.20       4.48        20
   14.44            3.14         171,962         1.01        4.22        1.16       4.07        48

  CLASS B

   14.86            7.16           3,602         1.87        4.16        1.92       4.11        24
   14.85            4.84           5,271         1.82        3.84        1.92       3.74        44
   13.66           (4.34)          4,734         1.79        4.29        1.91       4.17        55
   14.61           11.65           4,509         1.76        3.92        1.90       3.78        20
   14.44            2.40           6,981         1.74        3.49        1.89       3.34        48
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------



                     -----------------------------------------------------------------------------------
                                                                                           NEW YORK FUND
                     -----------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
NORTH CAROLINA FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997           $12.13        $.597       $.530          $1.127       $.597        $--         $.597
 1998            12.66         .593        .239            .832        .592         --          .592
 1999            12.90         .606       (.900)          (.294)       .596         --          .596
 2000            12.01         .595        .859           1.454        .604         --          .604
 2001            12.86         .583       (.082)           .501        .581         --          .581

CLASS B

 1997            12.13         .497        .534           1.031        .501         --          .501
 1998            12.66         .491        .233            .724        .484         --          .484
 1999            12.90         .490       (.891)          (.401)       .489         --          .489
 2000            12.01         .497        .867           1.364        .504         --          .504
 2001            12.87         .486       (.083)           .403        .483         --          .483
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $12.66            9.56          $6,697         .40         4.87        1.23        4.04      30
   12.90            6.72           8,297         .40         4.68        1.13        3.95      54
   12.01           (2.35)          8,978         .48         4.84        1.24        4.08      47
   12.86           12.45          10,723         .50         4.86        1.13        4.23      42
   12.78            3.94          13,316         .65         4.50        1.20        3.95      51

  CLASS B

   12.66            8.71            185         1.20         4.07        2.03        3.24      30
   12.90            5.83            246         1.20         3.88        1.93        3.15      54
   12.01           (3.18)           596         1.28         4.04        2.04        3.28      47
   12.87           11.63          1,566         1.30         4.06        1.93        3.43      42
   12.79            3.15          1,839         1.40         3.75        1.95        3.20      51
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                     NORTH CAROLINA FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OHIO FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997           $12.35        $.607       $.430          $1.037       $.606        $.071       $.677
 1998            12.71         .614        .040            .654        .597         .067        .664
 1999            12.70         .636       (.853)          (.217)       .603          --         .603
 2000            11.88         .594        .710           1.304        .636         .088        .724
 2001            12.46         .567       (.067)           .500        .575         .105        .680

CLASS B

 1997            12.35         .507        .424            .931        .510         .071        .581
 1998            12.70         .495        .061            .556        .489         .067        .556
 1999            12.70         .529       (.850)          (.321)       .499          __         .499
 2000            11.88         .495        .723           1.218        .540         .088        .628
 2001            12.47         .477       (.073)           .404        .479         .105        .584
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $12.71             8.64        $19,308          .80        4.88        1.18        4.50      25
   12.70             5.26         19,767          .80        4.83        1.19        4.44      34
   11.88            (1.77)        18,574          .80        5.15        1.17        4.78      48
   12.46            11.32         19,327          .80        4.92        1.15        4.57      35
   12.28             4.05         19,996          .80        4.51        1.18        4.13      40

  CLASS B

   12.70            7.73             335         1.60        4.08        1.98        3.70      25
   12.70            4.46             403         1.60        4.03        1.99        3.64      34
   11.88           (2.59)            640         1.60        4.35        1.97        3.98      48
   12.47           10.53             972         1.60        4.12        1.95        3.77      35
   12.29            3.26           1,444         1.55        3.76        1.93        3.38      40
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                               OHIO FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OREGON FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $12.00       $.582         $.582          $1.164       $.584        $--         $.584
 1998           12.58        .582          .191            .773        .583         --          .583
 1999           12.77        .585         (.828)          (.243)       .577         --          .577
 2000           11.95        .593          .689           1.282        .602         --          .602
 2001           12.63        .573         (.067)           .506        .566         --          .566

CLASS B

 1997           11.99        .485          .573           1.058        .488         --          .488
 1998           12.56        .480          .204            .684        .484         --          .484
 1999           12.76        .489         (.846)          (.357)       .473         --          .473
 2000           11.93        .497          .688           1.185        .505         --          .505
 2001           12.61        .477         (.057)           .420        .470         --          .470
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $12.58            9.97         $11,800          .50        4.78        1.20       4.11       32
   12.77            6.29          13,038          .50        4.62        1.20       3.92       27
   11.95           (1.95)         12,389          .50        4.72        1.21       4.01       33
   12.63           11.04          15,145          .60        4.89        1.22       4.27       37
   12.57            4.05          17,341          .65        4.50        1.20       3.95       37

  CLASS B

   12.56            9.03             752         1.30        3.98        2.00       3.31       32
   12.76            5.55           1,040         1.30        3.82        2.00       3.12       27
   11.93           (2.85)          1,096         1.30        3.92        2.01       3.21       33
   12.61           10.18           1,226         1.40        4.09        2.02       3.47       37
   12.56            3.35           1,584         1.40        3.75        1.95       3.20       37
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                             OREGON FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PENNSYLVANIA FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $12.91         $.624       $.523          $1.147       $.624       $.153        $.777
 1998           13.28          .642        .038            .680        .605        .095         .700
 1999           13.26          .606       (.893)          (.287)       .613        --           .613
 2000           12.36          .615        .740           1.355        .631       .114          .745
 2001           12.97          .577       (.002)           .575        .591       .074          .665

CLASS B

 1997           12.91          .526        .510           1.036        .523       .153          .676
 1998           13.27          .533        .039            .572        .497       .095          .592
 1999           13.25          .498       (.890)          (.392)       .508        --           .508
 2000           12.35          .529        .728           1.257        .533       .114          .647
 2001           12.96          .473       (.004)           .469        .495       .074          .569
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.28            9.14         $42,223          .85         4.79       1.10        4.54      37
   13.26            5.23          40,774          .86         4.81       1.10        4.57      26
   12.36           (2.24)         36,737          .86         4.69       1.11        4.44      36
   12.97           11.29          37,012          .87         4.88       1.12        4.63      40
   12.88            4.47          39,649          .86         4.39       1.16        4.09      35

  CLASS B

   13.27            8.23           1,739         1.65         3.99       1.90        3.74      37
   13.25            4.39           2,048         1.66         4.01       1.90        3.77      26
   12.35           (3.03)          1,936         1.66         3.89       1.91        3.64      36
   12.96           10.44           1,235         1.67         4.08       1.92        3.83      40
   12.86            3.64           2,562         1.61         3.64       1.91        3.34      35
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                       PENNSYLVANIA FUND
                     -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
VIRGINIA FUND
--------------------------------------------------------------------------------------------------------

PER SHARE DATA

               NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
               VALUE AT      INVESTMENT OPERATIONS                   FROM
               BEGINNING
               OF PERIOD     Net         Net Realized   Total from   Net         Net Realized Total
                             Investment  and            Investment   Investment  Gain         Distributions
                             Income      Unrealized     Operations   Income
                                         Gain (Loss)
                                         on Investments
CLASS A

 1997          $12.75          $.615      $.504           $1.119       $.617       $.032        $.649
 1998           13.22           .612       .123             .735        .603        .092         .695
 1999           13.26           .629      (.967)           (.338)       .612         --          .612
 2000           12.31           .628       .745            1.373        .636        .047         .683
 2001           13.00           .579      (.059)            .520        .598        .062         .660

CLASS B

 1997           12.74           .513       .505            1.018        .516        .032         .548
 1998           13.21           .505       .112             .617        .495        .092         .587
 1999           13.24           .537      (.982)           (.445)       .505         --          .505
 2000           12.29           .538       .739            1.277        .540        .047         .587
 2001           12.98           .472      (.048)            .424        .502        .062         .564
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

** CALCULATED WITHOUT SALES CHARGES.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

--------------- -------------- ---------------------------------------------------------------------------

                  TOTAL          RATIOS/SUPPLEMENTAL DATA
                  RETURN

  NET             TOTAL           NET           RATIO TO AVERAGE        RATIO TO AVERAGE    PORTFOLIO
  ASSET           RETURN**        ASSETS AT     NET ASSETS ++           NET ASSETS          TURNOVER
  VALUE AT        (%)             END OF                                BEFORE EXPENSES     RATE (%)
  END OF                          PERIOD        Expenses   Net          WAIVED OR ASSUMED
  PERIOD                          (IN           (%)        Investment
                                  THOU-                    Income (%)   Expenses   Net
                                  SANDS)                                (%)        Investment
                                                                                   Income (%)
  CLASS A

  $13.22            9.03         $22,136         .80        4.78         1.16        4.42      10
   13.26            5.69          23,423         .80        4.62         1.14        4.28      26
   12.31           (2.62)         21,008         .80        4.90         1.17        4.53      36
   13.00           11.46          23,606         .80        5.01         1.15        4.66      34
   12.86            4.04          32,580         .80        4.44         1.17        4.07      36

  CLASS B

   13.21            8.19           1,390        1.60        3.98         1.96        3.62      10
   13.24            4.76           1,484        1.60        3.82         1.94        3.48      26
   12.29           (3.44)          1,059        1.60        4.10         1.97        3.73      36
   12.98           10.64             899        1.60        4.21         1.95        3.86      34
   12.84            3.29           1,465        1.55        3.69         1.92        3.32      36
--------------- -------------- ------------ ----------- ---------- ------------- ---------- ------------




                     -----------------------------------------------------------------------------------
                                                                                           VIRGINIA FUND
                     -----------------------------------------------------------------------------------

[LOGO] FIRST INVESTORS


TAX-EXEMPT MONEY MARKET
INSURED INTERMEDIATE TAX EXEMPT
INSURED TAX EXEMPT
INSURED TAX EXEMPT II
SINGLE STATE INSURED TAX FREE

     Arizona        Minnesota
     California     Missouri
     Colorado       New Jersey
     Connecticut    New York
     Florida        North  Carolina
     Georgia        Ohio
     Maryland       Oregon
     Massachusetts  Pennsylvania
     Michigan       Virginia

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE: 1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.


(Investment Company Act File Nos. 811-3690; 811-5690; 811-2923; 811-4927;
811-3843; 811-4623)

FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
      A SERIES OF FIRST INVESTORS SERIES FUND
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND II
      A SERIES OF EXECUTIVE INVESTORS TRUST
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

95 Wall Street
New York, New York 10005
1-800-423-4026


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 27, 2002


      This is a Statement of Additional Information ("SAI") for FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC. ("TAX-EXEMPT MONEY MARKET FUND"), FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE TAX EXEMPT FUND"), a series of FIRST INVESTORS SERIES FUND ("SERIES FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND II ("INSURED TAX EXEMPT FUND II"), a series of EXECUTIVE INVESTORS TRUST, FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. ("NEW YORK INSURED TAX FREE FUND"), and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND ("MULTI-STATE INSURED TAX FREE FUND"). SERIES FUND offers five separate series, one of which, INSURED INTERMEDIATE TAX EXEMPT FUND, is described in this SAI. INSURED TAX EXEMPT FUND, EXECUTIVE INVESTORS TRUST, NEW YORK INSURED TAX FREE FUND and TAX-EXEMPT MONEY MARKET FUND each offer one series. MULTI-STATE INSURED TAX FREE FUND offers 17 series: ARIZONA FUND, CALIFORNIA FUND, COLORADO FUND, CONNECTICUT FUND, FLORIDA FUND, GEORGIA FUND, MARYLAND FUND, MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND, MISSOURI FUND, NEW JERSEY FUND, NORTH CAROLINA
FUND, OHIO FUND, OREGON FUND, PENNSYLVANIA FUND and VIRGINIA FUND. NEW YORK INSURED TAX FREE FUND and the individual Funds of the MULTI-STATE INSURED TAX FREE FUND are referred to as the "Single State Funds". INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND, INSURED TAX EXEMPT FUND II, NEW YORK
INSURED TAX FREE FUND, TAX-EXEMPT MONEY MARKET FUND, and each series of the MULTI-STATE INSURED TAX FREE FUND are referred to herein collectively as "Funds."

      This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated February 27, 2002, which may be obtained free of charge from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

HISTORY AND CLASSIFICATION OF THE FUNDS......................................3
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS................................3
INVESTMENT POLICIES.........................................................10
INSURANCE...................................................................22
STATE SPECIFIC RISK FACTORS.................................................24
PORTFOLIO TURNOVER..........................................................82
DIRECTORS/TRUSTEES AND OFFICERS.............................................83
MANAGEMENT..................................................................88
BOARD CONSIDERATION OF THE ADVISORY AGREEMENTS..............................90
UNDERWRITERS AND DEALERS....................................................92
DISTRIBUTION PLANS..........................................................94
DETERMINATION OF NET ASSET VALUE............................................97
ALLOCATION OF PORTFOLIO BROKERAGE...........................................99
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES................................100
TAXES......................................................................101
PERFORMANCE INFORMATION....................................................114
GENERAL INFORMATION........................................................126
APPENDIX A DESCRIPTION OF MUNICIPAL BOND RATINGS...........................A-1
APPENDIX B DESCRIPTION OF MUNICIPAL NOTE RATINGS...........................B-1
APPENDIX C DESCRIPTION OF COMMERCIAL PAPER RATINGS.........................C-1
APPENDIX D.................................................................D-1
FINANCIAL STATEMENTS.......................................................E-1
SHAREHOLDERS' MANUAL.......................................................A-2

                   HISTORY AND CLASSIFICATION OF THE FUNDS


      INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND and TAX-EXEMPT MONEY MARKET FUND were incorporated in the state of Maryland on September 28, 1976, July 5, 1983 and March 11, 1983, respectively. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same investment portfolio. Each class of shares has equal voting rights and votes together except on matters that are particular to one class of shares. The Funds are not required to hold annual shareholders' meetings. The Board of Directors may in its discretion call a shareholders' meeting. Furthermore, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      SERIES FUND, EXECUTIVE INVESTORS TRUST and MULTI-STATE INSURED TAX FREE FUND were organized as Massachusetts business trusts on September 23, 1988, October 28, 1986 and October 30, 1985, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as its Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series. The shares of beneficial interest of Executive Investors Trust are presently one series, having two classes, designated Class A shares and Class B shares. The shares of beneficial interest of MULTI-STATE INSURED TAX FREE FUND are divided into seventeen separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of shares of a fund represents interest in the same management portfolio of the Fund. Each class of shares has equal voting rights and votes together except on matters that are particular to one class of shares. The Funds are not required to hold annual shareholders' meetings. The Board of Trustees may in its discretion call a shareholders' meeting. Furthermore, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.


                NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS


      Described below are investment strategies that may be employed by the Funds, including strategies to invest in particular types of securities, that are not principal investment strategies and the risks of those strategies. It is important to understand that the Funds may only engage in the non-fundamental strategies to the extent permitted by their principal investment strategies and investment policies. The principal investment strategies, and principal risks of the Funds are set forth in the prospectuses for the Funds. The Funds' investment policies are set forth in the section of the SAI which is captioned "Investment Policies."

      BORROWING. Each Fund may borrow for temporary or emergency purposes in amounts not exceeding their investment policies. See "Investment Policies". Borrowing increases the risks of investing in a Fund by accentuating losses or investments and the volatility of the Fund's shares.

      COMMERCIAL PAPER. Each fund may invest in commercial paper. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. See Appendix C to the SAI for a description of commercial paper ratings.

      DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations which are rated Baa by Moody's or BBB by S&P have speculative characteristics.

      FUTURES AND OPTIONS. The Funds currently do not use futures contracts or options as part of their investment strategies. In the event that the Funds were to use these instruments in the future, they would be subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission ("CFTC") and the several futures exchanges upon which futures contracts or options are traded. Moreover, in the event that they were to enter into futures contracts for options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase), could not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund had entered.

      HIGH YIELD MUNICIPAL SECURITIES. Each Fund currently does not intend to purchase municipal bonds rated lower than Baa by Moody's or BBB by S&P. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

      Municipal obligations that are High Yield Securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Municipal High Yield Securities, unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Adviser.
Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.


      Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

      In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.


      INVERSE FLOATERS. Subject to the limits of its Investment Policies, each Fund except Tax-Exempt Money Market Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

      LOANS OF PORTFOLIO SECURITIES. Subject to the limits of its Investment Policies, each Fund except Tax-Exempt Money Market Fund may loan securities to qualified broker-dealers or other institutional investors, provided the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by the Fund, it pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time, and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such lending function is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations.

      MUNICIPAL INSTRUMENTS: GENERAL RISK FACTORS. There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that a Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a municipal security to repay its obligations.

      Each Fund may invest more than 25% of its total assets in a particular segment of the bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds. Such concentration may occur in periods when one or more of these segments offer higher yields and/or profit potential. Each Fund has no fixed policy as to concentrating its investments in a particular segment of the bond market, because bonds are selected for investment based on appraisal of their individual value and income. This possible concentration of the assets of each Fund may result in a Fund being invested in securities which are related in such a way that economic, business, political developments or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of each Fund's investments could increase market risks, but risk of non-payment of interest when due, or default of principal, are covered by the insurance obtained by each Fund.


      Each Fund, except where noted, may invest in the following types of Municipal Instruments:

      MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

      PRIVATE ACTIVITY BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs.

      CERTIFICATES OF PARTICIPATION. Each Fund except Tax-Exempt Money Market Fund may invest in Certificates of Participation ("COPs"). COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. The applicable Fund's Board of Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the COPs in the applicable Fund's portfolio and, subject to review by that Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer,
(5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser, according to the factors reviewed by rating agencies.

      MUNICIPAL NOTES. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. For each Fund other than the Tax-Exempt Money Market Fund, such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. The Tax-Exempt Money Market Fund may buy municipal notes subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). A description of municipal note ratings is contained in Appendix B.

      VARIABLE  RATE  DEMAND  INSTRUMENTS.   Variable  rate  demand  instruments
("VRDIs") are Municipal Instruments, the interest on which is adjusted periodically and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by the applicable Fund's Board to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

      VARIABLE RATE AND FLOATING RATE NOTES. Subject to the limits of its Investment Policies, each Fund may invest in variable rate and floating rate notes, which are derivatives, issued by municipalities. Variable rate notes include master demand notes, which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.


      The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay agencies.


      PUT BONDS. Each Fund may invest in put bonds. A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. A Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. A Fund will only invest in put bonds as to which it can exercise the put feature on not more than seven days' notice if there is no liquid secondary market available for these obligations. There is no assurance that an issuer of a put bond acquired by a Fund will be able to repurchase the bond on the exercise date, if that Fund chooses to exercise its right to put the bond back to the issuer.

      REPURCHASE AGREEMENTS. Subject to the limits of its Investment Policies, each Fund may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. INSURED INTERMEDIATE TAX EXEMPT FUND and INSURED TAX EXEMPT FUND II may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. Subject to the limits of its Investment Policies, each Fund may invest in restricted and illiquid securities. Such securities may be difficult if not impossible to sell at reasonable prices.

      Restricted securities may generally be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. While the Funds have no intention of investing in options in the coming year, if any Fund does so, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


      TAXABLE SECURITIES. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of (1) obligations of the U.S. Government, its agencies or instrumentalities, (2) other debt securities or commercial paper rated within the highest grade by S&P or Moody's and (3) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specific return.

      U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government obligations is usually three months to thirty years.


      WHEN-ISSUED SECURITIES. Subject to the limits of its Investment Policies, each Fund may invest in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON SECURITIES. Each Fund, except Tax Exempt Money Market Fund, may invest in zero coupon municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned each year on zero coupon securities including zero coupon municipal securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

                               INVESTMENT POLICIES

      Each Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940 as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of Directors /Trustees of a Fund without shareholder approval. Except as otherwise expressly provided, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

      TAX-EXEMPT MONEY MARKET FUND. Under normal circumstances, the Tax-Exempt Money Market Fund will invest at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax, including the federal Alternative Minimum Tax ("AMT").


      TAX-EXEMPT MONEY MARKET FUND will not:

      (1) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.

      (2) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph (1) above.

      (3) Make loans, except by purchase of debt obligations and through repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days, along with all illiquid assets, will not exceed 10% of the Fund's total assets (taken at current value).

      (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer. The Fund will not invest in securities such that any one bank's letters of credit support more than 10% of the Fund's total assets.

      (5) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (6) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

      (7)    Make short sales of securities.

      (8) Write or purchase any put or call options, except stand-by commitments.


      (9) Knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market. This policy does not include Section 4(2) Commercial Paper or restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act, which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.


      (10) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (11) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies which, including predecessors, have a record of less than three years' continuous operation.

      (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (13) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser or management owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock).

      (14) Invest in companies for the purpose of exercising control or management.

      (15)   Issue senior securities.

      (16) Buy or sell real estate, commodities or commodity contracts (unless acquired as a result of ownership of securities) or interest in oil, gas or mineral explorations, provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      The Fund has adopted the following non-fundamental restrictions which may be changed without shareholder approval:

      (1) Notwithstanding fundamental investment restriction (2) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.


      (2) Notwithstanding fundamental investment restriction (16) above, the Fund will not invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.

      (3) The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, that is, for delivery to the Fund later than the normal settlement date for most securities, at a stated price and yield.

      INSURED INTERMEDIATE TAX EXEMPT FUND. Under normal circumstances, the Insured Intermediate Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.


      INSURED INTERMEDIATE TAX EXEMPT FUND will not:

      (1)    Issue senior securities.

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

      (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

      (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Make loans, except loans of portfolio securities and repurchase agreements.

      (8) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      The following investment restrictions are not fundamental and may be changed without shareholder approval.


      (1) Under normal circumstances, the Insured Intermediate Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

      (2) The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. This policy does not include Section 4(2) Commercial Paper or restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act, which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

      (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (4) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (7) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (7) The Fund may invest up to 10% of its net assets in securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index.

      (8) The Fund may invest up to 5% of its net assets in bonds rated lower than Baa by Moody's or BBB by S&P.

      (9) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of the Fund's net assets.

      INSURED TAX EXEMPT FUND. Under normal circumstances, the Insured Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.


      INSURED TAX EXEMPT FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.

      (3) Invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. Government).

      (4) Purchase securities in an amount to exceed 5% of its gross assets, of unseasoned issuers, including their predecessors, which have been in operation less than three years.

      (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7)    Issue senior securities.

      (8) Invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.

      (9) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

      (10) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

      (11) Invest in oil, gas or other mineral exploration or development programs.

      (12) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

      (13) Purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval.


      (1) Under normal circumstances, the Insured Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

       (2) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (4) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

     (7) The Fund may invest up to 10% of its net assets in securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index.

     (8) The Fund may invest up to 5% of its net assets in bonds rated lower than Baa by Moody's or BBB by S&P.

     (9) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of its total assets.

      INSURED TAX EXEMPT FUND II. Under normal circumstances, the Insured Tax Exempt Fund II will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.

      INSURED TAX EXEMPT FUND II will not:

     (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     (2)     Issue senior securities.

     (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.

     (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

     (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

     (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

     (7) Buy or sell real estate or interests in real estate limited partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.

     (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

     (9)     Make   investments  for  the  purpose  of  exercising   control  or
management.

     (10) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

     (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval.

     (1) Under normal circumstances, the Insured Tax Exempt Fund II will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

     (2) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

     (4) The Fund will not enter into futures contracts or options on futures contracts other than for bona fide hedging purposes (as defined by the CFTC) if the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

     (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

     (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

     (7) The Fund may invest up to 10% of its net assets in securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index.

     (8) The Fund may invest up to 5% of its net assets in bonds rated lower than Baa by Moody's or BBB by S&P.

     (9) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of its total assets.

      NEW YORK INSURED TAX FREE FUND. Under normal circumstances, the New York Insured Tax Free Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from both federal income tax, including the federal AMT, and state income tax for individual residents of the State of New York.


      NEW YORK INSURED TAX FREE FUND will not:

     (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     (2) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

     (3) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

     (4) Purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Buy or sell real estate or interests in oil, gas or mineral exploration, or issue senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

     The Fund has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.


     (1) Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

     (2) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

     (4) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

     (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (7) The Fund will not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (8) The Fund will not invest in the securities of other investment companies or investment trusts except to the extent permitted by law.

     (9) The Fund may invest up to 10% of its net assets in securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index.

     (10) The Fund may invest up to 5% of its net assets in bonds rated lower that Baa by Moody's or BBB by S&P.

     (11) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of the Fund's net assets.

     MULTI-STATE INSURED TAX FREE FUND. Under normal circumstances, each series of the Multi-State Insured Tax Free Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from both federal income tax, including the federal AMT, and any applicable state income tax for individual residents of the state listed in the name of the series.

     EACH SERIES OF THE MULTI-STATE INSURED TAX FREE FUND will not:

     (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of a Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     (2) Purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the non-governmental beneficiary of the industrial development bond, then such non-governmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

     (3)     Purchase  the  securities  of  any  issuer  (other  than  the  U.S.
Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.

     (4) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of any Fund to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

     (5) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

     (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (8) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, each Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

     (9) Make loans, except by purchase of debt obligations, publicly distributed bonds or debentures (which are not considered loans), and through repurchase agreements.

     MULTI-STATE INSURED TAX FREE FUND, on behalf of each Single State Fund, has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.


     (1) Under normal circumstances, each series of the Multi-State Insured Tax Free Fund will invest at least 80% of its net assets in municipal bonds and municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

     (2) Each Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Adviser, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (3) Each Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent each Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

     (4) Each Fund will not, to the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

     (5) Each Fund will not pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided such Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.

     (6) Each Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

     (7) Each Fund may invest up to 10% of its net assets in securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index.

     (8) Each Fund may invest up to 5% of its net assets in bonds rated lower that Baa by Moody's or BBB by S&P.

     (9) Each Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of a Fund's net assets.


                                    INSURANCE


     The municipal bonds in each Fund's portfolio, with the exception of the TAX-EXEMPT MONEY MARKET FUND, will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.


     Each Fund, except for the TAX-EXEMPT MONEY MARKET FUND, has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by a Fund. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy generally does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by a Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by a Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC so notifies a Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund may ask its shareholders to approve continuation of its business without insurance.

      In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

     The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.


     A Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancelable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net gain or loss realized by a Fund upon the sale of the bond.


     Neither AMBAC nor any affiliate thereof, has any material business relationship, direct or indirect, with the Funds. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A financial strength rating to AMBAC.

     AMBAC has obtained a private letter ruling from the IRS to the effect that AMBAC's insuring an obligation will not affect the treatment for federal income tax purposes of interest on the obligation and that payments of insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy will be treated for federal income tax purposes in the same manner as if the payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed; nevertheless, those rulings may be viewed as generally indicative of the IRS's views on the proper interpretation of the Code and the regulations thereunder.

     AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

     The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.


                           STATE SPECIFIC RISK FACTORS


      Set forth below is discussion of risk factors with respect to some of the Funds that invest primarily in obligations of issuers from a particular state. This information has been prepared by local counsel to each Fund. The information presented is a summary of the risk factors that may affect a particular Fund and is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed that may adversely affect the value of, and the payment of interest and principal on, the obligations held by a Fund.


     RISK FACTORS FOR THE ARIZONA FUND. The Arizona Fund will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the State of Arizona and the particular revenue streams supporting such issuers' obligations. The income derived by the Arizona Fund, the ability to preserve or realize appreciation of the Arizona Fund's capital, and the liquidity of the Arizona Fund could be adversely affected by such developments. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the Arizona Fund may invest.

     Located in the country's sunbelt, Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 census figures, Arizona ranks 20th in U.S. population. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

     Geographically, Arizona is the nation's sixth largest state in terms of area (113,417 square miles). It is divided into three distinct topographic regions: northern Arizona -- high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona -- rugged, mountainous and heavily forested; and southern Arizona -- encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1% is owned by the federal government, 27.4% is held as Federal Trust Land (Indian), 17.7% private ownership and 12.8% is held by the State.

     The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 76.88% of total population and 84.5% of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Avondale and the Town of Gilbert. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State's second most populous city.

     Arizona's economy has been on a path of strong growth throughout the past decade. However, Arizona's economy has experienced the slowdown emanating from the national economy. The state's population increased by more than 100,000 each year during the 10-year period from 1991 to 2001. As of July 1, 2001, Arizona's population was estimated at approximately 5.31 million. This growth in population will require corresponding increases in revenue of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of Arizona's economy will be critical to providing such increased revenue.

     The State's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. Total non-agricultural wage and salary employment was estimated by Arizona Department of Economic Security, Research Administration as of August, 2001 at 2,264,000, of which 720,100 were in services and 530,400 were in trade. Job growth in the State as of November, 2001 has halted and the private sector has lost jobs. State unemployment rates have remained generally comparable to the national average in recent years.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, Arizona has, in the past, utilized a combination of spending reductions and tax increases. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.


     On a biennial basis, the Governor submits to the State Legislature a proposed operating and capital outlay budget in odd-numbered legislative years, for the two succeeding fiscal years commencing on July 1. The Fiscal Year 2002 and Fiscal Year 2003 biennium reflects the second time in fifty years that the State has adopted a two-year budget. This document includes proposed expenditures and the means of financing them. Thereafter, the Joint Legislative Budget Committee staff analyzes the Governor's budget proposal and recommends an alternative budget. Public hearings are then conducted during the Legislative session and, prior to each July 1, the budget is enacted through passage of an annual appropriations bill. State agencies are then responsible, under the oversight of the Department of Administration, Division of Finance, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during a biennium to make additions, deletions or amendments to the biennial budget.

     The accounts of the State of Arizona are organized on the basis of funds and account groups, each of which is considered a separate accounting entity. The General Fund is a self-balancing set of accounts used for all financial resources except those required to be accounted for in another fund. General Fund revenues are derived primarily from the collection of taxes, specifically sales and use, income (individual and corporate), property, motor vehicle, insurance premium and other taxes. Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

     The Arizona Constitution requires that any legislation that provides for a net increase in State revenues will be effective on the affirmative vote of two-thirds of the members of each house of the State legislature. If the legislation receives the necessary two-thirds vote, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation shall not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature. This constitutional requirement applies to legislation which would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed state fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed state fee or assessment, (7) a change in the allocation among the state, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing. This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a state officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

     The adopted biennial budget for fiscal years 2001-02 and 2002-03 increased budgeted General Fund expenditures by 2.7% in fiscal year 2001-02 and by an additional 7.0% in fiscal year 2002-03. The areas of major increase include funding for K-12 (including maintenance, operations and capital spending), employee compensation and benefits, Medicaid and behavioral health. As part of the budget development process for the biennium, considerable discussion occurred between the Legislature and the Governor concerning anticipated future economic activity and the level of projected General Fund revenue. While the Legislature reduced the budget from the initial levels being considered, and the Governor further reduced the budget by $250 million through line item vetoes, it was recognized that further adjustments would be necessary if the economy continued to deteriorate.

     Throughout the summer, the Governor's Office of Strategic Planning and Budgeting ("OSPB") continued to monitor economic conditions and State revenue collections. As revenue collections continued to lag projected budget levels, the OSPB forecast a shortfall of approximately $250 million in fiscal year 2001-02 and $350 in fiscal year 2002-03. Based on these projections, the Governor instituted several actions to begin to address the estimated shortfalls and to prepare for a special session of the Legislature to make spending corrections. In June, the Governor notified all agencies that the equal quarterly allotments of appropriated funds would be changed and 4% of the appropriated amount would be deferred to the fourth quarter allotment. On September 4, the Governor asked all cabinet agencies to develop spending reduction plans equal to 4% of their appropriated funds. On September 13, the Governor issued a special session call to the Legislature for November 13, 2001 to address the biennial budget. Finally, on September 19, the Governor wrote to all cities and counties proposing a 4% reduction in the amount of "State shared" revenue distributed to such jurisdictions.

     On October 1, the OSPB updated its revenue projections and estimated that the state could be facing a biennial shortfall of up to $650 million in fiscal year 2001-02 and $950 million in fiscal year 2002-03. This projection is intended to be a conservative estimate based on a number of assumptions. It reflects the reduced ending fund balance in the General Fund for fiscal year 2000-01 described above. The projection assumes continued diminished economic activity through the majority of the biennium, with revenue growth similar to what Arizona experienced during the last recession period (1991-1992). It also reflects the impact of reduced capital gains tax collections compared to collections over the past several years. Finally, it assumes certain increased expenditures associated with various legal actions and court mandates.

     In addition to budget expenditure reductions, the Governor has also indicated that she would support the use of revenue bonds for the construction of new schools as part of the State's "Students FIRST" program. Students FIRST is a program that became law in 1998 in response to an Arizona Supreme Court ruling regarding the equalization of capital funding for K-12 public schools. This $400 million annual program provides funding from the State's General Fund to public school districts for renovation and construction of schools. The Governor has also indicated a willingness to use all or a portion of the approximately $350 million on deposit in the State's Budget Stabilization Fund as an additional source of funds. Combined, the spending and state-shared revenue distribution reductions, revenue bonding and the BSF represent approximately $330 million, $340 million and $350 million in expenditure and revenue adjustments, respectively, over the biennium.

     The OSPB continued to work on spending reduction and revenue enhancement plans to address its projection of the budget shortfall for the biennium. These plans formed the basis for the Governor's recommendations for addressing the projected shortfall. The Governor's recommendations, as well as recommendations and plans being developed by the Legislature and its staff, were considered by the Legislature and Governor during a special session which began November 13, 2001.

     At the special session, the Legislature determined to balance the $675 million deficit only in this fiscal year. The Legislature determined to deal with an additional potential $850 million deficit next year when more detailed revenue figures were available. The revised budget for fiscal year 2001-2002 included about $280 million in spending cuts, with the rest made up with one-time draw on surpluses in funds for other programs. The Legislature also dipped into the State's $350 million "rainy day fund."

     With respect to issuers of the securities in which the Arizona Fund will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations payable from a source of revenue that affects the whole or large portions of the state. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a federal reclamation project and an electrical system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

     Arizona's state constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the approval of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district)of such taxable property, and (ii) any incorporated city or town of the state with such approval may be allowed to become indebted up to an additional 20% for (a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational, facilities. Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from the restrictions of the Arizona Constitution. There are also restrictions relating to such entities implemented by statute.

     Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.

     Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

     RISK FACTORS FOR THE CALIFORNIA FUND. Investment in debt obligations of the State of California and of its political subdivisions is subject to significant risk exacerbated this year by the recent energy crisis and its aftermath. The information contained herein is not intended to be a complete discussion of all risk factors applicable to an investment in California debt obligations; and there may be other factors that are not discussed herein that may adversely affect the value of and payment of interest and principal on such obligations.

     LEGACY OF ENERGY CRISIS. The acute energy crisis that impacted California in 2000 -- 2001 has abated dramatically, although the longer-term consequences of this crisis have not been fully quantified and may have lasting effects on the State. Energy supplies and wholesale costs have returned to non-crisis levels; and threatened black-outs, although they did occur, were not as severe as predicted. This return to relative normalcy is attributable to a combination of higher than anticipated levels of conservation, construction of new energy generation facilities and comparatively mild weather. Perversely, the recession that has affected California as well as the rest of the country has also contributed to a reduction in the demand for energy and the easing of the immediate crisis.

     In its wake, however, the energy crisis has left one of the three major investor owned utilities in California, Pacific Gas & Electric Company, in voluntary bankruptcy proceedings; has threatened to do the same to a second of these California investor owned utilities, Southern California Edison; has mired the State in litigation arising out of extraordinary executive actions taken to avert a meltdown in the midst of the crisis; and has precipitated a political deadlock that threatens to impact the State budget severely.

     Pacific Gas & Electric Company filed its petition for protection under Chapter XI of the United States Bankruptcy Code on April 6, 2001. The California Power Exchange, which had been the only market on which electricity could be bought by the utilities, has also filed for bankruptcy protection. These bankruptcies have complicated the political, regulatory and legislative responses to the energy crisis and its aftermath. They have brought the Bankruptcy Court and the various creditor and other constituencies of the bankruptcy estates much more directly into the regulatory response to the energy crisis for which the California Public Utilities Commission would otherwise have been responsible and have caused the regulatory process to become more public and confrontational than it might otherwise have been.

     As part of the early response to the energy crisis, the State of California, by executive order, seized from the investor owned utilities a number of forward contracts for the future purchase of electricity. The California Power Exchange has filed a claim with the State Victim Compensation and Government Claims Board seeking compensation from the State in an amount in excess of $1 billion for the benefit of, primarily, Pacific Gas & Electric Company and Southern California Edison, which have, themselves, filed additional claims before the same Board seeking unspecified damages. Related claims have been filed by the utilities and by at least one energy producer in state court actions. These claims are, as noted above, further complicated by the bankruptcy proceedings affecting both Pacific Gas & Electric Company and the Power Exchange.

     Because the investor owned utilities were deemed not creditworthy by the electricity suppliers during the height of the energy crisis, the California State Department of Water Resources stepped in to purchase electricity from the producers and to deliver that electricity to consumers through the facilities of the investor owned utilities. Between January 17, 2001, and October 31, 2001, the Department of Water Resources committed approximately $11.5 billion to these purchases. It has also committed to long-term contracts for the purchase of electricity at rates substantially in excess of present market rates. If these rates are passed on to consumers, the California business climate and its tax revenues may well be adversely affected. The Department of Water Resources has financed these purchases by borrowing approximately $6.1 billion from the

General Fund of the State of California and approximately $4.1 billion from a consortium of commercial financial institutions.

     The loan agreement with the commercial financial institutions requires that the loan be repaid in quarterly installments commencing on April 30, 2002. Repayment is not a general obligation of the State of California and is to be made from the revenues of power sales and other related funds. The loan agreement contains a number of covenants with which the Department of Water Resources is required to comply. Although the loan agreement does not provide for acceleration of scheduled payments of principal and interest if the Department of Water Resources is in default of these covenants, it does provide for interest rate increases tied to covenant defaults. One of these covenants relates to progress on the $12.5 billion Department of Water Resources bond financing referenced below. The Department of Water Resources is in default of this covenant. As a result a significant increase in the interest rate has already occurred.

     The California Public Utilities Commission has approved substantial electricity rate increases in 2001 to enable the investor owned utilities to repay some of the funds advanced by the California Department of Water Resources and has also approved related agreements and orders providing the mechanism for such reimbursement. These orders, insofar as they relate to Pacific Gas & Electric Company, are currently being challenged in the State courts. Although, as a result of these orders, the Department of Water Resources currently has sufficient revenue to finance its operating costs, including energy purchases, there is no assurance that this condition will continue, particularly if there is another spike in wholesale energy costs. In addition, these revenues are not, and are not expected to be, sufficient to enable The Department of Water Resources to repay its outstanding loan obligations.

     The initial executive orders authorizing the Department of Water Resources to purchase electricity on behalf of the investor owned utilities were confirmed by the Power Supply Act enacted by the California legislature and subsequent orders of the California Public Utilities Commission. The Power Supply Act also authorized the issuance of up to $13.4 billion aggregate principal amount of revenue bonds to finance the activities of the Department of Water Resources. These bonds would be obligations of the Department of Water Resources and not general obligations of the State of California. The proceeds of these bonds would be utilized to repay both the General Fund borrowings and the commercial financial institution borrowings of the Department of Water Resources.

     On October 2, 2001, the California Public Utilities Commission rejected a proposed agreement between itself and the California Department of Water Resources under which the Public Utilities Commission would have committed to approve future rate increases that would be necessary to permit the Department of Water Resources to recover its costs from the long-term contracts into which it had already entered. The purpose of the proposed agreement was to ensure the availability of sufficient revenues to provide debt service on approximately $12.5 billion of bonds to be issued by the Department of Water Resources. The California State Treasurer has maintained that it will not be possible to issue those bonds without this assurance, particularly as they are not general obligation bonds of the State of California. The Chairperson of the Public Utilities Commission believes that the rates are excessive and would prefer to renegotiate the contracts. She is also concerned about the prospect of additional litigation challenging any such order by the Public Utilities Commission.

     This stalemate remains unresolved. It is not currently likely that the Department of Water Resources bonds will be issued this fiscal year, which ends on June 30, 2002. This may have a severe adverse effect on the State's budgetary process. Not only would the debt to the General Fund not be timely repaid, there is a significant possibility of a payment default on the $4.1 billion dollar loan from the commercial financial institutions, which could have a substantial negative impact on all financial obligations of the State of California. On October 4, 2001, the State of California issued $5.7 billion in revenue


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anticipation  notes to cover  the bulk of the  shortfall  in the  General  Fund;
however these notes are due and payable on June 28, 2002.

     ECONOMIC UNCERTAINTY. The United States has been in a recession since March, 2001. California has not been immune, although the recession in California may have lagged behind the recession in the rest of the country. The tragic events of September 11, 2001, have exacerbated the effects of the recession.

     California General Fund revenues were below the budget forecast in May and June of the 2000 - 2001 fiscal year by approximately $389 million and in July through September of the present fiscal year by approximately $608 million. This trend is expected to continue. Of the $608 million decline in the first quarter of the present fiscal year, approximately $489 million is attributable to lower than forecast personal income tax revenues.

     In the 2000 - 2001 fiscal year approximately 23% of the General Fund revenues were provided by personal income taxes related to the exercise of stock options and capital gains. This was due primarily to the high stock market values that were prevalent for a large part of this period. All of the stock market indices have declined precipitously in the past year, thus reducing both the likelihood of option exercise and the potential gains on such exercise. The high stock market values in 2000 - 2001 may also have encouraged holders of stock options to accelerate the exercise of their options. In addition, new business activity has lagged significantly recently. Both of these factors have combined to reduce the supply of options.

     Personal income tax revenues have also been adversely impacted by the general economic slowdown and rising unemployment. These factors have also affected sales tax revenues. The California travel and tourism industry has been damaged both by the general economic recession and by the more particular fears generated by the events of September 11, 2001, further reducing economic activity in the State.

     On the other side of the ledger, General Fund expenditures have increased dramatically since the beginning of the economic recovery in California in 1993
- 1994, rising from approximately $39 billion to $79 billion in this period, with approximately one-half of this increase occurring in 1999 - 2000 and 2000 - 2001. Approximately 39% of this increase is due to increased workload (for example, increased case loads and student populations) and inflation, 43% to new and expanded programs, 6% to tax relief and the rest to other factors.

     All of the above factors have led the California Legislative Analyst's Office to project a deficit in the General Fund at the end of the 2001 - 2001 of approximately $4.5 billion.

     The California Legislative Analyst's Office also projects that the State will continue to incur an operating deficit of approximately $8 billion in the 2002-2003 fiscal year and in the multi-billion dollar range for the foreseeable future unless steps are taken now and has proposed a number of one-time and comprehensive or systemic resolutions for consideration by the State legislature.

     POLITICAL CONSIDERATIONS. This year is an election year in California. Governor Davis is expected to seek a second four-year term and to be opposed by any one of a number of prominent Republicans, including Richard Riordan, the former Mayor of Los Angeles. There can be no assurance that actions taken or not taken to alleviate the current budgetary shortfall will not be more politically motivated than fiscally prudent or will not have an adverse effect on the State's finances in future years.

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

     In addition, as the result of term limits, the present State legislature is populated primarily by state senators and state representatives who have been elected for the first time within the past eight years and who, therefore, have not experienced a budgetary shortfall of this magnitude or from this perspective and whose concerns over the past several years have been more how to share in the largesse that the State's vibrant economy has bestowed upon them rather than how to deal with declining revenues and expanding expenditures.

     OTHER RISK FACTORS. There are other significant California risk factors to be considered in addition to those spawned by the energy crisis and the economic recession:

     Changes in the California Constitution and other laws during the last several years have restricted the ability of California taxing entities to increase real property tax revenues and, by limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of growth, of certain components of state and local revenues. These actions have raised additional questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13." Proposition 13 limits AD VALOREM taxes on real property and restricts the ability of taxing entities to increase real property taxes by requiring a two thirds majority approval to authorize increases in real property taxes. Various efforts have been made to ease these limitations. To date, none of these efforts has been successful. On the other hand, Proposition 37 on the November 2000, ballot, which would have expanded the definition of taxes to include other fees was defeated. Legislation passed subsequent to Proposition 13 provided for the assumption of certain local obligations by the State. Much of this aid to local governments, however, was eliminated during the recent recession, which was most acute in California from 1990 to 1995. During the same period, the California legislature attempted to offset this loss of aid by providing additional funding sources (such as sales taxes) to local governments and by reducing certain mandates for local services. There can, of course, be no assurance that local governments will receive sufficient state assistance to meet their obligations in a timely manner.

     Article XIIIB of the State's Constitution may also have an adverse impact on California state and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriations limit imposed for each State and local government entity. This appropriations limit is adjusted annually for changes in State per capita personal income and population and, when applicable, for transfers among government units of financial responsibility for providing services or of financial sources for the provision of those services. Payments of debt service on bonds authorized by the voters are exempt from this limitation. The appropriations limit exceeded the appropriations subject thereto in 1997--1998 and 1998--1999; however the State is currently estimating that the appropriations exceeded the appropriations limit in 1999--2000. If revenues exceed this appropriations limit in two consecutive years, the excess is to be divided equally between transfers to K-14 school districts and refunds to taxpayers. The State Budget for 2000--2001 did not anticipate such an excess nor is such excess likely to occur in this fiscal year.

     In 1988, Proposition 98 was enacted by the voters of California. Proposition 98 changed state funding of public education below university level, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Currently, the Proposition 98 formulas require the allocation of approximately 35% of General Fund revenues to such educational support.

     In November 1996, the voters of California approved Proposition 218. Proposition 218, like Proposition 13, amended the California Constitution. It requires any special tax, levy or fee imposed or increased since January 1, 1995, without voter consent to be validated by a vote and certain new taxes, fees, charges and assessments and increases therein to be approved by voters prior to their implementation by government agencies. Since the passage of Proposition 218, the bond ratings of several large California cities, including

Los Angeles and San Diego, have been downgraded by municipal bond ratings services.


     As a result of the settlement of litigation with the four major tobacco companies, the State Budget includes the receipt of revenues from the tobacco companies. Specific amounts to be received by the states from the settlement of the tobacco litigation are subject to adjustment. They can be reduced by federal government actions or reductions in cigarette sales. They can be increased by increases in cigarette sales or by inflation. The installment from the tobacco settlement received in April 2000, was thirteen percent lower than the base settlement amount due to a decrease in sales. A bankruptcy of any of the four major cigarette companies could also significantly impact this anticipated revenue stream.

     Like in other states, the budgetary process in California often becomes a negotiation among various political groups which is not resolved until after the commencement of the relevant fiscal year. On July 21, 1998, a state trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for the 1998--1999 fiscal year, with certain limited exceptions, in the absence of a State budget, irrespective of any continuing appropriation. (HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL). This injunction has been stayed pending an appeal before the State Court of Appeal. No date has been set for the argument of this appeal. The State of California is also a defendant in a number of other litigations, related to the energy crisis or its aftermath, seeking, in the aggregate, several billion dollars either in damages or in changes in the manner in which various statutes are applied that could have a significant adverse effect on the State. No assurance can be given as to the outcome of any of this litigation.

     In November 2001, the Governor proposed reductions aggregating approximately $2.7 billion to the 2001--2002 spending plan. On January 10, 2002, Governor Davis submitted a proposed budget for 2002--2003, which contains $78.8 billion in General Fund expenditures and projects general tax revenues of $74.4 billion. The Governor has proposed reductions in several areas of projected State spending, increases in a wide variety of fees and surcharges, delays in contributions to State funded retirement systems for teachers and other public employees and borrowing against the revenues anticipated from the funds expected from the tobacco litigation settlement. In summary, the proposed budget relies on approximately $5.226 billion in spending reductions, $586 million in funding shifts and $5.624 billion in loans, accelerations and transfers. The proposed budget also relies on a contribution of over $1 billion from the federal government to cover costs that Governor Davis contends should be federal responsibilities.

     The rights of owners of California governmental securities are subject to the limitations on legal remedies against the governmental entity issuing such securities, including a limitation on enforcement of judgments against funds needed to service the public welfare and interest and in some instances a limitation on the enforcement of judgments against the entity's funds of a fiscal year other than the fiscal year in which the payments were due.

     RISK FACTORS FOR THE COLORADO FUND. The Colorado Fund will concentrate its investments in debt obligations of the State of Colorado and its local government entities (the "Colorado Obligations"). The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of and the payment of interest and principal on the Colorado Obligations.

     The State of Colorado issues no general obligation bonds secured by the full faith and credit of the State due to limitations contained in the State constitution. Several agencies and instrumentalities of the State, however, are authorized by statute to issue bonds secured by revenue from specific projects and activities. The State also occasionally enters into lease purchase


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

agreements that contain non-appropriation provisions. Additionally, the State currently is authorized to issue short-term revenue anticipation notes and long-term notes payable from certain federal highway program distributions.


     There are approximately 2,200 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness of these local governments are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes (for cities and counties) and revenue from special projects. Residential real property is assessed at 9.15% of its actual value for ad valorem taxes collected in 2002 and 2003. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties,which are assessed at 87.5%.

     In 2000, the last year for which such information is currently available, the assessed valuation of all real and personal property in Colorado was $48,757,383,218, an increase of 4.4% from 1999 levels. In 1999 and 2000,
$3,490,900,615 and $3,687,106,998, respectively, were collected in property taxes throughout Colorado. Sales and use taxes collected at the local level from January 1, 2001 through September 30, 2001 (the most recent information available) increased approximately 2.6% over those collected for the same period in 2000.

     Colorado's economy has been robust for most of the last decade, fueled in part by large public construction projects, a healthy tourist economy, and increased employment in the wholesale and retail trade and general services sectors and in high tech manufacturing. For the decade of the 1990's, Colorado was the 5th fastest growing State in the United States. Now, many of the large public works projects are completed, increases in tourism have slowed dramatically and high-tech manufacturers have laid off thousands of employees. For these and other reasons, the growth of the Colorado economy is slowing rapidly. The unemployment rate has increased from 2.6% in November 2000 to 4.7% in November 2001. Colorado's total non-agricultural employment has dropped 23,000 in the past twelve months, to 2,238,200.

     Employment in the service and trade industries represents approximately 55% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16%. Manufacturing represents only 9% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment.

     Due to the slowing economy, the Colorado Office of Planning and Budgeting forecasts a drop in Colorado General Fund revenues in FY 2001-2002 of approximately 4.0%. It is likely that local governments will face similar declines. Recent forecasts by Colorado economists generally anticipate a turnaround in the second quarter of 2002, although some believe it will not occur until 2003.

     A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus a growth factor (measured by population, school enrollment or construction, depending on the governmental entity); and requires voter approval of (a) all new taxes or tax increases and (b) the issuance of most types of debt. Though the TABOR Amendment has not yet had a material adverse effect on the credit quality of State and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment (the "Gallagher Amendment"), which has had the effect of lowering the assessment rate on residential property from 21% to 9.15% over the past 15 years. Younger or


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

rapidly growing residential communities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

     RISK FACTORS FOR THE CONNECTICUT FUND. Traditionally, Connecticut has been viewed primarily as a manufacturing and industrial state. While manufacturing remains an important sector of the State's economy, other sectors, particularly finance, insurance, real estate, trade (wholesale and retail) and services, have expanded to provide diversification tending to somewhat dilute the influence of manufacturing. In 2001, manufacturing provided approximately 15% of total Connecticut employment, while the service sector provided approximately 31% of the State's employment. The finance, insurance and real estate sector provided approximately 8% of the State's employment and the retail and wholesale trade sector provided approximately 22% of total Connecticut employment.

     In the early 1990's, a variety of factors, including difficulties in the banking and insurance industries in New England (which resulted in the tightening of credit), the reduction in defense employment (resulting from an overall decline in federal defense spending), and the softening of the real estate and construction markets, impeded the growth of the Connecticut economy. Since 1993, the State's economy recovered somewhat. However, during Fiscal Year 2001, both the national and state economies were moving through a period of recession.

     Connecticut's unemployment rate of 3.2%, as of October 2001, represents an increase from the 2000 unemployment rate of 2.0%. Connecticut ranks among the top five states nationally in the percent of adults holding college degrees and percentage of workers employed in technology occupations. The five fastest growing occupations in the state are all in the computer technology field. Other fast growing occupations include: social/human services assistant, medical assistant, biological scientist, paralegal and financial sales. Despite the low statewide unemployment rate, four Connecticut municipalities (Bridgeport, Hartford, Killingly, and Voluntown) were categorized as Labor Surplus Areas. Labor Surplus Areas have unemployment rates at least 20 percent above the average unemployment rate for all states during the previous two calendar years. This is down from 21 towns in 1997 and 1998.

     Connecticut's per capita income for 2000, at $40,870, was the highest in the nation, compared to $29,451 nationally. This places Connecticut at about 139% of the national average. However, the state ranks fourth in the nation in median household income, adjusted for inflation. For the period 1999-2000, Connecticut's real median household income of $51,423 was 122% of the United States' median of $42,168. While rising in recent years, the state's median income is still below its pre-recession level of $56,860 in 1989.

     The three major sources of revenue for the State are the personal income tax, the sales and use taxes, and the corporation business tax. According to the State Comptroller, the personal income tax raised approximately $4.2 billion in Fiscal Year 2001, an increase of approximately $.5 billion over Fiscal Year 2000.

     According to the State Comptroller, Fiscal Year 2001 ended with a General Fund operating surplus of $13 million on a Generally Accepted Accounting Principles ("GAAP") basis. The State Comptroller reported a surplus from the State's General Fund operations of approximately $198 million for Fiscal Year 1996 (excluding proceeds received from deficit financing), a surplus of $252 million for Fiscal Year 1997, a surplus of $389 million for Fiscal Year 1998, a surplus of $169 million for Fiscal Year 1999, and a deficit of $13 million for Fiscal Year 2000.

     The State's General Fund balance sheet, which is presented using GAAP, showed a cumulative deficit of $782 million at the end of Fiscal Year 2001, an increase of $107 million from the prior year. The State Comptroller attributes


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

the balance sheet deficit primarily to the State's use of modified cash basis accounting for annual budgeting purposes.

     Fiscal Year 2001 expenditures from the General Fund increased by 5.2% over the prior year. For the fourth straight year the state's constitutional cap on spending was exceeded. The additional appropriations required a declaration of extraordinary circumstances by the Governor. Over the last four fiscal years, the spending cap has been lifted to permit additional spending totaling $1.5 billion.

     In addition to the General Fund, the State also operates several Special Revenue Funds which are often used as a means of earmarking or reserving certain revenues to finance particular activities. These include, among others, the Transportation Fund, the Grant and Loan Programs Fund and the Housing Programs Fund. These Special Revenue Funds are generally funded by each fund's operating revenues. When the operations of all of the State's governmental funds are considered, the State showed an overall deficit of $505 million in Fiscal Year 2001.

     Connecticut's net State bonded debt was $10.3 billion at the end of Fiscal Year 2001. In Fiscal Year 2001, the State added an additional $503 million to its net outstanding bonded debt. Debt service, as a percentage of general fund expenditures, decreased to 7.3% for Fiscal Year 2001 from 8.3% for Fiscal Year 2000.

     In addition to bonded debt, the State has other long-term obligations which, for Fiscal Year 2001, primarily consisted of unfunded pension obligations of $6.566 billion, unfunded workers' compensation payments of $326 million, unfunded payments to employees for compensated absences of $309 million, and capital leases of $64 million. When these obligations are added to the State's bonded debt, Connecticut's total State long-term debt for Fiscal Year 2001 was approximately $17.5 billion, a $482 million decrease over the prior year. This high debt level could impact bond ratings, increase interest cost on all borrowings, and reduce the State's flexibility in future budgets due to the higher fixed costs for debt service.

     RISK FACTORS FOR THE FLORIDA FUND. The following information is a brief summary of factors affecting the economy of the State of Florida and does not purport to be a complete description. This summary is based on publicly available information. The Florida Series has not independently verified the information.

     Municipal instruments of Florida issuers may be adversely affected by political, economic and legal conditions and developments within the State of Florida. In addition, the Florida constitution and statutes mandate a balanced budget as a whole, and require each of the separate funds (General Revenue Fund, Trust Funds and Working Capital Fund) within the budget to be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). The balanced budget requirement necessitates a continuous evaluation of receipts and expenditures and makes Florida vulnerable to a sharp unexpected decrease in revenues.

     The State of Florida is not authorized by law to issue obligations to fund governmental operations; but is authorized to issue bonds pledging its full faith and credit to finance or refinance the cost of state fixed capital outlay projects upon approval by a vote of the electors. However, Florida may issue revenue bonds without a vote to finance or refinance the cost of state fixed capital outlay projects which are payable solely from funds other than state tax revenues. In recent years, $2.5 billion in bonds were authorized for school consideration, with a dedicated portion of proceeds from the Florida State lottery pledged as security. Municipal instruments issued by cities, counties and other governmental authorities are payable either from their general revenues (including ad valorem and other taxes) within their jurisdiction or revenues from the underlying project. Revenue obligations issued by such governmental bodies and other entities are customarily payable only from revenues from the particular project or projects involved. The limitations on the State of Florida and its governmental agencies and Florida local governmental agencies may inhibit the ability of such issuers to repay existing municipal indebtedness and otherwise may affect their credit standing. In addition, the ability of such issuers to repay revenue bonds will be dependent on the success of the particular project to which such bonds relate.


     The aftermath of terrorist attacks on the United States, which occurred on September 11, 2001, the general weakening of the U.S. economy and other factors have contributed to revised expectations of Florida's economic outlook. For example, despite past projections, non-farm employment, total wages and salaries, total construction expenditures and total light vehicle registrations are expected to weaken.

     Due to importance of the tourism industry on Florida's economy, the September attacks have caused significant disruption to Florida's economic outlook. As a result, Florida has suffered more than many other states from those attacks. The fear and uncertainty relating to the attacks hit hard at tourism, weakening an industry on which Florida relies heavily for jobs, income and state revenues. Immediate impacts of the attacks included temporary closings of airports; cancellations of vacations and business travel; reduced attendance at public events and populated attractions; postponement of plans for airport expansions; and lay off or furlough workers in service and other industries. A year prior to the September 11th attacks, Florida could have been described as experiencing strong growth, with a widening of its economic base and increased diversification of its major businesses. Since the attacks, however, its economic outlook is uncertain, at least in the short term.

     Florida's   current  economic  outlook  cannot  be  attributed   solely  to
terrorism. Even before September 11th, Florida was anticipated to have a budgetary shortfall in an amount between $400 and $600 million, with recent estimates of the shortfall rising to as much a $1.3 billion. The State convened a special session of the State Legislature in September 2001, which was planned well in advance of September 11th, to address the shortfall. In December 2001, it cut approximately $1 billion from the State's $48 billion budget.

     Prior to the  September  11th attacks,  Florida's  finances for fiscal year
2001-2002 were anticipated or have been strong enough to yield operation surpluses. General Fund GAAP ending balances have been approximately: $3.3 billion in fiscal 1998, $3.5 billion in fiscal 1999 and $4 billion in fiscal 2000. Another measure of Florida's economic growth indicates that Florida's economy (as measured by Gross State Product) grew, during 1998, at an adjusted rate of 4.1% while the nation's GDP grew at 3.9%. Florida has had to significantly revise downward its GDP expectations to only 0.1% in fiscal year 2001-2002. But, GDP is expected to grow by 3.6% in 2002-2003.

     Transitions in Florida's economy have exposed it to greater risk from terrorism than many other states. During the last several decades, Florida's economy has diversified and has shifted emphasis from resource manufacturing to tourism and other services and trade. December 1999 estimates indicate that Florida's non-farm employment can be broken down as follows: mining -- 0.1%; construction -- 5.4%; manufacturing -- 7.0%; transportation -- 5.1%; trade -- 28.4%; finance -- 6.4%; services -- 37.3%; and government -- 3.7%. Although economic development efforts are broadening, economic developments negatively affecting the service industry, the tourism industry and high-tech manufacturing could have, and are having, negative affects on the Florida economy. April 2001 estimates of employment growth indicate the following increases over the prior year: total employment -- 3.5%; construction -- 2.0%; manufacturing -- 0.0%; trade -- 2.1%; financial, insurance, real estate -- 2.8%; services -- 6.1%; transportation/utilities -- 3.2%; and government - 1.8%. Prior to September 11th, overall job growth was estimated to grow 3.5% in 2001 and 2.2% in 2002. However, it is uncertain whether the Florida economy can attain such growth in the current economic climate.

     Although short term tourist expectations have been revised significantly downward due to the recent terrorist attacks, the development of amusement and educational theme parks in the 1990's has reduced the seasonal and cyclical character of Florida's tourist industry. The rebounding economic climate of Canada is also anticipated to bring more Canadian tourists once the impact of the September 11th attacks passes. However, regardless of reduced fears about potential attacks, a decline in the national economy, increased fuel prices, competition from other tourist destinations, crime and international developments all may affect Florida tourism.

     Florida's population growth is one reason why Florida's economy has generally performed better than that of the nation as a whole in recent years. While Florida's population growth has traditionally helped its economy to perform above the national average, the rapid population growth experienced by the State in the 1980's has slowed down. Demographers forecasted Florida's population growth through the end of the 1990's to be significantly below the level of the 1980's. Nonetheless, since the 1950's the State of Florida has grown dramatically. In 1950, Florida was the twentieth most populous state with a population of 2.8 million. 1999 estimates indicate that in 1980, Florida was the seventh most populous state with a population of 9.7 million. Florida's population was approximately 14.7 million in 1997 and approximately 15.1 million in 1999 and 15.2 million in 2000, ranking Florida as the fourth most populous state nationally and the most populous of the southeastern states. U.S. Census figures released in July 2001 indicate that Florida's population had risen to 15,982,378 as of April 1, 2000 and 16,391,575 as of July 1, 2001. By another measure, in April 2001 population estimates indicated that Florida's population would rise to 16.557 million in fiscal year 2001-2002. From 1985 through 1998, the State's average annual rate of population increase has been approximately 2.3%, as compared to an approximately 1.0% average annual increase for the nation as a whole. The average annual rate of population increase in Florida during the period 1991 to 1997 was 1.8%, based on 1997 estimates; and from 1998 through 1999 there was an increase by 1.4%, according to 1999 estimates. However, the "Fall 2001 Florida Consensus Estimating Conference" estimated population growth at 2.60% for 1998-1999, 2.571% for 1999-2000, and 2.365% for
2000-2001. But, those estimates also indicate that Florida's population growth will only increase by 1.860% in fiscal year 2002-2003. Other estimates indicate that net migration in Florida was 167,200 in 1999 and 178,400 in 2000. Other estimates projected that Florida's population would increase by 302,000 in 2001 and will increase by 256,000 in 2002. Foreign migration to Florida remains strong, offsetting drops in domestic migration. However, more restrictive immigration policies may decrease foreign immigration; population growth is not assured nor is it an assurance of a strong economy.

     Florida is a leading region for relocation after retirement. July 1998 estimates indicate that 18.1% of Florida's population is over the age of 65. That figure grew to 18.9% as of the June 2000 Census. Florida's growth is partially caused by the number of retirees moving to take advantage of the favorable climate. In-migration has historically been a major driving force of Florida's economy. However, nationally, the growth in the number of young adults and retirees, the two groups most likely to move to Florida, is expected to decline significantly, as a result of changes in the overall age structure of the U.S. population. In addition, despite projections for slower overall population growth, an acceleration in the growth rate of Florida's school age population and over-80 population is expected, increasing the demands for government services particularly in the education and health care areas.

     Florida is attracting a significant number of working-age people. For instance, since 1985 the prime working-age population (18-44 years of age) has grown at an average annual rate of approximately 2.2%. As expected, job seekers moving to the State are settling primarily in the metropolitan areas, such as Metro-Dade, Orlando, Tampa, St. Petersburg and Jacksonville. For example, Florida employment growth in the Tampa-St. Petersburg area increased by 4.9% from July 1998 to July 1999. 1998 estimates indicate that Florida had a total population of approximately 15,111,200, comprised of approximately 935,000 persons between the ages of 15-19 years old, 5,089,100 persons between the ages of 20-44, and 3,192,500 persons between the ages of 45 and 64 years old. As of 1998 estimates, approximately 55.5% of Florida's population was between the ages of 20 and 64 years old. July 1, 1999 estimates indicated Florida's population was comprised of approximately 2,869,062 persons aged 0-14, approximately 914,074 persons aged 15-19, approximately 3,985,019 persons aged 20-30, approximately 4,663,432 persons aged 40-64 and approximately 2,795,433 persons 65 and over. And, from 1990 through 1998 non-agricultural employment rose 24%, as compared to a 15.9% population increase during that same period. Over that same time period, Florida's labor force grew by 13.6%. Yet, the weakening overall economy and uncertain duration of the impact of the September 11th attacks will slow job growth. Non-farm employment is expected to have negative growth rates in the fourth quarter of 2001 and first quarter of 2002, resulting in an expected loss of 41,300 jobs in two quarters. While recovery is anticipated in 2002-2003, estimates indicate that the growth rate for non-farm jobs will be only 1.4 %.

     Due to the large number of retirees, Florida's personal income has generally been insulated from certain economic effects. Florida's total personal income grew from $386.653 billion in 1998 to $422.576 billion in 1999; and projections for 2001 are $461.382 billion. Florida's per capita personal income grew by about 4.1% in 1997, compared to the national average of about 4.7% per annum during 1992 through 1997. Fourth quarter of 1998 estimates indicate that the gain had increased to 6.3%. Personal income dropped to 4.6% in 1999, due in part to overall slowing of the economy and lowered interest rates. Personal income was estimated to grow at 6% in 2000 and as much as 7.3% in 2001. Estimates for fiscal year 2001-2002 indicate an increase of only 4.012%. This downturn in personal income is projected to increase with, but not necessarily in proportion with, developments in the national economy. But, lowered interest rates could negatively impact that growth as large numbers of Florida retirees' incomes are directly or indirectly tied to interest rates. Also, because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (including social security and pension benefits, among other sources of income) are relatively more important sources of income to the State than in the nation, generally, and the southeast. Property income and transfer payments are typically less sensitive to national business cycles than employment income and, therefore, have traditionally acted as a stabilizing force within Florida's economy during weak economic periods. Efforts at both the state and federal level are underway to reduce health care expenditures and Florida relies more than most other states on federal Medicare and Medicaid dollars targeted to the elderly. In addition, cuts in entitlements such as Social Security could have an adverse impact on Florida's economy. Feared entitlement cuts themselves have the effect of reducing the consumer confidence of Florida's elderly population.

     The service sector is Florida's largest employer. Florida is predominantly a service-oriented state, in the bottom fifth of states in per capita value added to the economy by manufacturing. Service employment has been adversely affected by the slowing overall economy and impact of the September 11th attacks. October 2000 estimates indicated that Florida's services sector employment grew by 6.4% during the prior 12-month period. Estimates made prior to the September 11th attacks indicate that Florida's service sector would increase by 6.1% in 2001. In contrast, the southeast and the nation have a greater proportion of manufacturing jobs which tend to pay higher wages. Consolidations, restructurings and failures in the service sector, in recent years, have adversely affected the Florida economy. In addition, manufacturing jobs in Florida differ substantially from those available nationwide and in the southeast, which are more concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of manufacturing jobs tend to be less cyclical than other forms of manufacturing employment. Florida's manufacturing sector has kept pace with the nation, at about 6% of the total U.S. manufacturing employment, since the beginning of the 1990's. But, Florida's manufacturing sector employment contracted by - 0.8% in fiscal year 1999-2000 and is anticipated to be flat in fiscal year 2001-2002. Defense cutbacks and a diminished space program may make it difficult to expand or even maintain Florida's existing relatively small high-tech manufacturing base. It is uncertain whether the war on terrorism will result in increased defense spending in Florida. Several key military-related bases are located in the state. Significant reductions in available venture capital for new technology-based companies have reduced expansion in technologies.

     In the area of international trade, Florida is considered well positioned to take advantage of economic growth in Latin America. Florida's exports to its top five Latin American markets (Brazil, Columbia, Argentina, Venezuela and Dominican Republic) reached $10 billion in 1994. Florida's exports were up 9% in 1999-2000 and as much as 11% in early 2001. However, recent political and economic crises in Argentina, have the potential to negatively impact Florida's exports to Latin America.

     During the period 1989 through 1999, Florida's total employment grew by approximately 28.5%. Florida's non-farm employment increased by approximately 4.1% during the 1 year period ending December 1999. The average unemployment rate in Florida from 1986 to 1997 was approximately 6.2%, while the national average was approximately 6.2%. In July of 1998, Florida's unemployment rate dropped to 3.8%, which was the lowest it had been on a seasonally adjusted basis since October 1973. Florida's unemployment rate is expected to climb to 4.3% in fiscal year 2001-2002. Florida's unemployment rate of 3.3% in fiscal 1999-2000 rose to 5.3% in fiscal year 2000-2001 and is expected to rise to 5.89% in fiscal year 2002-2003. However, the increase in total wages and salaries paid in Florida is expected to fall off from a 9.1% increase in fiscal year 2000-2001, to 6.1% in fiscal year 2001-2002, and 5.1% in fiscal year 2002-2003.

     Florida's economy has been and currently is partially dependent on the highly cyclical construction and construction-related manufacturing sectors. A large drop in housing was expected in 2001 as reflected in a loss of 22,900 housing starts units. Total construction expenditures were also projected to decline -2.2% in the 2001 fiscal year, but are projected to grow 1.8% in
2002-2003. In comparison, prior estimates for October 2000 indicated that construction employment grew by 3% during 1999. Florida's single and multi-family housing starts accounted for approximately 8.5% of total U.S. housing starts in 1995, although Florida's population is approximately 5.4% of the U.S. population. Housing starts, which had been positive, declined -5.6% in fiscal year 2001-2002, but are expected to grow 5.1% in 2002-2003 due, in part, to low interest rates. Estimates of multi-family permits were 58,153 in 1999 and dropped to 45,360 in 2000. Estimates of single-family permits were 97,889 in 1998, 106,569 in 1999 and 102,920 in 2000. However, estimates for 2001-2002 estimates indicate these figures will drop to 91,554.  Traditionally,  Florida's rapid growth in population has been a driving force behind Florida's construction industry. However, factors such as a tight labor market, Federal tax reform, the availability and cost of financing, over-development, impact and other development fees and Florida's growth management legislation and comprehensive planning requirements may adversely affect construction activity. The recent trend towards record low interest rates may stimulate construction or partially offset losses due to a weakening economy. Increases in interest rates prior to economic recovery will diminish construction activity.

     Florida's General Revenue Estimating Conference was held shortly after the terrorist attacks. The State's General Revenue receipts for the current budget
year  are  expected  to  be  $673.2  million  less  than  was   anticipated  and
appropriated when the Legislature crafted the budget, representing a 3.4% shortfall in the budget. The General Revenue estimate for fiscal year 2002-03 was also reduced by $800.8 million. State revenue estimators revised their projections in October 2001, increasing the estimated budget shortfall for the 2001 fiscal year from approximately $670 million to $1.3 billion.

     The greatest single source of tax receipts in Florida is the sales and use tax, which accounted for approximately $13.349 billion of revenue in the 1997-1998 fiscal year, $13.980 billion in the 1998-1999 fiscal year and $15.157 billion in the 1999-2000 fiscal year. The State's dependence on sales taxes keeps the State susceptible to economic downturns that could cause a reduction in sales tax collections. Growth estimates for the yield from gross tax receipts rose from 4.5% to 6% in 1998-99, and actual collections were up 7.7%. October 2001 growth rate projections estimate a 5.8% increase in fiscal years 2000-2001 and 2.1% to 2.2% in 2001-2002. The growth rate in gross tax receipts is estimated to be 3% annually from 2003 through 2008.

     Florida depends more on sales taxes than most other states. This reliance has increased over time primarily because of a constitutional prohibition of a personal income tax and the reservation of ad valorem property taxes to local governments. The State does not levy ad valorem taxes on real property or tangible personal property. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. Over the 8 year period ending in 2000, state sales tax per capita increased by an average of 5.1% per year. As a percent of personal income, state sales taxes grew from 6.3% to 6.4%. Over the long term, how Florida addresses taxation of internet sales transactions may have a significant impact on its sales tax receipts.

     Slightly less than 10% of the sales tax is designated for local governments and is distributed to the counties in which it is collected for local use by such counties and their municipalities. In addition, local governments may have (by referendum) limited authority to assess discretionary sales surtaxes within their counties.

     Florida's Tobacco Settlement Agreement impacts the state's resources. As of December 31, 1999, settlement agreement monies were deposited with the state totaling $10,734,000,000. Appropriations to state agencies for the 1997-1998, 1998-1999 and 1999-2000 periods totaled $23.2 million, $204.8 million and $527.4 million, respectively.


     In December 2001, the Florida Legislature completed the second special session called to balance the state budget in the face of severe revenue shortfalls. Due to the economic slowdown's affect on revenues, the state faced a $1.3 billion General Revenue deficit it had to correct in fiscal year 2002. This budget cut net General Revenue spending by $1.029 billion. Some of these adjustments were addressed, however, by non-recurring appropriations from Trust Funds so the net reduction in total spending for the cut programs during this budget year is closer to $800 million. Some of the cuts were also partially restored with non-recurring General Revenue. The brunt of the cuts will be felt during fiscal year 2003-2004 as this appropriations bill effectively reduces that year's recurring General Revenue budget by $1.2 billion.

     Education shouldered the lion's share of the cuts -- $639 million -- and health and the human services budget was cut by $146 million. The state workforce  was  reduced  by  1,813  positions.  In  addition  to the  cuts,  the
Legislature accelerated spending on programs to stimulate the economy. The budget includes a nearly $1 billion stimulus package, including: approximately $530 million to speed-up road-building; $260 million for construction at schools, colleges and universities; $20 million for tourist marketing efforts; and $16 million for enhanced security. About $75 million in Trust Fund transfers and reversions helped to mitigate the cuts and a net $61 million in lottery funds was used to reduce education cuts. Also reducing the need for cuts was the decision to delay a reduction in the intangibles tax that was passed during the Legislature's prior General Session. These efforts are expected to increase revenue by an estimated $128 million. The State's $941 million Budget Stabilization Fund was left intact.

     The 2001 General Session was the fourth in a row to reduce the intangibles tax, part of a widely supported plan to phase-out this tax. It increased the intangibles property exemptions to $250,000 for a single taxpayer and $500,000 for married taxpayers and created a new $250,000 exemption for businesses. However, as mentioned in the immediately preceding paragraph, to help balance the budget, the Legislature delayed the effective date of the cut for 18 months (since the tax is levied on January 1 of each year, the delay is effectively two years.) This means that until July 1, 2003, the exemptions will be $20,000 per individual and $40,000 per married couple and business will have no intangibles tax exemption.

     As a result of tax cuts and population increases, Florida may face budget shortfalls for certain programs. For example, recent reports have indicated that Florida may have a $1 billion shortfall in Medicaid funding due to tax cuts coupled with under-estimates of such costs in the years 1999 - 2000 and 2000 - 2001. However, Florida's commitment to budgetary stability continues.

     Due to its involvement in a wide range of activities and the complexity of its system of taxation, Florida is a party to various legal actions. The outcomes of some of these actions could significantly reduce Florida's ability to collect taxes, force Florida to refund taxes already collected, require the State to pay damage awards, or result in the loss of valuable state property. Furthermore, past and pending litigation, to which Florida is not a party, may create precedents which may effectively result in future costs or revenue losses. In addition, the issuers may be involved in a variety of litigation, which could have a significant adverse impact on their financial standing.

     Florida's local governments operate in a restrictive legal and political fiscal environment. They are faced with State imposed revenue raising and revenue expenditure constraints, rapid population growth, and voters' expectations for expanded services without higher property taxes. The Florida Constitution preempts to the State all revenue sources not specifically provided by law, except for the ad valorem property tax. It also limits levies of local governments to 10 mills. A constitutionally mandated homestead tax exemption of $25,000 per homestead also has eroded the tax base of many less populated counties. In addition, a recent constitutional amendment limits the ability of local governments to increase the assessed valuation of homestead property, which, together with the 10 mills limitation, could have a substantial adverse affect on local governments in the future. Florida law also requires that agricultural property be assessed according to its value in current use rather than its fair market value. Florida's local governments are not permitted by law to impose a personal income or payroll tax.

     Florida's Growth Management Act requires local governments to prepare growth plans for approval by the State. Local government growth plans must be restricted to require that new development will not be permitted unless adequate infrastructure such as roads, sewer, water and parks are available concurrently with the development. Known as Florida's "concurrency" requirement, this constraint has put heavy economic and political pressure on local governments. In addition, the Growth Management Act has spawned litigation involving local governments, which itself consumes resources, and in which an adverse outcome can adversely affect the local governments involved.


     In November 1994, the voters approved the Florida Legislature's joint resolution to amend the Florida Constitution. This amendment limits the amount of taxes, fees, licenses and charges imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. Any excess revenues generated must be put into the Budget Stabilization Fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the revenue limitation, however, are revenues pledged to State bonds.


     In 2000, Florida residents voted in favor to amend the Florida Constitution to require the building of a high speed rail transportation linking several of Florida's major cities. Estimates of the cost to do so have varied widely. The political support for and effect of such constitutional amendment remains uncertain.

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

     Contributing to lowered general revenue growth are various tax law changes recently implemented. In addition to the reduction in the intangible tax, reductions were made in motor fuel taxes, pari-mutual taxes, beverage taxes, and sales tax exemptions and sales tax holidays on clothing were continued or extended. Florida also restructured the distribution of tax receipts, designating tax collections previously distributed to local governments to be retained by the state -- instead, local government shares are distributed from the sales tax.

     The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the size of offerings, maturity of the obligations, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

     General obligation bonds issued by the State of Florida have consistently been rated Aa2, AA+, and AA by Moody's, S&P, and Fitch IBCA. Inc., respectively. There is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such rating agencies, or either of them if circumstances warrant. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse affect on the market price of Florida municipal instruments. Moreover, the rating of a particular series of revenue bonds or municipal obligations relates primarily to the project, facility, governmental entity or other revenue source which will fund repayment.

     Florida's rapid growth is straining resources but has also permitted the expansion of local governments and creates greater economic depth and diversity. While infrastructure developments have lagged behind population growth, it is expected that more infrastructure projects will be created, thereby increasing Florida's governmental indebtedness and the issuance of additional municipal instruments.

     While the bond ratings and some of the information presented above may indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular municipal instruments in the portfolio of the Florida Fund will not be adversely affected by any changes in the economy. In addition, the economic condition in Florida as a whole is only one factor affecting individual municipal instruments, which are subject to the influence of a multitude of local political, economic and legal conditions and developments.


     RISK FACTORS FOR THE GEORGIA FUND. The Georgia Fund will concentrate its investments in debt obligations of the State of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia obligations may be adversely affected by economic and political conditions and economic and legal developments within the State of Georgia. The information contained in this summary of risk factors for the Georgia Fund is not intended to be a complete discussion of all relevant risk factors. There may be other factors not discussed herein that may adversely affect the value of the payment of interest and principal on the Georgia Obligations.

     For fiscal year 2001, the Georgia General Assembly authorized $713,385,000, and the Governor approved, $693,235,000 in general obligation debt. At the end of fiscal year 2001, the State of Georgia had existing general obligation debt totaling $5,311,335,000. As of the date of printing, the Georgia General Assembly has not authorized Georgia's 2002 general obligation debt. The 2001A, 2001B, 2001C and 2001D series of Georgia obligation bonds are rated Aaa, AAA and AAA by Moody's, S&P, and Fitch, respectively. However, there is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such agencies. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse effect on the market price of Georgia municipal instruments.

     Georgia continues to experience steady growth in its demographic arena, but has experienced a slow-down in its economic arena. Georgia's total net revenue collections for the fiscal years ending June 30, 2000 and June 30, 2001, amounted to approximately $13,041,655,000 and $13,934,125,748, respectively, an increase of approximately 8.1% and 6.8%, respectively, from the previous fiscal years. Estimated revenue from taxes and fees for fiscal year 2002 is projected to be approximately $13,970,798,521.

     Although Georgia's unemployment rate has increased to approximately 4.4%, Georgia's unemployment rate remains below the national average according to the Bureau of Labor Statistics. The Department of Labor for the State of Georgia projects that total employment in Georgia will increase by approximately 24% during the ten year period from 1998 to 2008. The Governor's Office of Planning and Budget projects that Georgia's total population will grow steadily, with projected population to increase to over 9.2 million people by the year 2010.

     Although the ratings and other factors mentioned above indicate that Georgia's immediate financial future appears satisfactory, should the above-mentioned economic slow-down continue, Georgia's economy and state revenues could be adversely affected. There can be no assurance that the any of the factors discussed above will not negatively affect the market value of the Georgia Obligations or the ability of either the State of Georgia or its instrumentalities to pay interest and repay principal on the Georgia Obligations in a timely manner.

     RISK FACTORS FOR THE MARYLAND FUND. Some of the significant financial considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from an official statement dated July 11, 2001, relating to the issuance of the State of Maryland's general obligation bonds and does not purport to be a complete description.

     The State's total General Fund expenditures (on a GAAP basis) for the fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000 were $10.286 billion, $11.096 billion and $11.905 billion, respectively. The State's General Fund, the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited, representing approximately 55% - 60% of each year's total budget, had a surplus on a GAAP basis of $536.1 million in fiscal year 1998, of $382.8 million in fiscal year 1999, and $392.1 million in fiscal year 2000. The State Constitution mandates a balanced budget.


     On April 4, 2000, the General Assembly approved the 2001 fiscal year budget. The 2001 Budget includes $3.1 billion in aid to local governments. As of July 11, 2001, it was estimated that the General Fund unreserved surplus on a budgetary basis at June 30, 2001, would be approximately $385 million. In addition, it was estimated that the balance of the Revenue Stabilization Account as of June 30, 2001 would be $888.2 million. The Revenue Stabilization Account of the State Reserve Fund was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. The 2001 Budget did not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

     On April 3, 2001, the General Assembly approved the fiscal year 2002 Budget. The 2002 Budget includes $3.3 billion in aid to local governments and $124.9 million in net General Fund deficiency appropriations for fiscal year 2001. It was estimated as of July 11, 2001, that the general fund surplus on a budgetary basis at June 30, 2002, would be approximately $37.7 million. In addition, it was estimated as of July 11, 2001 that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2002 would be $567.9 million. The State of Maryland has not been immune to the recession affecting the national economy. The State's collection of revenues has been less than


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

previously estimated. It is therefore questionable whether the Surplus and Revenue Stabilization Account balance estimates set forth as of July 11, 2001 will be realized.

     The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


     According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa3" by Moody's and "AA" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegheny County, which are rated "Baa1". The general obligation bonds of Baltimore City, one of the most populous municipalities in Maryland, are rated "A1" by Moody's and "A+" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P. Most Maryland Health and Higher Education Authority and State Department of Transportation revenue bonds issues have received an "A" rating or better from Moody's. See Appendix A for a description of municipal bond ratings.


     While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.


     RISK FACTORS FOR THE MASSACHUSETTS FUND. Some of the significant financial considerations relating to the investments of the Massachusetts Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before January 1, 2002, relating to issues of Massachusetts obligations and does not purport to be a complete description.

     Annual expenditures by the Commonwealth of Massachusetts for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. The fiscal 1990 and 1991 budgetary deficits were in effect funded by the issue of $1.42 billion of bonds. Total revenues and other sources exceeded total expenditures and other uses in fiscal 1992, 1993, 1994, 1995, 1996, 1997 and 1998 by approximately $312.3 million, $13.1 million, $26.8 million, $136.7 million, $446.4 million, $221.0 million and $798.1 million, respectively. Total revenues and other sources in fiscal 1999 were $79.7 million less than total expenditures and other uses with the $79.7 million deficit being provided for by the application of fiscal 1999 beginning fund balances. Total revenues and other sources exceeded total expenditures and other uses in fiscal 2000 and 2001 by approximately $173 million and $725.6 million, respectively.

     The Commonwealth's fiscal 2002 budget was not enacted by the legislature until November 21, 2001. The last official estimate of fiscal 2002 expenditures


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

and revenues based upon a provisional fiscal 2002 budget indicated that total revenues and other sources would be approximately $1.1 billion less than total expenditures and other uses, with the deficit being provided for by the application of fiscal 2002 beginning fund balances which totaled approximately $3.011 billion. The estimates based on the provisional budget do not reflect the fiscal 2002 budget as enacted. In addition, the fiscal 2002 budget as enacted is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

     In Massachusetts the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, by limiting the amount by which the total property taxes may increase from year to year. The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in Commonwealth funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2001.

     Limitations on Commonwealth tax revenues have been established by enacted legislation approved by the Governor on October 25, 1986 (repealed as of July 1, 1999) and by public approval of an initiative petition on November 4, 1986. The two measures were inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bond and notes or for payments on Commonwealth guarantees. Commonwealth tax revenues in fiscal 1987 exceeded the limit imposed by the initiative petition resulting in an estimated $29.2 million reduction which was distributed to taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. Tax revenues since fiscal 1988 have not exceeded the limit set by either the initiative petition or the legislative enactment.

     The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principals (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $381.6 million, $184.1 million and $72 million, respectively. GAAP basis financial statements indicated that the Commonwealth ended fiscal 1995, 1996, 1997, 1998, 1999 and 2000 with fund equities of approximately $287.4 million, $709.2 million, $1,096 billion, $1.841 billion, $1.705 billion, and $2.325 billion respectively.

     RISK FACTORS FOR THE MICHIGAN FUND. In addition to the interest rate, credit, and market investment risks described in the prospectus, and the concentration risks applicable to single state funds, the following information summarizes political, economic and legal developments within the State of Michigan (the "State") that may also adversely affect Michigan municipal bonds and obligations. The information set forth below is derived in part from official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

     The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. Transportation products and industrial machinery remain the two largest segments of the durable goods manufacturing industry. These particular industries are highly cyclical and, in recent years, operated at somewhat less than full capacity. The cyclical nature of these manufacturing industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

     In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years generally reflect the effects of an expanding economy and increased tax and other revenues received by the State. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF had grown from $579.8 million at September 30, 1997 to $1.26 billion at September 30, 2000, the date of the latest audited financial statements available. The latest unaudited financial information available for the State (December 2000) preliminarily reflects an estimated BSF balance for September 30, 2000 of $1.26 billion, and also indicates that tax and other revenues for the last quarter of 2000 lag behind the corresponding months of 1999. The State's audited Annual Financial report for its fiscal years ending September 30 is generally available at the end of March of the following year.

     During the last quarter of calendar year 2000 and in early 2001, the State reported that tax and other revenues for the last quarter of 2000 lagged behind the corresponding months of 1999. The unemployment rate in the State began to rise, reversing a trend of several years' decreasing unemployment. At present, consistent with the down-turn in the national economy, the State is experiencing an economic slow-down, which has resulted in reductions of anticipated State revenues. On November 6, 2001, the State Legislature completed required approvals of an executive order of the Governor which reduced 2001-02 appropriated State expenditures by approximately $540 million. Included in the executive order cuts are reductions in revenue sharing for Michigan municipalities of approximately $37 million. The State Legislature also appropriated transfers from the BSF to avoid an anticipated deficit as of September 2001 in the State's General Fund, and to help balance the 2001-02 General Fund budget. The transfers are expected to reduce the balance in the BSF to approximately $520 million by the end of the 2001-02 fiscal year, its lowest balance since the 1994-95 fiscal year.

     Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment, which was approved by voters on March 15, 1994. Under Proposal A as approved, the


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

State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

     Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.


     The  State is a party to  various  legal  proceedings  seeking  damages  or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs and finances. These lawsuits involve programs in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. Although legislation was enacted in 2000 to resolve and fund the settlement of certain of this litigation, and to authorize transfers from the BSF, for example, to the School Aid Fund, the ultimate resolution of those claims is not presently determinable, and the State has not expressed any opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

     Currently, following rating increases announced in 1998 and in 2000, the State's general obligation bonds are rated Aaa by Moody's and AAA by S&P. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

     RISK FACTORS FOR THE MINNESOTA FUND. The following highlights some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. FIMCO has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.

     CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

     EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

     MINNESOTA'S ECONOMY. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2000, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

     During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. Most of Minnesota's relatively slower growth during this period is associated with declining agricultural employment and with the two recessions in the U.S. economy occurring in the early 1980s which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 2000, non-farm employment grew 25.3% compared to 20.5% nationwide. Employment data indicates that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's.

     The impact of the recession which began in March 2001, is expected to be more severe in Minnesota than the nation as a whole. Statewide payroll employment fell by 26,000 from the first quarter of 2001 to November 2001. In September and October payroll employment fell by 23,000 jobs on a seasonally adjusted basis.

     Since 1980, State per capita personal income has been within eight percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2000, Minnesota per capita personal income was 108.2% of the national average.

     Minnesota's monthly unemployment rate was generally less than the national average during 1999 and 2000, averaging 3.3% in 2000, as compared to the national average of 4.0%. A major continuing trend for Minnesota, as for the nation, is the large employment gain in the service industries. From 1990 to 2000, Minnesota service industry employment grew 44.4%. Accompanying this was a decline in agriculture and mining employment.

     Minnesota's resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990, or at an average annual compound rate of 0.7%. In comparison, U.S. population grew at an annual compound rate of 0.9% during this period. In 2000, Minnesota's resident population was 4,919,000, reflecting an annual growth rate since 1990 of 1.2 percent. This is the same growth rate as the U.S. population as a whole. Minnesota's population is currently forecast by the U.S. Department of Commerce to grow at an annual rate of 0.9% through 2015.

     Manufacturing has proven to be a strong sector, with Minnesota employment growth in this area outperforming its U.S. counterpart in both the 1980-1990 and 1990-2000 periods. Minnesota's manufacturing industries accounted for 16.1% of the State's employment mix in 2000. In the durable goods industries, the State's employment in 1999 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 28.5% of the State's durable goods employment was concentrated in 2000, as compared to 19.0% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the industrial machinery classification.

     The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2000, 29.7% of the State's non-durable goods employment was concentrated in food and kindred industries, and 16.4% in paper and allied industries. This compares to 23.1% and 9.0%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the nation.

     The State is situated in the midst of the family farm belt. Although a decline in jobs in agriculture is forecasted due to technological improvements and the trend away from small family farms, in 1996 Minnesota ranked sixth among all states in total cash receipts derived from agricultural products. In order of receipts, the six major agricultural products in 1996 were corn, soybeans, dairy products, hogs, cattle and calves, and turkeys.

     Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.2 thousand in 2000.

     STATE FISCAL MATTERS. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For the past several years, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook has weakened considerably since the beginning of the current 2002-2003 biennium, which commenced July 1, 2001.

     The current U.S. recession combined with a forecast for weaker than previously projected economic growth in fiscal 2003 has reduced expected state revenues by $2.101 billion or 7.6 percent below previous estimates. When combined with an anticipated $85 million net increase in expenditures, a $235 million balance from the last biennium, and certain other changes, a general fund deficit for the current biennium of $1.953 billion is projected under an official State forecast released in November, 2001. The deficit is 6.7 percent of the $28.993 billion biennial budget. The forecast also projected a $1.301 billion deficit in fiscal year 2004 and a $1.234 billion deficit in fiscal year 2005.

     Forecasts for the individual income tax, the sales tax, and the corporate franchise tax were all reduced substantially. Those three taxes are the source of more than 80 percent of state general fund revenue. The corporate income tax showed the largest percentage decline. Corporate tax revenues are now projected to fall $470 million or 28 percent below earlier estimates this biennium. Projected receipts from the individual income tax and the sales tax were reduced by $873 million or 6.75 percent and $829 million or 10 percent, respectively. The general fund portion of the motor vehicle sales tax increased $41 million or
6.6 percent. Other tax and non-tax revenues were $24 million or 1.1 percent more than prior estimates due to stronger than anticipated receipts from the deed and mortgage taxes and the insurance gross premiums tax.

     The state has several distinct general fund reserve accounts. The largest is the Budget Reserve Account, sometimes referred to as the "rainy day fund." At $653 million it represents approximately 2.3 percent of total general fund expenditures for the biennium. Statutes provide that the Budget Reserve may be used to offset a shortfall forecast for the end of the biennium - with the approval of the Governor and after consultation with the Legislative Advisory Commission.

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

     In addition to the Budget Reserve, there are currently three other general fund reserves: the Cash Flow Account of $350 million is designed to offset potential cash shortages caused by the mismatch of monthly revenue collections and expenditure payments; the Tax Relief Account of $158 million and the LGA (Local Government Aid) Reform Account of $14 million. Funds in each of these "dedicated" reserve accounts cannot be accessed without legislative action.

     Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

     Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that the budget reserve first be used in its entirety, before the commissioner of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

     The State's bond ratings in October 2001 were Aaa by Moody's and AAA by S&P and Fitch's.

     LOCAL OBLIGATIONS. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

     At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. That aid may decrease when individual income tax and sales tax revenues decline.

     Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

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

     MINNESOTA LEGISLATION. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

     RISK FACTORS FOR THE MISSOURI FUND.

INTRODUCTION: The following is a discussion of certain risk factors relevant to the Missouri Series. The Missouri Series will concentrate its investments in debt obligations of the State of Missouri and its local governmental entities ("Missouri Obligations"). The value of and the payment of interest and principal on the Missouri Obligations may be adversely affected by economic and political conditions and developments within or without the State of Missouri. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the Missouri Obligations. The facts discussed herein were obtained primarily from published information regarding Missouri state entities. The information relates exclusively to the State of Missouri and is not intended to include any details relating to debt obligations of local governmental entities located in the State of Missouri that may be acquired by the Missouri Series. The discussion is limited to the general economic conditions in the State of Missouri.

POPULATION

The following information was obtained from the 2000 Census of the Bureau of the Census, United States Department of Commerce ("2000 Census"). As of April 1,
2000, the population of the State of Missouri was 5,595,211, which caused Missouri to rank 17th in total population among the states. According to the 2000 Census, the population of the State of Missouri increased 9.3% from 1990 to 2000, while the population of the U.S. increased 13.2% during the same period. Comparatively, during the decade between 1980 and 1990, Missouri's population increased 4.1% while the U.S. population increased 9.8%. The Missouri Office of Administration has projected that the population of Missouri will increase 5.5% from 2000 to 2010 and 4.6% from 2010 to 2020, so that Missouri will have a total estimated population of approximately 6.1 million by 2020. Without an adequate population to support a meaningful tax base, state tax revenues may not be sufficient for the State of Missouri to make payments on its debt obligations.

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

ECONOMY

Missouri's economy is divided primarily among agriculture, manufacturing, services, trade and government. The U.S. Bureau of Labor Statistics reported in October, 2001, that Missouri's largest non-agricultural employers were distributed as follows: services with 29% of the non-agricultural work force, trade (wholesale and retail) with 23.6% of the non-agricultural work force, government with 15.7% of the non-agricultural work force, and manufacturing with 13.6% of the non-agricultural work force. The annual per capita personal income for the State of Missouri for 1998, 1999 and 2000 was $25,176, $25,815 and $27,186, respectively, while the U.S. annual per capita income for the same years was $26,909, $27,859 and $29,451. The University of Missouri in Columbia, Missouri (the "University") has projected that the per capita income for Missouri residents grew 4.3% in 2001, will grow 2.9% in 2002, and will grow by an average of 4.0% between 2003 and 2004. Per capita income for U.S. residents is projected to grow 4.5% in 2001, 5.7% in 2002 and 7.1% in 2003. Inadequate Missouri gross product or per capita income could adversely affect the State's tax revenues and, therefore, its ability to meet its current debt obligations.

EMPLOYMENT

The U.S. Bureau of Labor Statistics has reported that Missouri's unemployment rates for fiscal year 2000 and for the period from January through November of 2001 were 3.5% and 4.1% respectively, while the U.S. unemployment rates for the same periods were approximately 4.0% and 4.7%. The University has projected that Missouri's unemployment rate will reach 4.4% in 2001, and will rise to 5.2% in 2003 and to 5.4% in 2004. The U.S. unemployment rate is projected to be 4.9% in 2002, 5.0% in 2003 and to remain at 5.0% for 2004. If the State has significant unemployment in future years, the State's tax revenues may not be adequate to pay its debt obligations.

STATE REVENUES

The State of Missouri operates from a General Revenue Fund ("General Fund"). The General Fund includes funds received from tax revenues and federal grants. For fiscal year 2000, the State derived approximately 14.5% of the General Fund revenue from sales and use taxes, 34.8% from individual income taxes and 3.6% from corporate income taxes.

The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. This limit is related to total state revenues for fiscal year 1981, as defined in Article X, Sections 16 through 24 of the Missouri State Constitution, and is adjusted annually in accordance with a formula related to increases in the average personal income of Missouri residents for certain designated periods. In addition, any tax increases above a defined limit require voter approval. This limit is the lesser of fifty million dollars (adjusted annually by the percentage change in the personal income of the State for the second previous fiscal year), or one percent of total State revenues for the second fiscal year prior to the general assembly's action. Inadequate tax revenues due to the constitutional limitations may adversely affect the State's ability to pay its debt obligations.

Federal grants accounted for approximately 33.0% of the General Fund revenues for fiscal year 2000. No assurances can be given that the amount of federal grants previously provided to the State will continue, and the amount of federal grants received by the State may have an effect on its ability to pay its debts.

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

Missouri costs and outlays associated with the Kansas City and St. Louis school district desegregation cases will be phased out over time. Fiscal year 2000 payments pursuant to the final settlement agreements totaled $53.5 million, fiscal year 2001 payments totaled $50 million, and fiscal year 2002 payments will be $20 million.

The Missouri State Constitution mandates a balanced annual state budget. The requirement of a balanced state budget may affect the ability of the State of Missouri to repay its debt obligations. For fiscal year 1999, the General Fund revenue, minus federal grants, amounted to $6912 million, which represented a 5.5% increase in General Fund revenue over the previous fiscal year. The balance in the General Fund as of the end of the 1999 fiscal year was $1495.7 million. This represented a 10.8% decrease in the General Fund balance from the end of fiscal year 1998.


For fiscal year 2000, the State budgeted, exclusive of federal grants, $6957 million in General Fund revenue, which represented a 0.07% increase from the actual revenue amount for fiscal year 1999. However, for fiscal year 2000, the actual General Fund revenue, exclusive of federal grants, was approximately $6100 million, which was 12.3% lower than budgeted and represented a 11.7% decrease from fiscal year 1999. The actual General Fund balance at the end of fiscal year 2000 was $1156.5 million, which was 22.7% lower than the balance at the end of fiscal year 1999. For fiscal year 2001, the State of Missouri budgeted, exclusive of federal grants, $6.6 billion in General Fund revenue, which represents an 8.2% increase from the actual revenue amount for fiscal year 2000. There are no assurances that the revenues and fund balances budgeted will be attained in the future. Decreases in revenues and the General Fund balance could adversely affect the State's ability to pay its debt obligations.

STATE BOND INDEBTEDNESS


The State of Missouri is barred by Article III, Section 37 of the Missouri State Constitution from issuing debt instruments to fund government operations, subject to specified exceptions. One such exception authorizes the State to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital - - general obligation bonds and revenue bonds. The State has authorized and issued general obligation bonds through two state agencies for two specific needs. Water Pollution Control Bonds have been issued to provide funds for the protection of the environment through the control of water pollution. State Building Bonds have been issued to provide funds to improve state buildings and property. Payments on the general obligation bonds are made from the General Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected.

In addition to state general obligation bonds, the State of Missouri has statutes that enable certain local political or governmental authorities, such as cities, counties and school districts, to issue general obligation bonds. These local general obligation bonds are required to be registered with the State Auditor's Office. Local general obligation bonds are backed by the general revenues (including ad valorem and other taxes) of the particular local governmental or political authority issuing such bonds. The State of Missouri generally has no obligation with respect to such bonds.

The State is also authorized to issue revenue bonds. Revenue bonds generally provide funds for a specific project, and repayments are generally limited to the revenues from that project. However, the State may enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues from a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. No assurances can be given that the State will receive sufficient revenues from the projects, or that the State will enact and collect a tax to be used to make the required payments on such bonds.

As of June 30, 2000, according to the Committee on Legislative Research of the State of Missouri, the State of Missouri had outstanding total state general obligation bond debt amounting to $1,002,730,000 in principal and $482,155,939 in interest to be paid over the period such debt remains outstanding. On the same date, the State had outstanding total state revenue bond debt amounting to $94,360,000 in principal and $34,453,616 in interest to be paid over the period such debt remains outstanding. In addition to the state bond debt, as of June 30, 2000, the total outstanding principal amount of debt issued by independent statutory authorities in Missouri was $18,756,169,099. Factors that may adversely affect the ability of the issuers to repay their debts include (1) statutory and constitutional limitations on the State of Missouri, its agencies, and local political and governmental authorities, and (2) the success of the projects to which the debts relate.

MISSOURI BOND RATINGS


S&P, and Moody's Investor's Services, Inc. rating service of state bond issuers generally rate a bond issuer's ability to repay debt obligations. The general obligation bonds issued by the State of Missouri are currently rated AAA by S&P Corporation and Aaa by Moody's Investor's Services, Inc., the highest rating for each agency. However, prolonged uncertainty over the State's current financial outlook could impair the State's ability to maintain such ratings. No assurances can be given that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency. Any reduction in, suspension of, or withdrawal of such ratings may have an adverse effect on the resale market price of Missouri bonds. With respect to the rating of revenue bonds, such rating generally depends on the amount of the revenue from the specific project.

      RISK FACTORS FOR THE NEW JERSEY FUND. The State of New Jersey and public entities therein are authorized to issue two general classes of indebtedness, the interest on which is exempt from Federal income taxation: general obligation bonds and special obligation or revenue bonds. Both classes of bonds may be included in the New Jersey Fund portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuing entity, backed up by such entity's taxing authority, without recourse to any specific project or source of revenue. Special obligation or revenue bonds are typically repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and are issued by entities without taxing power. Unless specifically guaranteed, neither the State of New Jersey, any county, municipality nor any political subdivisions thereof (except for the issuing entity) are liable for the payment of principal of or interest on revenue bonds.

     General obligation bonds are repaid from revenues obtained through the issuing entity's general taxing authority. The current political climate encourages maintaining or even lowering current tax levels. New Jersey law, however, requires taxes to be levied to repay debt.

     Any reduction in the amount of revenue generated by a facility or project financed by special obligation bonds will affect the issuing entity's ability to pay debt service on such bonds and no assurance can be given that sufficient revenues will be obtained from the facility or project to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     There are several types of public agencies in New Jersey that are authorized to issue revenue bonds for essential public purposes, including


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

utilities authorities, improvement authorities, sewerage authorities, housing authorities, parking authorities, redevelopment agencies and various other authorities and agencies. These public agencies have issued bonds for the construction of hospitals, housing facilities, pollution control facilities, water and sewage facilities, power and electric facilities, resource recovery facilities and other public projects or facilities.

     Certain difficulties may occur in the construction or operation of such facilities or projects that would adversely affect the amount of revenues derived therefrom in order to support the issuing entity's payment obligation on the bonds issued therefor. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislature to limit costs for health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there may be several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation. Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities and resource recovery facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     The New Jersey Economic Development Authority (the "EDA") is a major issuer of special obligation bonds on a conduit basis in connection with its authority, pursuant to New Jersey law, to make loans and extend credit for the financing of projects for public purposes. The EDA issues the bonds and loans the proceeds to a borrower who agrees to repay the EDA amounts sufficient to pay principal and interest on the bonds when the same becomes due.

     Some borrowers that financed facilities with proceeds of industrial development bonds issued by the EDA have defaulted on their repayment obligations to the EDA. Since these special obligation bonds were payable only from money received from the specific projects that were funded or from other sources pledged by the borrower to support its repayment obligation, the EDA was unable to pay debt service to the holders of the bonds issued for the respective projects. However, because each issue of special obligation bonds depends on its own revenue for repayment, these defaults should not affect the ability of the EDA to pay debt service on other bonds it issues in the future on behalf of qualified borrowers.

     New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced most of New Jersey's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make New Jersey an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in New Jersey.

     New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important New Jersey tourist attraction.

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

     New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27% in the 1970s. Between 1980 and 1990, the annual rate of growth rose to 0.51% and between 1990 and 2000, accelerated to .83%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

     The increase in New Jersey's total population during the past quarter century masks the redistribution of population within New Jersey. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

     Calendar year 2000 marked the eighth consecutive year of economic expansion in New Jersey. Employment within New Jersey increased by 2.5% in 2000, resulting in an increase of more than 95,000 jobs. Employment gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (22,100). The engineering/consulting/research sector and the computer/data processing services sector accounted for 17,800 of 48,100 job gains in the services sub-sector.

     New Jersey's personal income increased at a pace of 7.3% in 2000. In the same period, retail sales grew almost 9%, just slightly lower than the 1999 rate. In 2000, home building decreased slightly from the level of 1999, which was an eleven-year high. New vehicle registrations grew 10% in 2000.

     Economic performance in New Jersey for the first half of 2001 moderated from the peak levels of 2000, paralleling the national slow-down. Employment growth, while still positive, has steadily trended downward since mid-2000. The average annual rate of unemployment growth for the first half of 2001 was 1.2%. The unemployment rate edged back up to 4% compared to 3.75% for 2000. Personal income growth for the first half of 2001 is estimated to be 6.6% compared to the revised 2000 rate of 8.3%. Housing starts are at an annual rate of 32,000 units, down about 5% from the 2000 rate. New vehicle registrations for the first half of 2001 were about 10% below those for the first half of 2000.

     Employment data for the quarter ending September 30, 2001 show a continuing slow down, reflecting, in part, the events of September 11, 2001. Average annual employment growth for 2001 through September slipped to 0.9%. The unemployment rate increased to 4.5%. Through the end of September 2001, non-agricultural employment declined by about 26,000 jobs to just over 4 million jobs. However, jobs relocated from New York City in the wake of the events of September 11th may have offset much of this employment loss. While most of these relocations do not represent permanent shifts, they all provide positive support for the economy in 2002 until the broader national recovery takes hold.

     New Jersey is experiencing a fiscal year 2002 (I.E., July 1, 2001 to June 30, 2002) revenue decline as a result of the events of September 11, 2001 and a slowing economy. Based on current economic analysis, the State of New Jersey believes that the revenues will be revised downward by a significant amount. New Jersey traditionally revises revenue estimates at the time the Governor submits the proposed budget to the Legislature. The Governor's budget message will provide an estimate of revenues from the individual taxes. However, based on preliminary economic analyses and collection trends to the middle of December 2001, the downward revision will exceed $700 million and may approach $1.4 billion. In addition, $400 million of expenditures to be made in Fiscal Year 2002, which were not included in the adopted budget, have been identified. The Acting Governor responded by identifying approximately $600 million of expenditures which he placed in reserve as of the middle of December 2001. The amount and timing of these expenditures will be determined later in fiscal year 2002. Further, preliminary results from the State of New Jersey audit indicate that the New Jersey fiscal year 2001 year-end surplus will increase by approximately $220 million to approximately $1.2 billion. The State of New Jersey continues to explore options for additional savings. The Acting Governor


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

implemented a hiring freeze for non-essential personnel, a freeze on all equipment purchases and on any interdepartmental transfer designed to effectuate new spending. He also directed the Cabinet to prepare recommendations to reduce spending by 5% with at least 3% of such savings being recurring in nature and ordered a review of all pending contracts and purchase orders to identify additional savings.

     Estimated receipts from New Jersey taxes and revenues are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in New Jersey and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State of New Jersey is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised his or her plenary powers leading to, among other actions, implementation of a hiring freeze for all State of New Jersey departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.


     To the extent that any adverse conditions exist in the future that affect the ability of public agencies within New Jersey to pay debt service on their obligations, the value of the New Jersey Fund may be immediately and substantially affected.


     A lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County, Law Division, challenging the constitutionality of various New Jersey statutes (collectively, the "New Jersey Contract Statutes"), which authorize the issuance by various New Jersey authorities and instrumentalities of bonds (the "New Jersey Contract Bonds") which are payable from amounts to be paid by the New Jersey Treasurer, subject to annual appropriation, under a contract with such authority or instrumentality. The plaintiffs sought a judgment declaring the New Jersey Contract Statutes unconstitutional under the New Jersey Constitution. The plaintiffs alleged that the issuance of the New Jersey Contract Bonds contemplated by the New Jersey Contract Statutes involved the issuance of State of New Jersey debt without prior voter approval, in violation of the Debt Limitation Clause of the New Jersey Constitution, Article VIII, Sec. 2, Para 3. On January 24, 2001, the Superior Court ruled in favor of the State of New Jersey and the named State authorities and instrumentalities (collectively, the "State of New Jersey Parties") by granting the State of New Jersey Parties' motion for summary judgment and dismissing the complaint and upholding the constitutionality of the New Jersey Contract Statutes under the New Jersey Constitution. The judge specifically found that the issuance of New Jersey Contract Bonds pursuant to the New Jersey Contract Statutes does not create a debt of the State of New Jersey. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment in favor of the State of New Jersey Parties.

     On February 5, 2001, the plaintiffs filed a Notice of Appeal with the Superior Court, Appellate Division. On February 22, 2001, the State of New Jersey Parties' petition to the New Jersey Supreme Court for direct certification of the Superior Court decision was denied. However, the New Jersey Supreme Court ordered an accelerated briefing and argument schedule in the Appellate Division. On March 9, 2001, the plaintiffs filed a notice of motion in the Appellate Division seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of New Jersey Contract Bonds. On March 26, 2001, the Appellate Division denied the injunctive relieve sought by plaintiffs. On June 27, 2001, by a two-to-one decision, the Appellate Division affirmed the Superior Court's decision.

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     On July 3, 2001, the plaintiffs filed a notice of appeal as of right in the
New Jersey Supreme Court, where the matters remain pending. On August 17, 2001, the plaintiffs filed a notice of motion with the New Jersey Supreme Court seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of New Jersey Contract Bonds and seeking to disqualify three of the New Jersey Supreme Court Justices from hearing the appeal. At the same time, plaintiffs filed their merits briefs with the New Jersey Supreme Court. The State of New Jersey Parties responded on August 27, 2001 in opposition to the motion. On September 21, 2001, the New Jersey Supreme Court denied the motion on both grounds. The matter has been fully briefed, and oral argument was held before the New Jersey Supreme Court on January 2, 2002.

     If the plaintiffs ultimately prevail on their claim that the New Jersey Contract Statutes or the issuance of the New Jersey Contract Bonds is unconstitutional, there can be no assurance given that holders of the New Jersey Contract Bonds will receive any payment of principal of or interest on the New Jersey Contract Bonds, or that any of the proceeds of the New Jersey Contract Bonds may be reclaimed or otherwise made available for payment of the New Jersey Contract Bonds or, if payment is made, that the portion of such payment attributable to interest on the New Jersey Contract Bonds will not be included in gross income under the Internal Revenue Code of 1986, as amended. At this time, approximately 5% to 10% of the principal amount of the obligations held by the New Jersey Fund are New Jersey Contract Bonds. There can be no assurance that the New Jersey Fund will not acquire additional New Jersey Contract Bonds or that the percentage of New Jersey Contract Bonds held by the New Jersey Fund will not increase.


     RISK FACTORS FOR NEW YORK INSURED TAX FREE FUND ("NEW YORK INSURED"). New York Insured is highly sensitive and vulnerable to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities and authorities that issue the Municipal Instruments in which New York Insured concentrates its investments. The following information as to certain risk factors associated with New York Insured's concentration in Municipal Instruments issued by New York issuers is only a brief summary, does not purport to be a complete description, and is based upon disclosure in Official Statements relating to offers of Municipal Instruments, and other publicly available information, prior to the end of January 2002. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information after the date thereof.

     The State's fiscal year began on April 1, 2001 and ends on March 31, 2002. The Legislature failed to take final action on the Executive Budget by April 1, 2001, but did enact appropriations for State-supported, contingent, contractual and certain debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. On August 3, 2001, the Legislature passed what it characterized as a "base-line" budget for the 2001-02 fiscal year. This "base-line" budget omitted all reappropriations recommended in the Executive Budget and did not approve new funding proposals. On September 13, 2001, the Legislature enacted all reappropriations the Governor proposed in the Executive Budget, as well as reappropriations for certain legislative initiatives. On October 24, 2001, the State enacted legislation, which effectively completed the 2001-02 budget process. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating


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

the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     ECONOMIC AND FINANCIAL FACTORS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.


     The State, in close cooperation with the federal government and The City of New York (the "City"), is carefully assessing the economic and fiscal implications of the terrorist attack the occurred in the City on September 11, 2001. The Division of Budget ("DOB") expects the attack will depress, at least temporarily, the normal growth in State tax receipts and increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends March 31, 2002) and in the range of $2 billion to $6 billion next fiscal year as a result of disruption to business activity and tax payment processes.

     The DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September
11. The sector hardest hit by the disaster was the finance industry which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

     DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth of
2.8 percent for 2001, followed by growth of 1.3 percent in 2002.

     The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payment than expected would result in a weaker State economy.



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

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the conditional of the financial sector, federal fiscal and monetary policies, the level of interest rates and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


     2001-2002 BUDGET. On October 24, 2001, the State enacted legislation that is intended to bolster the State's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks. The main components of the legislation include the following:

     - $100 million in new funding in fiscal year 2001-02 for not-for-profit organizations that provide critical human services or emergency relief services;

     - $118 million in fiscal year 2001-02 for additional support for certain educational programs, such as grant to school districts, Teacher Support Aid, Teacher Centers and Small Cities Aid which was funded by redirecting savings from other programs, including changes in the building aid program;

     - $68 million in fiscal year 2001-02 for an economic stimulus program, to provide grants and loans to businesses to support job creation, and establish eight new Empire Zones;

     - $188 million in savings in fiscal year 2001-02 from the use of existing Temporary Assistance to Needy Families resources to provide funding for welfare and child welfare costs that otherwise would be financed from the General Fund;

     - $114 million in additional tax receipts in fiscal year 2001-02 as a result of legislation to eliminate the negative impact on State tax receipts resulting from the decision in the Tennessee Gas Pipeline court case; and

     - Extended the Quick Draw Lottery game, the Lofts Law, and the Child Health Plus program until March 31, 2002.

     In addition, the October legislation included new gaming measures to help stimulate the economy and reduce the fiscal impact on the State and local governments of the national economic decline. These new measures are expected to generate revenues starting no sooner than fiscal year 2002-03 and include authorization to build up to six new casinos on Native American lands, to install video lottery terminals at several New York racetracks, to allow New York to participate in a multi-state lottery game, and to issue bonds under a new, lower cost, revenue bond financing structure. No revenues from these new measures is expected within the 2001-02 fiscal year.

     Personal Income Tax ("PIT") receipts are now projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from previous estimates. The revised PIT projection reflects the anticipated adverse economic impact of the World Trade Center disaster, including significant reductions in wages, employment, financial sector bonuses, and capital gains income. DOB is forecasting a significant decline in both withholding taxes (down $941 million) and estimated payments (down $210 million) compares to previous estimates. DOB projects financial sector bonuses to decline by 50 percent, and taxable capital



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

gains realizations by 35 percent, from calendar 2000. The current forecast projects actual year-over-year decreases in New York State adjusted gross income and personal income tax liability for both 2001 and 2002 years.

     The World Trade Center attacks are also expected to reduce user tax and fee collections in 2001-02. DOB projects these tax receipts to total $7.04 billion in the current year, a decline of $52 million from previous estimates. Projected sales tax collections have been lowered by $56 million, reflecting a decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment. Modest upward revisions in cigarette and alcohol beverage taxes partially offset the projected decline in sales tax.

     DOB has also lowered its projection for business tax collection by $329 million from previous estimates of $3.98 billion due to several factors, including the adverse impact of the World Trade Center disaster on financial services firms, declining corporate profits, and banking losses. Compared to previous estimates, DOB currently forecasts declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utility taxes ($50 million). Receipts in the latter category include an upward adjustment of $114 million to reflect the impact of recent legislation that corrected constitutional flaws related to the gas import tax.

     The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below previous estimates (as adjusted for fund reclassifications). General fund receipts and transfers from other funds totaled $23.56 billion through September. Receipts and transfers were $502 million below earlier cashflow projections, due in part to the economic impact of the World Trade Center attacks and an extension of the filing deadline for making estimated tax payments from September 15 to December 15.

     General Fund disbursements and transfers to other funds totaled $19.11 billion through September, a decrease of $13 million from earlier estimates. The variance is attributable to the timing of payments and is not expected to alter year-end results.

     GENERAL FUND CLOSING BALANCE. DOB projects a closing balance of $1.22 billion in the General Fund for 2001-02, a decline of $1.50 billion from earlier estimates. The lower projected closing balance anticipates the use of the $1.48 billion reserve for economic uncertainties and $19 million in undesignated reserves to cover projected revenue shortfalls in fiscal year 2001-02 related to the World Trade Center attacks. The closing balance after the use of these reserves is comprised of $627 million in the Tax Stabilization Reserve Fund, $281 million in undesignated reserves, $151 million in the Contingency Reserve Fund, $142 million in the Community Projects Fund, and $14 million in the Universal Pre-K Fund. With the exception of the undesignated reserves, certain statutory restrictions govern the use of these funds.

     SPECIAL CONSIDERATIONS. The ramifications of the terrorist attack in New York raise many complex issues related to State finances. DOB expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia and Pennsylvania. To expedite the flow of federal aid and other assistance, the State Legislature enacted $5.5 billion in appropriations on September 13, 2001. The State also authorized $2.5 billion in additional bonding authority for the Transitional Finance Authority to fund City costs related to or arising from the terrorist attack.


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


     The terrorist attacks in New York City are expected to have materially adverse financial consequences for the State, but at this time it is not possible to provide a definitive assessment. The State current assessment is that the loss of tax and other receipts will be in the range of $1 billion to $3 billion in the State's 2001-02 fiscal year and in the range of $2 billion to $6 billion in the next fiscal year. DOB projects revenue losses of $1.63 billion, which is offset in part by Legislative actions in October that provided $114 million in additional revenues and $20 million in expenditure savings. It is expected that a number of economic sectors that generate State tax revenues will be disrupted, at least temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes in the State's outyear projections of receipts, adding further pressure to budget balance in future years.

     In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in federal tax law. Any such change could substantially alter the current receipts forecast.

     Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are financial sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. DOB also projects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the year. However, both bonus income and capital gains tax realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

     An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

     The United States Congress is currently contemplating an economic stimulus package. If enacted, certain components of the package could adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

     DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the terrorist attacks in New York become clearer. Actual results could differ materially and adversely from the projections set forth in the Annual Information Statement.

     OUTYEAR PROJECTIONS. DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2002-03 Executive


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Budget submission.  The 2001-02 Executive Budget, as amended, projected a gap of
$2.49 billion in 2002-03. DOB's current analysis suggests that this gap may increase by $2 billion to $6 billion as a result of the terrorist attacks. The current analysis does not reflect the impact of actions proposed by the Governor, including a hiring freeze, early retirement incentives, and other measures, that are intended to save $3 billion over the next eighteen months.

     In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (fiscal years 1998-99 through 2000-01). The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget.

     Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the State Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

     DEBT AND OTHER FINANCING ACTIVITIES. Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan with the Executive Budget. The proposed 2001-02 through 2005-06 Capital Program and Financing Plan was released with the Executive Budget on January 16, 2001 and updated to reflect the 30-Day Amendments on February 13, 2001.

     The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total government receipts. Both caps began in 2000-01 at an initial phase-in level of .75 percent. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt outstanding at .39 percent of personal income and debt service at .09 percent of total governmental receipts.

     AUTHORITIES AND LOCALITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (i.e., public benefit corporations created by State law, other than local authorities). There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities.

     Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. State legislation authorizes financing techniques for public authorities such as State (i) guarantees of public authority obligations, (ii) lease-purchase and contractual-obligation financing arrangements and (iii) statutory moral obligation provisions. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities, particularly those using the financing techniques specified above, were to default on their respective obligations. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.



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In addition,  certain statutory  arrangements provide for State local assistance
payments,   otherwise   payable  to   localities,   to  be  made  under  certain
circumstances to certain public authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State assistance.

     Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority (the "MTA") receives the bulk of this money in order to carry out mass transit and commuter services.

     The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attacks on the World Trade Center. The MTA noted that the most significant infrastructure damage includes the subway tunnel running beneath the World Trade Center on the # 1 and #9 lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds in the amount of $1.5 billion (subject to a 15 million deductible) and federal disaster relief assistance will cover substantially all of the property losses related to this event. Bridges and tunnels operated by the Triborough Bridge and Tunnel Authority suffered no structural damage; however, certain bridges and tunnels, particularly the Brooklyn-Battery Tunnel, are subject to sporadic closings and restrictions on traffic coordinated by federal, state and local agencies. The MTA continues to assess the long-term impact of, among other things, the tragedy and its aftermath on State subsidies generated by regional economic transactions, such as the regional sales and use tax and certain business taxes. While the loss of revenues and increases in expenses may be significant, the MTA does not expect that it will materially affect its ability to meet its obligations to bondholders and others in a timely manner.

     The counties, cities, towns and villages of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the finances and welfare of such subdivisions as well as school districts, fire districts and other district corporations, especially in the areas of education and social services. Certain localities have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.


     NEW YORK CITY. Continuing recovery, cleanup and repair efforts following the September 11 attack on the World Trade Center will result in significant expenditures for New York City. The United State Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in Virginia, New York and Pennsylvania. As of October 24, 2001, the President has released about $2.5 billion of emergency funds for the City and the State, including $2 billion for emergency response and debris removal, and has submitted legislation to Congress for an additional $6.3 billion of emergency funds for the City and the State, including $2.1 billion for debris removal, $1.75 billion for subway and road repair and $1 billion for building repairs.

     The amount of City costs resulting from the September 11 attack is expected to substantially exceed the amount of federal aid and State resources that, as of October 24, 2001, have been identified by the State and federal governments as available for these purposes. The City has preliminarily estimated that expenditure related to the September 11 attack will be $11.41 billion for: the police, fire and sanitation departments and other agencies; anti-terrorist preparedness; emergency construction contracts for demolition, debris removal



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and  remediation  of  the  World  Trade  Center  site;  business  retention  and rebuilding; and reconstruction activities and other City costs. The State and City are seeking up to $54 billion of federal resources to compensate for expenditures related to the September 11 attack, to provide for essential services and to stimulate the State economy. The State and City request includes $34 billion (less insurance) for rebuilding infrastructure, disaster recovery and debris removal and related activities at the World Trade Center site and additional amounts to provide essential services and to stimulate the State economy, including grants and tax incentives to build lower Manhattan and retain employees in the State, federal aid for costs of health coverage, unemployment insurance and workers' compensation and federal funding for various State transportation projects.

     Prior to September 11, the national and local economies had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have a substantial impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses, and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business revenues for the City and could negatively affect real property values. The events of September 11 increased the risk of a recession and a delay in recovery. It is not possible to quantify at this time with any certainty the short-term or long-term adverse impact of September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from federal, State, City and other sources which will be required.

     OTHER LOCALITIES. Certain localities outside of the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projection of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

     To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds as of November 8, 2001. The Authority may also impose financial plan requirements on Nassau County. The State paid $25 million in transitional assistance to the County for State fiscal year 2000-01 and $25 million in transitional assistance to the County for State fiscal year 2001-02. The Governor has proposed providing up to $50 million in State assistance over the next three State fiscal years, which is subject to appropriation by the State Legislature. Allocation of such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

     The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and in 2001-02 totals $211.2 million. The 2000-01 enacted budget also increased General Purpose State Aid for local governments by $11 million to $562 million. Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     While the distribution of general purpose aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been


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determined  by the  Legislature.  A State  commission  established  to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. According to the most recent information available from the State, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units, other than The City of New York, authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of the most recent fiscal year for which information is currently available.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


     LITIGATION. An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. Various legal proceedings in which the State is involved concern State finances, State programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State sought are substantial, generally in excess of $100 million. These proceedings or the initiation of new proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of the resources available for the payment of judgments.


     RISK FACTORS FOR THE NORTH CAROLINA FUND. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.


     ECONOMIC PROFILE. The economic profile of the State consists of a combination of technology, industry, agriculture, tourism, and the government sector. North Carolina is shifting from its predominantly agricultural economy to a service and goods-producing economy. The labor force has undergone significant changes during recent years as a result of the growth and development of Research Triangle Park and metropolitan areas such as Raleigh and Charlotte. The majority of non-agricultural employment is spread among manufacturing, retail trade, services, and the government sector. As such, the labor force mirrors this increased emphasis toward non-agricultural production. Citing the Employment Security Commission of North Carolina, total non-agricultural employment as of November 2001 was approximately 3,975,000 jobs, of which 721,000 were in manufacturing. These figures have moved in opposite directions since 1991, when total non-agricultural employment was approximately 3,072,200, of which 826,100 jobs were in manufacturing. North Carolina lost 53,700 manufacturing jobs between November 2000 and November 2001.



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North Carolina's decline in manufacturing is due in part to foreign  competition for textile jobs and the economic slowdown in the computer and electronic industries. Overall, the State gained about 5,200 jobs last year, mostly in services, trade, and government. Total non-agricultural employment is slightly higher than in 2000 when there were approximately 3,969,000 jobs in this category. Service-producing industries in the State continue to experience growth. The number of service-related jobs has grown by more than 55,100 since November 2000. The Employment Security Commission of North Carolina reported that as of November 2001, manufacturing provided approximately 721,000 jobs,
retail  trade   provided   approximately   705,900   jobs,   services   provided
approximately 1,063,400 jobs, and the government sector provided approximately 655,400 jobs.

     Based upon the available official census estimates of population growth, the population of North Carolina increased 17.6 percent from 6,628,637 in 1990 to 8,049,313 in 2000, and further increased to 8,186,268 in 2001, for an increase of over 19 percent from 1990. The North Carolina Employment Security Commission estimates the seasonally adjusted unemployment rate in November 2001 to have been 6.1 percent of the labor force, which has been rising incrementally throughout the year, while the national unemployment rate has hovered in the area of 5.7 percent. The last time the State unemployment rate reached this level was in August 1992.

     Agriculture remains North Carolina's basic economic component. North Carolina ranked third (3rd) in the nation in 2000 net farm income. Cash receipts from farming totaled $7.4 billion in 2000, up from $6.7 billion in 1999 and $7.2 billion 1998, according to North Carolina Department of Agriculture statistics. Poultry and eggs remain the leading source of agricultural non-crop income in the State. Income from the production of poultry and eggs for 2000 was $2.2 billion, accounting for approximately 29.3 percent of the cash receipts from farming. In addition, tobacco production remains a leading source of agricultural crop income in North Carolina; however, this number continues to decrease. Income production of tobacco for 2000 was approximately $854 million, accounting for approximately 11.5 percent of the cash receipts from farming. The amount of income received was up from $784 million in 1999, but down from $976 million in 1998. The percentage of the State's cash receipts from farming attributable to tobacco sales continues to decline from 11.7 percent in 1999 and
13.9 percent in 1998. Federal legislation and regulatory measures regarding production and marketing, along with international competition have and are expected to continue to affect tobacco farming in North Carolina. Changes in such factors or any other adverse conditions in the tobacco-farming sector could have negative effects on farm income and the State's economy as a whole. In 2000, total production of flue-cured tobacco (one of North Carolina's largest agricultural commodities) again decreased from the year before, down 7 percent from 1999. For the first time in several years, though, North Carolina flue-cured tobacco growers did not have to contend with erratic, damaging weather patterns. In 2000, burley tobacco producers harvested 7,400 acres, a 5.0 percent decrease from 1999. However, yield for burley tobacco, at 1,650 pounds per acre, was up 50 pounds from 1999.

     In 2000, there were approximately 57,000 farms in North Carolina as compared to 58,000 in each of 1997 and 1998. Notwithstanding the decrease in the total number of North Carolina farms, the diversity of agricultural products in the State and a continuing thrust in agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 2000 North Carolina ranked first (1st) in the nation in the production of flue-cured tobacco, total tobacco and sweet potatoes; second (2nd) in the production of cucumbers for pickles, hogs and pigs, Christmas trees cash receipts, lima beans, turkeys and turnip greens; third (3rd) in the production of poultry and egg products cash receipts, collard greens, peanuts, trout sold and net farm income; fourth (4th) in the production of broilers, burley tobacco, greenhouse and nursery cash receipts, mustard greens and strawberries; and fifth (5th) in the production of bell peppers, blueberries, chile peppers, cotton, fresh market cucumbers and snap beans. Correspondingly, a strong agribusiness sector also undergirds farmers with farm


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inputs (fertilizer,  insecticide,  pesticide, and farm machinery) and processing
of   commodities   produced  by  farmers   (vegetable   canning  and   cigarette
manufacturing).

     The North Carolina Department of Commerce, Travel, and Tourism Division has reported that approximately $12 billion was spent in 2000 on tourism related activities in the State, making tourism one of the largest economic sectors in North Carolina. This is compared to approximately $11.4 billion in 1999 and $10.8 billion in 1998. An estimated 43 million people visited North Carolina in 2000. Domestic travelers spent $12.6 billion in 2000, a 6.5 percent increase over 1999. In 2000, the State's travel industry generated more than $1.2 billion in state and local tax revenue. The greatest number of visitors to the State came from Virginia, South Carolina, Georgia, Florida, Maryland, New York, Pennsylvania, Tennessee, and Ohio.

     BUDGETARY FACTORS. The following represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly recently affecting the State budget and fiscal health.

     Management of the government is responsible for the establishment and maintenance of an internal control structure designed to ensure that the assets of the State are protected from loss, theft, or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with generally-accepted accounting principles. The internal control structure is designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived, and (2) the valuation of costs and benefits requires estimates and judgments by management.

     As a recipient of federal financial assistance, the State also is responsible for ensuring that an adequate internal structure is in place to ensure compliance with applicable laws and regulations related to those programs. This internal control structure is subject to periodic evaluation by management, internal audit staff, and independent auditors of the government.


     In November 1996, the voters of North Carolina approved bonds in the amount of $1.8 billion for school construction and $950 million for highway construction. In November 1998, North Carolina voters approved $800 million of new debt to finance grants and loans to local government units for waste supply systems, wastewater collection systems, wastewater treatment plants, and water conservation and water reuse projects. At the same time, an additional $200 million of new debt to finance grants, loans, or other financing to public or private entities for construction of natural gas facilities was approved. North Carolina sold $450 million of General Obligation School Construction Bonds in March 1999. Correspondingly, the State also sold $25.905 million of Clean Water Refunding Bonds at the same time. The refunding bonds provided funds for refunding $24 million of Clean Water Bonds Series 1994A. On September 1, 2000, $300 million in Public Improvement Bonds were issued, representing a consolidation of Public School Building Bonds in the amount of $295 million and Natural Gas Bonds in the amount of $5 million. The bonds were issued at rates ranging between 5.0 percent and 5.1 percent, with a final maturity date of September 1, 2018. In November 2000, the State's voters approved $3.1 billion of University and Community College general obligation bonds. On March 1, 2001, $380 million in Public Improvement Bonds were issued, representing a consolidation of Public School Building Bonds in the amount of $100 million, Clean Water Bonds in the amount of $30 million and Higher Education Bonds in the amount of $250 million. The bonds were issued at rates ranging from 4.5 percent to 5.0 percent with a final maturity of March 1, 2019. On June 30, 2001, the State's outstanding general obligation debt totaled $3.039 billion, with an additional $4.37 billion approved and unissued on June 30, 2001. Outstanding general obligation debt is expected to peak at $6.043 billion for fiscal year 2005-06.



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     Over  the  past 20  years,  North  Carolina  state  debt  obligations  have maintained ratings of Aaa by Moody Investors Service, AAA by S&P, and AAA by Fitch. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended, or withdrawn entirely by either rating agency.

     In addition, the State maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the General Assembly. Activities of the General Fund and most departmental special revenue funds are included in the annual appropriated budget. The state Highway Fund and the Highway Trust Fund, the State's major special revenue funds, are primarily budgeted on a multi-year basis. Capital projects are funded and planned in accordance with the time it will take to complete the project. The level of budgetary control (I.E., the level at which expenditures cannot legally exceed the appropriated amount) is exercised at both the departmental and university level via quarterly allotments, with allotment control exercised by the State Controller, and on the program line-item levels requiring certain approvals by the Director of the Budget. Legislative authorization of departmental expenditures appears in the State Appropriation Bill. This "Certified Budget" is the legal expenditure authority; however, executive changes to the legal budget may be approved by the Office of the State Budget and Management. This results in the "Final Budget" presented in the financial statements.

     The State experienced a budgetary shortfall for fiscal year 2001, contributing to the longest legislative session (January to December) in North Carolina history. By June 30, 2001, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million as a result of the slowdown in the State's economy.

     Revenues and other financing sources for general governmental functions (General Fund, special revenue funds, and capital projects funds) amounted to $27.925 billion for the fiscal year ended June 30, 2001. Tax revenues increased by $578 million in 2001 to $15.147 billion, reflecting a rate of growth in income tax collections of 4 percent in 2001. Individual income tax collections increased by $508 million in 2001 to $7.6 billion (a 7.16 percent increase from 2000). Sales tax collections grew by $68 million in 2001 to $3.43 billion (a
2.03 percent increase over 2000). Highway taxes were $1.705 billion in 2001, $111.2 million more than in 2000 (a 6.98 percent increase). Federal funds revenues grew by $672 million in 2001 to $7.925 billion, an increase of 9.3 percent over 2000. Increases in federal revenues are due to increased federal program expenditures for which the State is reimbursed. Finally, investment earnings of $488 million reflect a decrease of $13 million in 2001. This includes realized/unrealized gains and/or losses, and distributed and accrued interest on cash and investments.

     The trend of increases in expenditures, an increase of $1.214 billion for 2001, was directly related to the continued emphasis on education ($290 million increase to $6.965 billion) and health and human services ($1.2 billion increase to $9.617 billion). Educational expenditure growth resulted from increases in enrollment, teacher compensation, the number of teaching positions and State administered programs and costs associated with providing public education. Health and human services expenditure growth resulted from increases in the cost of health care and the number of eligible Medicaid program beneficiaries. General government expenditures decreased by $195 million, or 15.9 percent. The largest part of this decrease relates to decreased expenditures for employer pension contributions of $129 million.

     In 1998, North Carolina and forty-five other states signed the Master Settlement Agreement (MSA) with the nation's major tobacco companies. MSA resolves existing and future claims by the states for damages arising from use of the companies' tobacco products. North Carolina's actual recovery from the settlement remains uncertain, but the State could receive approximately $4.6 billion through the year 2025. In March 1999, the General Assembly enacted a law approving the establishment of Golden L.E.A.F., a nonprofit corporation, to distribute 50 percent of the settlement funds received by the State. Golden


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L.E.A.F.  will provide  economic impact  assistance to economically  affected or tobacco dependent regions in North Carolina. The remaining proceeds of MSA will be split equally between two trust funds established by the General Assembly. The Tobacco Commission Trust Fund is for the benefit of tobacco farmers, quota holders, and persons in tobacco-related businesses who experienced economic hardship as a result of MSA, and the Health and Wellness Trust Fund is for the benefit of health programs. North Carolina recognized tobacco settlement revenue of $140.272 million in fiscal year 2001. Of this amount $70.136 million was transferred to Golden L.E.A.F and $35.068 was transferred to each of the Health and Wellness Trust Fund and the Tobacco Trust Fund. Golden L.E.A.F. had an unreserved fund balance of $167.1 million at the close of the fiscal year. The Health and Wellness Trust Fund and the Tobacco Trust Fund had unreserved fund balances of $73.8 million and $85.6 million, respectively.

     North Carolina Phase II Tobacco Certification Entity, Inc. is the state-organized entity responsible for oversight of the State's share of proceeds from another tobacco settlement negotiated by cigarette-makers and the states. Under this settlement, tobacco companies agreed to create a $5.15 billion trust fund to compensate tobacco growers and quota holders in 14 grower states, including North Carolina, over the next 12 years from an anticipated decline in cigarette sales. North Carolina growers and allotment holders could receive about $2 billion, the largest portion of the settlement among the states. Approximately $140 million was issued to tobacco grower and quota holders in 1999, and approximately $91.5 million was distributed in 2000.

     The State budget for fiscal year 2002, enacted in September 2001, has General Fund appropriations of $14.4 billion. The budget includes several tax increases. In an effort to generate an additional $246.3 million in revenue, the State sales tax was increased from 4 percent to 4.5 percent. The increase was effective October 16, 2001, and will expire July 1, 2003. In addition, effective July 1, 2003, the provisions for local government tax reimbursements will be repealed and local governments will have the option to impose an additional half-cent sales tax. Local governments opting for the tax increase will be held harmless by the State up to the amount they would have received during fiscal year 2002-2003 if the statutory provisions related to local government tax reimbursement have not been repealed.

     Effective for tax year January 1, 2001 through December 31, 2003, the State's highest individual income tax rate rose from 7.75 percent to 8.25 percent. This increase is expected to generate an estimated $125.5 million for fiscal year 2002. Effective December 1, 2001, a 6 percent sales tax will be levied on liquor sold in ABC stores. Effective January 1, 2002, the State will impose a telephone tax on out-of-state long distance phone calls. The $1,500 cap of sales tax on cars was eliminated as of October 1, 2001. The increased State sales and income taxes are expected to generate the largest revenue increases.

     So far in fiscal year 2002, General Fund revenue collections have lagged behind expectations. From July 1 through December 31, the shortfall was approximately $320 million. The shortfall is attributable to decreasing tax revenue and increasing health care costs. Tax and non-tax revenues are expected to be short of projections by as much as $900 million at June 30, 2002. As of January 24, 2002, Governor Mike Easley had not presented a plan for dealing with the budget shortfall.

     The most important factor for the State budget is wage and salary payments. This source of income makes up 74.8 percent of taxable income in North Carolina. In other words, 40 percent of the General Fund revenue is tied to net withholding payments and withholding is directly related to wage payments.

     Wage and salaries paid by employers grew at an annual average rate of 7.5 percent from 1995-1999. During 2000, the rate of increase was 7.2 percent. An employment slowdown began in 2001. Wage and salary growth dropped to 4.9 percent in the first quarter of 2001, and was estimated to be 2.8 percent and 2.6


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percent for the third and fourth  quarters,  respectively by the Fiscal Research
Division of the General Assembly.

     The  recent  drop  in  retail  sales  is  significant   because  sales  tax
collections accounts for another 25 percent of the revenue base. Throughout 2000, consumer spending was a stabilizing force in the economy despite depressed corporate profits and prices. In the first quarter of 2000 sales tax receipts were growing at a 3.4 percent annual rate according to the General Assembly Fiscal Research Division. Consumer spending declined in 2001. From April through July taxable sales dropped at a 2.2 annual rate. Sales rebounded slightly in August as a result of federal tax rebates. The modest rebound might have continued, but the events of September 11 greatly impacted consumer confidence and spending. State and local tax collections fell at a 3.8 percent annual rate in September, followed by a 1.4 annual rate of decline in October.

     The North Carolina outlook is dependent upon conflicting features of the State's economy. Continued diversification means that the State's prospects are more in line with the national fortunes. However, the North Carolina economy remains more dependent on traditional manufacturing industries and thus is more cyclical than the national economy.

     RISK FACTORS FOR THE OHIO FUND. The Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Fund or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the SAI.


     Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.


     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.


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


     In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current FY. Those procedures include general and selected reductions in appropriations spending.


     The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.


     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.

     The 1994-95 biennium presented a more affirmative financial picture. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund.


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

Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to the State income tax reduction fund.

     The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.

     The State's financial situation varied substantially in the 2000-01 biennium. The GRF appropriations acts for that biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income tax reduction fund and $49 million to the BSF (increasing its balance to over $1 billion).

     The Governor announced in late March 2001 new preliminary lowered revenue estimates for the then current FY (ending June 30, 2001) and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, and higher than previously projected Medicaid expenditures, significant steps were taken to ensure the positive GRF ending fund balance at June 30, 2001. Those steps included reductions in expenditures and appropriations spending, and OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF cash balance of over $817 million and fund balance of over $219 million, making that transfer unnecessary.

     None  of  the   spending   reductions   over  the  years  were  applied  to
appropriations needed for debt service or lease rentals relating to any State obligations.

     Lengthy and rigorous consideration was given to revenues and expenditures for the new FYs 2002 and 2003. Included in that consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the then imminent school funding court order discussed below.

     The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and Senate, and in the act as passed and signed. The same is true for the separate appropriations acts for the Department of Transportation, Department of Public Safety and Bureau of Workers Compensation, which included lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.

     The appropriations act provided for the use of certain reserves, aimed at achieving FY and biennium ending positive fund balances based on estimates and projections at the time of passage. It authorized OBM to transfer, if necessary, $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to an ongoing State emergency purposes fund. Assuming all those transfers were made from the BSF, its balance



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


would be reduced to approximately $855,000,000. As an additional reserve transfer, the entire balance of $100,000,000 may be transferred by OBM in FY 2002 from a Family Services Stabilization Fund to the GRF. Based on the enacted budget, and assuming those transfers being made, OBM had been projecting a positive FY 2002 GRF ending fund balance.

     However, the Ohio economy continues to be negatively affected by the national economic downturn and by recent national and international events. On October 16, 2001, OBM announced its revised estimates of revenues and expenditures for the current fiscal biennium. Based on continuing reduced revenue collections in certain categories (particularly sales and personal income taxes), OBM then projected a GRF budget shortfall for the current FY of $709,000,000 and of $763,000,000 for the next FY. Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) those revised estimates did not include additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in each FY of this biennium, estimated by OBM to be as much as $1.24 billion each year.

     As a first step to achieving a positive GRF ending fund balance for the current FY based on these new OBM estimates, the Governor on October 16 ordered reduced appropriations spending by most State agencies in amounts and manner to be determined by the OBM Director, and limits on hiring and on major purchases. Expressly excepted from the Governor's cutback order are appropriations for or relating to debt service on State obligations. Those announced spending reductions, that would reduce the current FY shortfall by an estimated $224,000,000, are at the annual rate of 6% (being 8.5% for the balance of the FY) for most State agencies (including higher education institutions), with lesser reductions for correctional and mental health institutions. Exemptions from reductions include primary and secondary education and the adjutant general.

     Following subsequent extensive considerations by the Governor and the General Assembly, the General Assembly on December 5, 2001 enacted, and the Governor has signed, legislation making budget adjustments for the current and next FY. Those adjustments, together with possible additional Governor-ordered cutbacks, are intended to ensure positive GRF ending fund balances for the current biennium (ending June 30, 2003) and for each of its two FYs, based on then current revenue and expenditure projections by OBM.

     More significant aspects of this legislation include: authorization to transfer to the GRF up to $248 million from the BSF in addition to the $150 million transfer provided for in the original appropriations act); temporary reallocation to the GRF of a $260 million portion of tobacco settlement revenues ($125 million in FY 2002, $135 million in 2003, intended to be reimbursed in FYs 2013 and 2014); certain tax-related changes (including accelerating the time for certain payments); legislated reductions in appropriations spending authorizations for the legislative and judicial branches; and authorization to participate in a multi-state lottery game (estimated to generate $41 million in FY 2003).

     If all authorized transfers from the BSF are made, its balance would be reduced to approximately $600 million.

     The Governor and the General Assembly will continue to consider and evaluate actions that may be necessary in response to final Supreme Court action in the school funding case or to subsequent revised revenue or expenditure projections.

     An additional appropriations action, affecting most subdivisions and local libraries in the State, caps the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the equivalent monthly payment amounts in FYs 2000 and 2001.




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     The State's  incurrence  or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


     By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. At January 7, 2002, over $2.46 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.17 billion outstanding or awaiting delivery);
(c) the conservation purposes bonds referred to below ($50 million of which are in the process of sale); and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($141.7 million outstanding, with no more than $50 million to be issued in any one year).

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($513.1 million outstanding as of January 7, 2002) and facilities for state supported and assisted institutions of higher education ($602.6 million outstanding).

     That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.


     A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.7 billion of which were outstanding at January 7, 2002.


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

     In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of January 7, 2002) to be approximately $45 million (of which $40.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


     Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2001) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 124 districts (as of January 7, 2002) on voter-authorized income taxes, for significant portions of their budgets.

     In a September 6, 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

         o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion. The Court has granted the State's motion for reconsideration and clarification of this ordered modification and of its retroactive application. It has also referred to a master commissioner the issues raised in that motion and any other issues the parties and the selected mediator consider appropriate issue for mediation, and stayed the cause pending completion of the settlement conferences.


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


         o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

     It is not possible at this time to state what the results of referral to a master commissioner or of mediation will be, or what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

     The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

     A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts sought approximately $3.8 million.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of January 7, 2002, nine municipalities were in "fiscal emergency" status and three in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to eight districts with four on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


     RISK FACTORS FOR THE OREGON FUND. The market value of the municipal instruments held by the Oregon Fund and the issuer's ability to make payments of principal and interest may be adversely affected by unfavorable economic conditions in the State. While the State's economy has become increasingly more diversified, it relies to a large extent on high technology, export and other industries that are particularly vulnerable to international recessionary cycles and have suffered recent worldwide declines.

     The State's Economic and Revenue Forecast for the third quarter of 2001 concluded that Oregon is in a recession and that is deeper than the last recession in 1990-1991. The report indicated that the major risks facing the Oregon economy are: (1) the War on Terrorism and its potential impact on travel, oil supplies and consumer confidence; (2) a possible further sharp and major stock market correction; (3) rising regional energy prices; and (4) a slower than anticipated recovery for semiconductors, software and communications, key components of the State's economy. The slowdown in Oregon's economy is now expected to be more severe and to last longer than previously thought. Consequently, revenues of the State and local governments are expected to fall short of recent forecasts.

     Some municipal securities purchased by the Oregon Fund may rely in whole or in part on ad valorem real property taxes to fund payment of principal and interest. In 1990 Oregon voters approved Measure 5, a statewide property tax limitation that puts a cap on local ad valorem property taxes, subject to some exceptions. In 1997 the voters adopted Measure 50, a constitutional amendment that limits future increases in real property taxes. These measures have resulted in significant loss of revenues to local governments. The State has provided and is expected to continue to provide from income tax revenues financial support to school districts and local government units adversely affected by these measures. While the State has thus far been able to replace lost property tax revenues with increased revenues from its income tax, Measures 5 and 50 may ultimately affect the market value of municipal bonds held by the Oregon Fund and the issuer's ability to make payments, especially with the nationwide economic slowdown and a resulting reduction in State income tax collected.

     In addition, in 2000 Oregon voters approved Measure 7, a constitutional amendment that requires state and local governments to compensate landowners when land use laws result in a reduction in the value of their property. The Oregon courts are in the process of reviewing the constitutionality of this law. If the law ultimately survives constitutional challenge, the State and local governments may be required to pay substantial amounts to these landowners from its limited revenue sources.

     There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligation bonds issued by the State. Small changes in the supply or demand of these bonds could result in significant changes in the market price of the bonds. If the Oregon Fund were forced to sell a large volume of these instruments for any reason, the value of the Oregon Fund's portfolio may be adversely affected.

     RISK FACTORS FOR THE PENNSYLVANIA FUND. Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as community colleges, highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5,416.2 million at June 30, 2001. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At September 15, 2001, all outstanding general obligation bonds of Pennsylvania were rated AA by S&P and Aa2 by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The Pennsylvania Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2006, Pennsylvania has projected that it will issue bonds totaling $2,898 million and retire bonded debt in the principal amount of $2,542.3 million. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon are not required. As of June 30, 2001, total combined debt outstanding for these agencies was $11,385.7 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency

("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of March 31, 2001, PHFA has $2,898.4 million of revenue bonds and notes outstanding.

     Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt., i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

     Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.


     Since 1991, non-agricultural employment in Pennsylvania has grown at an annual rate of 0.6 percent, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately 0.7 percent and 2.2 percent per year, respectively. Pennsylvania's average annual unemployment rate since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for November, 2001 was 5 percent compared with 5.6 percent for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for November, 2001 was
4.8 percent and 5.3 percent, respectively. The population of Pennsylvania, 12.28 million people in 2000, according to the U. S. Bureau of the Census, represents an increase from the July 1, 1999 estimate of 11.85 million. Per capita income in Pennsylvania for calendar year 2000 of $29,539 was lower than the per capita income of the United States of $29,676. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000 with positive fund balances of $$1,959 million, $2,863 million, and $4,264 million, respectively.

     Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor appointment formula used for the apportionment of capital stock value in the franchise tax. Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the
Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In PPG Industries, Inc. v. Commonwealth of Pennsylvania, the Pennsylvania Supreme Court held that manufacturing exemption under Pennsylvania's capital stock and franchise tax is unconstitutional and must be stricken from the statute. The court remanded the case for implementation of remedies that could include: (i) a refund for those taxpayers that had paid the discriminatory part of the tax, (ii) the assessment and collection of back taxes on taxpayers to the extent that they did not pay the tax because of the exemption, or (iii) some combination of the foregoing remedies. No estimates for the amount of these claims or remedies are available.

     RISK FACTORS FOR THE VIRGINIA FUND. The Commonwealth of Virginia has a tradition of low debt and a large proportion of its general obligation bonds is supported by particular revenue-producing projects. Virginia is one of only nine states in the nation with a "triple A" bond rating for its general obligation debt from the three rating agencies. The ratings reflect the Commonwealth's long standing record of sound fiscal management, its diversified economic base and low debt ratios.


     Use of non-general obligation debt, which is not subject to constitutional limits on borrowing, has changed the Commonwealth's debt profile. During the last decade, the Commonwealth has expanded its limited obligation borrowings through various financing vehicles such as the Virginia Public Building
Authority, the Virginia College Building Authority and a substantial transportation bonding program. In 1991, the Virginia Supreme Court in a case known as the DYKES decision, on a split vote, upheld on rehearing the ability of counties to enter into obligations which were "subject to appropriation" and confirmed that such obligations were not to be considered as "debt" under the Virginia Constitution.

     While the Commonwealth has a long history of sound financial operations, variations of a cyclical nature have occurred during the past several years. Tracking a national trend, the large state budget surpluses of the previous years did not materialize this year. The 2000-2002 biennium budget, as adopted by the Virginia General Assembly at its 2000 session was predicated on revenue growth totaling 5.5 % in fiscal year 2001 and 6.9 % in fiscal year 2002. Instead, revenue growth during FY 2001 actually grew by only 3.1 % for general tax revenues. Assuming policy changes are enacted to accelerate withholding and sales tax collections, general fund tax revenue should grow by only .7 % for FY 2002.

     Virginia's economy is wavering from a combination of manufacturing struggles, a decline in the Internet and technology markets and the economic shocks caused by the terrorist attacks of September 11, 2001. The temporary closing of Reagan National Airport (now operating on a restricted flight basis) and the deployment of soldiers and sailors from the concentration of military bases in Hampton Roads has cooled consumer spending. As a result, expected revenues for 2002 and beyond are falling short of estimates.

     As a consequence, the 2000 Appropriation Act, appropriates more in general fund expenditures than estimated revenues. Typically, in this situation, any discrepancies are corrected through budget amendments adopted by the General Assembly during its regular legislative session. However, in 2001, the General Assembly failed to adopt any budget amendments to the biennial budget. The budget impasse was due to a disagreement between the House of Delegates and the Senate over whether to implement the next installment of the 1998 Personal Property Tax Relief Act (or "car tax"). Since the General Assembly failed to adopt any amendments to the state budget, the original budget, adopted in 2000, governs state expenditures. However, as stated, the revenue projections in that budget are higher than what was actually collected by the Commonwealth. Then Republican Governor, James Gilmore imposed budget reductions at the state agency level to balance the budget, as required by the Constitution of Virginia.

     Through an executive order, Governor Gilmore halted all capital projects not already under contract and reduced spending for certain state agencies. Governor Gilmore also ordered a temporary hiring and discretionary spending freeze at the agency level. Additionally, Governor Gilmore identified unspent monies from the previous fiscal year to use in offsetting a portion of the projected deficit in the upcoming fiscal year. Governor Gilmore expected to save approximately $422 million through these measures. The Virginia Constitution requires that the budget be balanced.

     Outgoing Governor Gilmore has since introduced the executive budget for the 2002-2004 biennium as required by law. In order to keep spending in line with falling revenues, Governor Gilmore proposed reductions in the state budget totaling over $1.2 billion through a combination of cost containment strategies, across-the-board spending reductions and targeted reductions.

     A new Governor was elected in November, 2001. Virginia's Governors are limited by the Virginia Constitution to one 4 year term. New Governor Mark Warner, a Democrat, took office on January 12, 2002, and has announced plans to propose amendments to Governor's Gilmore proposed budget, which are expected to include further across-the-board spending reductions.

     Revenues collected by the Commonwealth are placed in either the General Fund or Non-General Fund. General Fund revenues can be used for a variety of government programs and these are the funds that the Governor and the General Assembly have the most discretion to spend. Non-General Fund revenues are set aside for specific purposes. For example, motor vehicle and gasoline taxes are earmarked by law for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities.

     During FY 2001, Virginia's General Fund received funding primarily from two sources; individual income taxes and sales taxes which accounted for 62% and 19% of the General Fund respectively. These revenues plus other taxes comprised 91% of the General Fund in FY 2001. The remaining monies came through transfers from other funds, including alcoholic beverage sales and lottery profits. According to the proposed biennium budget of 2002 to 2004, General Fund revenues, assuming policy changes to accelerate withholding and sales tax collections are approved, are expected to grow by .7 % in FY 2002, by 2.2 % in FY 2003 and by 5.5 % in FY 2004.

     For its part, Non-General Fund revenues, which are designated for specific purposes, are expected to increase by 8.2 % in FY 2002, by .7 % in FY 2003 and by 4.4 % in FY 2004. Non-General revenue funds will comprise close to 52.9% of the Commonwealth's revenue during the 2002-2004 biennium.

     The Commonwealth had a total outstanding debt at the end of FY 2001 of $14.7 billion. There are three categories of debt for Virginia bonds: general obligation bonds of Virginia taxpayers, limited obligations, which utilize dedicated revenue sources to pay principal and interest, and debt issued by state-created authorities and institutions of higher education.

     Of Virginia's total debt, 6.6% is general obligation debt which is backed by the "full faith and credit" of the Commonwealth. Limited obligation debt constitutes 24% of Virginia's total debt. Finally, debt issued by state created authorities and institutions of higher education makes up 69.4% of Virginia's total debt.

     The Virginia General Assembly at its 1998 session passed the Personal Property Tax Relief Act, which provides a significant reduction in the car tax imposed by Virginia localities. Under the terms of the Act, the Commonwealth will assume financial responsibility for a significant portion of the personal property taxes imposed by localities, phased in over a five-year period. The personal property tax reduction was paid initially to the taxpayers directly from the Commonwealth. Since that first year of the tax reduction, the Commonwealth has reimbursed the localities for the reduced personal property taxes. However, recognizing the changing economic landscape and diminishing revenue estimates, outgoing Governor Gilmore, in his 2002-2004 executive biennium budget, has postponed the final phase of the car tax relief program until 2004.

     Additionally, outgoing Governor Gilmore had proposed a general obligation bond package of approximately $608 million for higher education and capital projects to be presented in November, 2002 for statewide referendum subject to approval by the 2002 Session of the Virginia General Assembly. Another $1.4 billion is also proposed for bond financing. New Governor Warner has not announced whether he will support the former Governor Gilmore's bond package.

     In other acts of tax relief, the General Assembly, in 1999, adopted legislation to reduce the state portion of the sales and use tax that is imposed on food items from 3.5% to 1.5%, to be phased in over a number of years starting January 1, 2000. Currently, the state portion stands at 3% and will be reduced further should the Commonwealth attain the legally required surplus.

     Virginia's economy is affected generally by economic trends throughout the country and in the Mid-Atlantic region, and it is particularly influenced by Federal civilian and military installations and the growth of suburban communities around Washington, D.C. Also significant to the economy of Virginia are manufacturing (such as electronic equipment, shipbuilding and chemical products), minerals (chiefly coal), service sector occupations (including banking and insurance), agriculture and tourism. Virginia continues to outpace or match the nation in many measures of economic growth such as personal income, total wages and salaries, total nonagricultural employment and retail sales. In addition, although figures are preliminary, Virginia's unemployment rate is estimated to be between 2.8% and 2.9%, well below the nation's rate of 4.8% in CY 2001.

     Virginia is considered a pro-business state and has encouraged economic development over the last several years. Virginia has seen a large increase in technology related jobs and businesses in the northern portion of the Commonwealth. In CY 2001, Virginia added approximately 55,000 to 60,000 new jobs statewide. This growth continues to provide a strong tax base for Virginia.



                               PORTFOLIO TURNOVER


     Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 2000 and 2001, Insured Intermediate Tax Exempt Fund's portfolio turnover rate was 76% and 134%, respectively, Insured Tax Exempt Fund's portfolio turnover rate was 27% and 32%, respectively, and Insured Tax Exempt Fund II's portfolio turnover rate was 167% and 190%, respectively. For the fiscal years ended December 31, 2000 and 2001, the portfolio turnover rate for each Single State Fund was as follows:

                                Fiscal Year           Fiscal Year
                                   Ended                 Ended
                             December 31, 2000     December 31, 2001
                             -----------------     -----------------

      ARIZONA FUND                   42%                  36%
      CALIFORNIA FUND                50                   36
      COLORADO FUND                  46                   61
      CONNECTICUT FUND               18                   33
      FLORIDA FUND                   59                   73
      GEORGIA FUND                   40                   37
      MARYLAND FUND                  35                   33
      MASSACHUSETTS FUND             38                   45
      MICHIGAN FUND                  23                   22
      MINNESOTA FUND                 32                   27
      MISSOURI FUND                  35                   29
      NEW JERSEY FUND                41                   37
      NEW YORK FUND                  20                   48
      NORTH CAROLINA FUND            42                   51
      OHIO FUND                      35                   40
      OREGON FUND                    37                   37
      PENNSYLVANIA FUND              40                   35
      VIRGINIA FUND                  34                   36


                         DIRECTORS/TRUSTEES AND OFFICERS


     Each Fund's Board of Directors/Trustees, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management. The following table lists the Directors/Trustees and executive officers of SERIES FUND, INSURED TAX EXEMPT FUND, EXECUTIVE INVESTORS TRUST, NEW YORK INSURED TAX FREE FUND, MULTI-STATE INSURED TAX FREE FUND, and/or TAX-EXEMPT MONEY MARKET FUND, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.


DIRECTORS/TRUSTEES AND OFFICERS*


  -----------------------------------------------------------------------------------------------------------------
                                 Position(s)
                                 Held With                                          Number of
                                 Funds Covered        Principal                     Portfolios      Other
  Name, Age and Address          by This Sai          Occupation(s)                 in Fund         Trusteeships
                                 and Length           During Past 5                 Complex         Directorships
                                 of Service           Years                         Overseen        Held
  -----------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED DIRECTORS/TRUSTEES
  -----------------------------------------------------------------------------------------------------------------

  Robert M. Grohol  69           Director/            None/Retired                     50           None
  263 Woodland Road              Trustee since
  Madison, NJ  07940             6/30/00
  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------
  Rex R. Reed       79           Director/            None/Retired                     50           None
  259 Governors Drive            Trustee since
  Kiawah Island, SC 29455        3/31/84
  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------
  Herbert Rubinstein  80         Director/            None/Retired                     50           None
  695 Charolais Circle           Trustee since
  Edwards, Co  81632             9/20/79
  -----------------------------------------------------------------------------------------------------------------


                                       83

  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------
  James M. Srygley  69           Director/            Owner Hampton                    50           None
  39 Hampton Road                Trustee since        Properties
  Chatham, NJ  07928             1/19/95
  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------
  Robert F. Wentworth  72        Director/            None/Retired                     50           None
  217 Upland Downs Road          Trustee since
  Manchester Center, VT 05255    10/15/92
  -----------------------------------------------------------------------------------------------------------------

*Each Trustee/Director serves for an indefinite term with the Funds covered by the SAI, until his/her successor is elected.



  -----------------------------------------------------------------------------------------------------------------
                                 Position(s)
                                 Held With                                          Number of
                                 Funds Covered        Principal                     Portfolios      Other
  Name, Age and Address          by This Sai          Occupation(s)                 in Fund         Trusteeships
                                 and Length           During Past 5                 Complex         Directorships
                                 of Service           Years                         Overseen        Held
  -----------------------------------------------------------------------------------------------------------------
                                                   INTERESTED DIRECTORS/TRUSTEES**
  -----------------------------------------------------------------------------------------------------------------
  Glenn O. Head   76             Director/            Chairman of First Investors      50           None
  c/o First Investors            Trustee              Corporation, Chairman of
  Management Company,            since                First Investors
  Inc.                           1968                 Consolidated Corporation,
  95 Wall Street                                      Chairman of First Investors
  New York, NY  10005                                 Management Company, Inc.,
                                                      Chairman of Administrative
                                                      Data Management Corp., and
                                                      officer of other affiliated
                                                      companies.***
  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------
  Kathryn S. Head  46            Director/           Vice President of First           50           None
  c/o First Investors            Trustee             Investors Corporation,
  Management Company,            since               President of First
  Inc.                           3/17/94             Investors Consolidated
  581 Main Street                                    Corporation, President of
  Woodbridge, NJ  07095-                             First Investors Management
  1198                                               Company, Inc., President of
                                                     Administrative Data
                                                     Management Corp., Chairman
                                                     of First Investors Federal
                                                     Savings Bank and officer of other
                                                     affiliated companies.***
  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------
  Larry R. Lavoie   54           Director/            General Counsel First            50           None
  c/o First Investors            Trustee              Investors Corporation and
  Management Company,            since                other affiliated
  Inc.                           9/17/98              companies.***
  95 Wall Street
  New York, NY  10005
  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------
  John T. Sullivan  70           Director/            Of Counsel Hawkins,              50           None
  c/o First Investors            Trustee              Delafield & Wood; Director
  Management Company,            since                and Chairman of Executive
  Inc.                           9/20/79              Committee of First
  95 Wall Street                                      Investors Corporation.
  New York, NY  10005
  -----------------------------------------------------------------------------------------------------------------

  **Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriters of the funds, (b) they are officers, directors and employees of the advisers and principal underwriters of the Funds, and (c) they are officers of the Funds. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee\director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

  ***Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.



  -----------------------------------------------------------------------------------------------------------------
                                 Position(s)
                                 Held With                                          Number of
                                 Funds Covered        Principal                     Portfolios      Other
  Name, Age and Address          by This Sai          Occupation(s)                 in Fund         Trusteeships
                                 and Length           During Past 5                 Complex         Directorships
                                 of Service           Years                         Overseen        Held
  -----------------------------------------------------------------------------------------------------------------
                                              OFFICER(S) WHO ARE NOT DIRECTORS/TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Patricia D. Poitra  46           Vice President       Director of Equities             15           None
c/o First Investors              since 1987
Management Company,
Inc.
95 Wall Street
New York, NY  10005

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Dennis T. Fitzpatrick   43       Vice President       Portfolio Manger of First         3           None
c/o First Investors              since 1998           Investors Management
Management Company,                                   Company, Inc.
Inc.
95 Wall Street
New York, NY  10005

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Clark D. Wagner   42             Vice President       Director of Fixed                19           None
c/o First Investors              since 1991           Income (previously Chief
Management Company,                                   Investment Officer).
Inc.
95 Wall Street
New York, NY  10005

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Michael J. O'Keefe  36           Vice President       Portfolio Manager of First        3           None
c/o First Investors              since 1996           Investors Management
Management Company,                                   Company, Inc.
Inc.
95 Wall Street
New York, NY  10005

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
George V. Ganter                 Vice President       Portfolio Manger of First         2           None
49                               since 2000           Investors Management
c/o First Investors                                   Company, Inc.
Management Company,
Inc.
95 Wall Street
New York, NY 10005
-------------------------------------------------------------------------------------------------------------------


                                    85

-------------------------------------------------------------------------------------------------------------------
Joseph I. Benedek   44           Treasurer            Treasurer and  Principal         50           None
c/o First Investors              since 1988           Accounting Officer
Management Company,
Inc.
581 Main Street
Woodbridge, NJ
07095-1198
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Concetta Durso      65           Vice President       Vice President of First          50           None
c/o First Investors              and Secretary        Investors Management
Management Company,              since 1984           Company, Inc. and Vice
Inc.                                                  President and Secretary of
95 Wall Street                                        the First Investors Family
New York, NY  10005                                   of Funds
-------------------------------------------------------------------------------------------------------------------




                      DIRECTOR OWNERSHIP OF FIRST INVESTORS FUNDS

                               AS OF DECEMBER 31, 2001

                               DISINTERESTED DIRECTORS


-------------------------------------------------------------------------------------------------------------------
                                                     Dollar Range             Aggregate Dollar Range of
                                                     of Ownership        Equity Securities - all Registered
                                                     of TAX EXEMPT          Investment Companies overseen
                                       Fiscal        FUNDS covered                  by Director in
 Director         Fund                  Year         by this SAI            First Investors Family of Funds
 --------         ----                 ------        -------------        ----------------------------------
-------------------------------------------------------------------------------------------------------------------


ROBERT GROHOL   None                                 None                            $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
REX REED        First Investors Insured
                Tax Exempt Fund, Inc.
                                         12/31       Over $100,000                   Over $100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
HERBERT         First Investors Tax-
RUBENSTEIN      Exempt Money Market Fund
                                         12/31       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                First Investors Multi-
                State - Colorado Tax Free
                Fund
                                         12/31       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                First Investors Insured
                Tax Exempt Fund, Inc.
                                         12/31       $10,001-$50,000                 Over $100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
JAMES           First Investors Insured
SRYGLEY         Tax Exempt Fund II
                                         12/31       $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                First Investors Multi-
                State - New Jersey Tax
                Free Fund
                                         12/31       Over $100,000                   Over $100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
ROBERT          First Investors Insured
WENTWORTH       Intermediate Tax Exempt
                Fund
                                         12/31       $10,001-$50,000                 $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------

                                    86


                               INTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------------------------
GLENN O.        First Investors Insured
HEAD            Tax Exempt Fund II
                                         12/31       $10,001-$50,000                 Over $100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
KATHRYN S.      First Investors Insured
HEAD            Intermediate Tax Exempt
                                         12/31       $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                First Investors Insured
                Tax Exempt Fund II
                                         12/31       $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                First Investors Multi-
                State - New Jersey Tax
                Free Fund                12/31       $10,001-$50,000                 Over $100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
LARRY R.
LAVOIE          None                                 None                            $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
JOHN T.         First Investors Tax-Exempt
SULLIVAN        Money Market Fund
                                          12/31      $1 - $10,000                    $1 - $10,000
-------------------------------------------------------------------------------------------------------------------

---------------------
      As of January 28, 2002, the Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

      The following table lists compensation paid to the Directors or Trustees of each Fund for the year ended December 31, 2001.


                                                                                                                       TOTAL
                                                                                                                    COMPENSATION
                                                                   AGGREGATE       AGGREGATE        AGGREGATE        FROM FIRST
                  AGGREGATE                        AGGREGATE     COMPENSATION     COMPENSATION     COMPENSATION       INVESTORS
                COMPENSATION     AGGREGATE       COMPENSATION     FROM MULTI-       FROM NEW           FROM           FAMILY OF
                 FROM TAX-      COMPENSATION     FROM INSURED    STATE INSURED    YORK INSURED       EXECUTIVE      FUNDS PAID TO
                EXEMPT MONEY    FROM SERIES       TAX-EXEMPT       TAX FREE         TAX FREE         INVESTORS        DIRECTORS/
TRUSTEE         MARKET FUND*      FUND*(1)           FUND*           FUND*            FUND*            TRUST*         TRUSTEES+
-------         ------------    ------------     ------------    -------------    ------------     -------------   --------------

Glenn O. Head       $0              $0                 $0               $0             $0                $0                $0
Kathryn S. Head      0               0                  0                0              0                 0                 0
Larry R. Lavoie      0               0                  0                0              0                 0                 0
Rex R. Reed         60              60              3,600            2,400          1,800               195            43,905
Herbert
Rubinstein          60              60              3,600            2,400          1,800               195            43,905
James M. Srygley    60              60              3,600            2,400          1,800               195            43,905
John T. Sullivan     0               0                  0                0              0                 0                 0
Robert F.
Wentworth           60              60              3,600            2,400          1,800               195            43,905
Robert Grohol       60              60              3,600            2,400          1,800               195            43,905



* Compensation to officers and interested Directors/Trustees of the Funds is paid by the Adviser.

+ The First Investors Family of Funds consists of 15 separate registered investment companies.

(1) This column only reflects compensation paid with respect to Insured Intermediate Tax Exempt Fund.


      There are no pension or retirement benefits proposed to be paid under any existing plan to any Director/Trustee by any Fund, its subsidiaries or any investment company in First Investors Family of Funds.

                                   MANAGEMENT



      Investment advisory services to each Fund are provided by FIMCO ("The Adviser"), pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994, except that prior to December 18, 2000, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to Insured Tax Exempt Fund II, pursuant to the same agreement. FIMCO and EIMCO are wholly owned subsidiaries of First Investors Consolidated Corporation, and their address is 95 Wall Street, New York, NY 10005. Each Advisory Agreement was approved by the Board of Directors/Trustees of the applicable Fund, including a majority of the Directors/Trustees who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors/Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund. The Board of Directors/Trustees is responsible for supervising the management of the Funds.

      Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors/Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Fund's Directors/Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Fund's Directors/Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Fund's Independent Directors/Trustees voting in person at a meeting called for the purpose of voting on such approval.


      Under Series Fund's Advisory Agreement, Insured Intermediate Tax Exempt Fund pays the Adviser an annual fee, paid monthly, of 0.60% of its average daily net assets. Under Tax Exempt Money Market Fund's Advisory Agreement, the Fund pays the Adviser an annual fee, payable monthly, of 0.50% of its average daily net assets. Under Executive Investor Trust's Advisory Agreement, Insured Tax Exempt Fund II pays the Adviser an annual fee, payable monthly, according to the following schedule:


      Average Daily Net Assets                              Annual Rate
      ------------------------                              -----------
      Up to $200 million................................        1.00%
      In excess of $250 million up to $500 million......        0.75
      In excess of $500 million up to $750 million......        0.72
      In excess of $750 million up to $1.0 billion......        0.69
      Over $1.0 billion.................................        0.66

      Under each Advisory Agreement, each Fund other than Insured Intermediate Tax Exempt Fund, Insured Tax Exempt Fund II and Tax Exempt Money Market Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                         Annual
Average Daily Net Assets                                                  Rate
------------------------                                                 ------

Up to $250 million.....................................................   0.75%
In excess of $250 million up to $500 million...........................   0.72
In excess of $500 million up to $750 million...........................   0.69
Over $750 million......................................................   0.66


      The Adviser has an Investment Committee composed of Richard T. Bourke, Michael Deneka, Dennis T. Fitzpatrick, Glenn O. Head, Kathryn S. Head, Greg Miller, Patricia D. Poitra, John Sullivan, Clark D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.


      The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001.


                                                     FISCAL YEAR ENDED
                                                     DECEMBER 31, 1999
                                         -------------------------------------
                                          ADVISORY                   EXPENSES
                                         FEES PAID        WAIVED   REIMBURSED
                                         ---------        ------   ----------
INSURED INTERMEDIATE TAX EXEMPT FUND       $56,704       $18,905      $14,349
INSURED TAX EXEMPT FUND                  7,360,756             0            0
INSURED TAX EXEMPT FUND II                 167,999       117,559       22,985
TAX EXEMPT MONEY MARKET FUND                86,968             0       68,155
ARIZONA FUND                                94,425        56,667       22,440
CALIFORNIA FUND                            110,640        36,889       14,819
COLORADO FUND                               32,088        20,660       12,828
CONNECTICUT FUND                           159,496        53,131       17,567
FLORIDA FUND                               189,590        63,205       14,680
GEORGIA FUND                                34,677        21,971        9,522
MARYLAND FUND                              113,109        67,845       29,048
MASSACHUSETTS FUND                         172,445        58,278       19,786
MICHIGAN FUND                              289,456        96,478            0
MINNESOTA FUND                              63,338        38,002       23,699
MISSOURI FUND                               19,608        12,557       13,470
NEW JERSEY FUND                            451,206        90,280            0
NEW YORK INSURED FUND                    1,370,405       219,370            0
NORTH CAROLINA FUND                         69,028        44,369       22,726
OHIO FUND                                  149,700        50,029       20,008
OREGON FUND                                106,552        63,972       33,336
PENNSYLVANIA FUND                          310,850       103,916            0
VIRGINA FUND                               176,864        58,960       23,584

                                                     FISCAL YEAR ENDED
                                                     DECEMBER 31, 2000
                                         -------------------------------------
                                          ADVISORY                   EXPENSES
                                         FEES PAID        WAIVED   REIMBURSED
                                         ---------        ------   ----------

INSURED INTERMEDIATE TAX EXEMPT FUND       $56,656       $18,895       $7,991
INSURED TAX EXEMPT FUND                  6,624,696       262,879            0
INSURED TAX EXEMPT FUND II                 153,763        90,653       25,485
TAX EXEMPT MONEY MARKET FUND                87,383             0       47,750
ARIZONA FUND                                99,822        55,215       11,496
CALIFORNIA FUND                            109,106        51,354        2,015
COLORADO FUND                               35,488        21,293       15,150
CONNECTICUT FUND                           167,805        55,945       17,434
FLORIDA FUND                               187,865        62,622       14,309
GEORGIA FUND                                46,917        28,150        7,948
MARYLAND FUND                              124,734        69,057       16,796
MASSACHUSETTS FUND                         170,273        56,758       21,450
MICHIGAN FUND                              275,081        91,694            0
MINNESOTA FUND                              63,054        37,833       15,348
MISSOURI FUND                               22,982        13,789       12,807
NEW JERSEY FUND                            413,626        82,725            0
NEW YORK INSURED FUND                    1,240,369       231,501            0
NORTH CAROLINA FUND                         79,596        47,757       17,076
OHIO FUND                                  142,868        47,623       16,809
OREGON FUND                                108,923        60,347       28,034
PENNSYLVANIA FUND                          281,024        93,675            0
VIRGINA FUND                               165,988        55,332       20,374



                                                     FISCAL YEAR ENDED
                                                     DECEMBER 31, 2001
                                         -------------------------------------
                                          ADVISORY                   EXPENSES
                                         FEES PAID        WAIVED   REIMBURSED
                                         ---------        ------   ----------

INSURED INTERMEDIATE TAX EXEMPT FUND       $72,263       $24,088       $9,986
INSURED TAX EXEMPT FUND                  6,660,679       449,969            0
INSURED TAX EXEMPT FUND II                 223,318       100,384       12,392
TAX EXEMPT MONEY MARKET FUND               101,841             0       13,946
ARIZONA FUND                               131,751        79,051       14,833
CALIFORNIA FUND                            128,536        77,122        4,263
COLORADO FUND                               48,715        32,477        8,198
CONNECTICUT FUND                           189,001        75,600       18,230
FLORIDA FUND                               217,495        86,998       16,596
GEORGIA FUND                                56,177        37,451        8,215
MARYLAND FUND                              151,615        90,881       12,029
MASSACHUSETTS FUND                         196,374        78,550       17,467
MICHIGAN FUND                              293,225       117,290            0

MINNESOTA FUND                              73,814        49,209       12,190
MISSOURI FUND                               34,636        23,091        6,173
NEW JERSEY FUND                            461,445       123,052            0
NEW YORK INSURED FUND                    1,334,710       266,942            0
NORTH CAROLINA FUND                        102,189        61,162       11,639
OHIO FUND                                  156,838        62,735       15,317
OREGON FUND                                137,150        83,012       13,867
PENNSYLVANIA FUND                          305,569       122,227            0
VIRGINA FUND                               226,225        90,490       16,987



      Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


      FICC owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


                 BOARD CONSIDERATION OF THE ADVISORY AGREEMENTS

      The Board last approved the Advisory Agreements for the Funds at its formal meeting in May 2001. The independent directors were represented by independent counsel and were provided with a detailed written analysis of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The independent directors also requested and received detailed information concerning the contracts.

      The Board considered a variety of factors in approving the Advisory Agreement for each Fund. Without attempting to delineate all of the factors considered by the Board, the following are the material factors that were considered:

      First, the Board considered the nature and quality of services provided by each Fund's investment adviser, FIMCO. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to each Fund, each Fund's performance for each of the prior five years both on an absolute basis and relative to its Lipper peer group, and each Fund's performance relative to an appropriate index.

      Second, the Board considered the fees and expenses of the Funds. Among other things, the Board reviewed the advisory fee schedule of each Fund, the advisory fees paid and waived (if any) for each Fund, other expenses assumed (if any) for each of the Funds, the portfolio turnover of each of the Funds, the net expense ratio of each Fund for the past five years, and the average and median net expense ratios of funds within each Fund's Lipper peer group for the past five years (to the extent available). The Board also discussed with FIMCO its plans to continue waiving or assuming expenses for some of the Funds.

      Third,  the  Board  considered  FIMCO's  profitability  from the  Advisory
Agreements, both in the aggregate and on a fund-by-fund basis. The Board reviewed a report showing in the aggregate and on a fund-by-fund basis the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit (or loss) without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability.

      Fourth, the Board also considered a report from FIMCO analyzing the breakpoint schedules of funds in the First Investors Fund Family in comparison with funds in fund groups of similar size and the extent to which FIMCO might be realizing economies of scale in managing the funds. The report also addressed recent studies on mutual fund fees by the Investment Company Institute, General Accounting Office, and Securities and Exchange Commission.

      Fifth, the Board considered the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Funds. Among other things, the Board considered the direct and indirect income received by FIMCO's affiliated broker-dealer, transfer agent, and bank as a result of FIMCO's management of the Funds. The Board also considered detailed information concerning use of Rule 12b-1 fees paid by the Funds.

      Finally, the Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover of each of the Funds, the extent to which brokerage of the funds in the First Investors fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Funds.

      Based upon the foregoing and other factors, the Board, including the independent directors, unanimously approved the continuation of each of the Advisory Agreements based upon the conclusion that they were fair and reasonable.


                            UNDERWRITERS AND DEALERS


      Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Fund's Board of Directors/Trustees, including a majority of the Independent Directors/Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors/Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of the applicable Fund's Disinterested Directors/Trustees, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

      Prior to December 18, 2000, EXECUTIVE INVESTORS CORPORATION ("EIC") served as the principal underwriter for EXECUTIVE INVESTORS TRUST. EIC is an affiliate of FIC. The following table lists the underwriting fees paid to FIC during the fiscal years ended December 31, 1999, 2000 and 2001.


                                     FISCAL YEAR ENDED           FISCAL YEAR ENDED                FISCAL YEAR ENDED
                                     DECEMBER 31, 1999           DECEMBER 31, 2000                DECEMBER 31, 2001
                            ---------------------------------------------------------------------------------------
                                             ADDITIONAL                  ADDITIONAL                      ADDITIONAL
                                                AMOUNTS                     AMOUNTS                         AMOUNTS
                             AMOUNTS       REALLOWED TO     AMOUNTS    REALLOWED TO        AMOUNTS     REALLOWED TO
                            RECEIVED       UNAFFILIATED    RECEIVED    UNAFFILIATED       RECEIVED     UNAFFILIATED
                              BY FIC            DEALERS      BY FIC         DEALERS         BY FIC          DEALERS
                            ---------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX
EXEMPT FUND                 $115,366               $359     $23,169          $9,460        $63,605         $362,940
INSURED TAX EXEMPT FUND      398,742             30,521     315,995          38,207        386,898           50,458
INSURED TAX EXEMPT FUND II    12,460             31,856      31,123               0        202,496                0
ARIZONA FUND                  78,221             20,969      33,700          14,837         55,507           40,459
CALIFORNIA FUND               25,273             27,579      37,816         104,753         91,262           31,633
COLORADO FUND                 52,720             11,470      26,994          22,419         49,019           69,765
CONNECTICUT FUND             127,097                552      51,468           6,547        114,636           23,420
FLORIDA FUND                 145,577             14,741      58,907          11,225        155,200           30,549
GEORGIA FUND                  31,009                  0      12,742             718         33,264            6,224
MARYLAND FUND                 45,749             68,079      41,916          65,724         61,695          163,752
MASSACHUSETTS FUND            58,748              2,583      25,751           4,944         91,522           15,483
MICHIGAN FUND                 77,405             44,548      27,529          41,394         80,582           95,144
MINNESOTA FUND                44,710                  0      12,668           1,353         61,461            6,813
MISSOURI FUND                 20,834             31,701       6,276          25,435         15,476           49,176
NEW JERSEY FUND              225,543              8,331     226,063          18,629        361,182           40,152
NEW YORK INSURED FUND        201,340             12,886     233,071          24,463        555,717           27,339
NORTH CAROLINA FUND           52,278             18,243      33,021          12,834         48,838           14,964
OHIO FUND                     73,213             40,366      59,127          15,691         46,918           14,471
OREGON FUND                  106,119              7,037      61,907           9,910        119,924            8,808
PENNSYLVANIA FUND             85,597             34,465      50,521          23,040        163,373           48,298
VIRGINA FUND                 132,170              7,624      80,983          10,899        182,697           28,353



                               DISTRIBUTION PLANS


      As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a reimbursement plan, except for the Insured Intermediate Tax Exempt Fund Class A Plan, which is a compensation plan, and the Tax-Exempt Money Market Fund Class A Plan, which is a defensive plan. Each Class B Plan is a compensation plan.


      Each Plan was approved by the applicable Fund's Board of Directors or Trustees, including a majority of the Independent Directors/Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually by either the applicable Fund's Board of Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors/Trustees of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors/Trustees will be committed to the discretion of such Independent Directors/Trustees then in office.

      Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Fund's Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Fund's Independent Directors or Trustees.

      In adopting each Plan, each Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.


      In reporting amounts expended under the Plans to the Directors/Trustees, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.


      TAX-EXEMPT MONEY MARKET FUND has adopted a so-called "defensive" plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act ("Money Market Class A Plan"). No fees are paid by the Fund under this Plan. The Underwriter of the Fund may, at its discretion, pay a fee to certain Dealers for distribution services and administrative support services. These fees (if any) are covered by the Plan only if they are deemed to be paid indirectly by the Fund. The services covered by the defensive Money Market Class A Plan may include, but shall not be limited to, providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and possibly computer, as is necessary or beneficial to establish and maintain Class A shareholder accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations and addresses and providing such other services as the Fund may reasonably request. The schedules of fees (if any) and the basis upon which such fees will be paid is determined from time to time by the Underwriter.

      The Underwriter has the right to select, in its sole discretion, Dealers to participate in the Money Market Class A Plan and has the right to terminate with or without cause and in its sole discretion any agreement with a Dealer. Any agreement may be terminated, without penalty, at any time, by a vote of a majority of the Independent Directors upon not more than 60 days' written notice to any Dealer, or by vote of a majority of the outstanding Class A voting securities of Tax-Exempt Money Market Fund, or upon notice by the Underwriter.


      For the fiscal year ended December 31, 2001, the Fund's paid the following in fees pursuant to the Plans:

                                                                           TOTAL
                                                      COMPENSATION  DISTRIBUTION
        CLASS A             COMPENSATION COMPENSATION     TO SALES          PLAN
                          TO UNDERWRITER   TO DEALERS    PERSONNEL     FEES PAID
                          -------------- ------------ ------------  ------------

INSURED INTERMEDIATE TAX
EXEMPT FUND                      $16,370         $166       $9,108       $25,644
INSURED TAX EXEMPT FUND        1,888,817        1,478      657,560     2,547,855
INSURED TAX EXEMPT FUND II*       19,987       27,394        6,164        53,545
ARIZONA FUND                      28,718        2,893        9,532        41,143
CALIFORNIA FUND                   28,591        1,469       10,820        40,880
COLORADO FUND                      9,633           83        5,576        15,292
CONNECTICUT FUND                  32,184          435       21,171        53,790
FLORIDA FUND                      42,448        3,891       23,396        69,735
GEORGIA FUND                      10,386          537        6,377        17,300
MARYLAND FUND                     34,287        1,050        5,718        41,055
MASSACHUSETTS FUND                37,997          343       21,799        60,139
MICHIGAN FUND                     62,357       12,036       20,785        95,178
MINNESOTA FUND                    15,285        1,632        7,226        24,143
MISSOURI FUND                      8,369          218        1,600        10,187
NEW JERSEY FUND                   88,965        2,034       53,106       144,105
NEW YORK INSURED FUND            321,467          578      146,692       468,737
NORTH CAROLINA FUND               19,310        1,255        9,205        29,770
OHIO FUND                         28,392        5,159       16,083        49,634
OREGON FUND                       23,743          193       17,747        41,683
PENNSYLVANIA FUND                 73,993        8,105       15,561        97,659
VIRGINA FUND                      45,187        2,524       25,112        72,823


                                                                           TOTAL
                                                      COMPENSATION  DISTRIBUTION
        CLASS B             COMPENSATION COMPENSATION     TO SALES          PLAN
                          TO UNDERWRITER   TO DEALERS    PERSONNEL     FEES PAID
                          -------------- ------------ ------------  ------------
INSURED INTERMEDIATE TAX
EXEMPT FUND                       $3,055      $15,250         $424       $18,729
INSURED TAX EXEMPT FUND           35,753        9,990        5,561        51,304
INSURED TAX EXEMPT FUND II*        6,050        4,864            0        10,914
TAX EXEMPT MONEY MARKET FUND           0            0          218           218
ARIZONA FUND                         704       10,854          525        12,082
CALIFORNIA FUND                    5,193        3,263          393         8,850
COLORADO FUND                      3,434            0          352         3,786
CONNECTICUT FUND                  22,685       11,093        4,657        38,435
FLORIDA FUND                       9,892          902        1,979        12,773
GEORGIA FUND                       1,822        3,238          642         5,703
MARYLAND FUND                        810       36,682        1,813        39,305
MASSACHUSETTS FUND                21,630           89        1,085        22,804
MICHIGAN FUND                      2,184        9,017        1,524        12,726
MINNESOTA FUND                     1,795            0           52         1,847

MISSOURI FUND                          0        5,176          256         5,432
NEW JERSEY FUND                   33,246        6,560        2,876        42,682
NEW YORK INSURED FUND             48,930        7,741        2,496        59,168
NORTH CAROLINA FUND                1,077       11,698        4,324        17,099
OHIO FUND                          3,929        7,205          792        11,927
OREGON FUND                        8,651        4,911        1,181        14,743
PENNSYLVANIA FUND                 12,840        5,691          789        19,320
VIRGINA FUND                       7,765        2,038        2,165        11,969


      Prior to December 18, 2000, Insured Tax Exempt Fund II had only one class of undesignated shares and had adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to that single class of shares to compensate EIC for certain expenses incurred in the distribution of the shares and the servicing or maintenance of Fund shareholder accounts. As of December 18, 2000 the Insured Tax Exempt Fund II adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares and Class B shares, to compensate FIC (First Investors Corporation) for certain expenses incurred in the distribution of the shares and the servicing or maintenance of Fund shareholder accounts.

      DEALER CONCESSIONS. With respect to Class A shares of each Fund, except for Tax Exempt Money Market, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                   SALES CHARGES   AS % OF
                                   -----------------------       CONCESSION TO
                                      OFFERING    NET AMOUNT    DEALERS AS % OF
     AMOUNT OF INVESTMENT               PRICE      INVESTED     OFFERING PRICE
     --------------------               -----      --------     --------------
     Less than $25,000..............    6.25%        6.67%          5.13%
     $25,000 but under $50,000......    5.75         6.10           4.72
     $50,000 but under $100,000.....    5.50         5.82           4.51
     $100,000 but under $250,000....    4.50         4.71           3.69
     $250,000 but under $500,000....    3.50         3.63           2.87
     $500,000 but under $1,000,000..    2.50         2.56           2.05

      Notwithstanding the foregoing, with respect to Class A shares of Insured Tax Exempt Fund II, the Fund will reallow a portion of the sales load to the dealers selling the shares to investors who were shareholders prior to December 18, 2000, as shown in the following table:

                                     SALES CHARGES AS % OF
                                     ---------------------   CONCESSION TO
                                     OFFERING   NET AMOUNT   DEALERS AS % OF
      AMOUNT OF INVESTMENT             PRICE     INVESTED    OFFERING PRICE
      --------------------             -----     --------    --------------
      Less than $100,000               4.75        4.99           4.27
      $100,000 but under $250,000      3.90        4.06           3.51
      $250,000 but under $500,000      2.90        2.99           2.61
      $500,000 but under $1,000,000    2.40        2.46           2.16

                        DETERMINATION OF NET ASSET VALUE


ALL FUNDS EXCEPT TAX-EXEMPT MONEY MARKET FUND

      The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors/Trustees of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


      "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.

      The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is each Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, each Fund will consider security type, rating, market condition and yield.

TAX-EXEMPT MONEY MARKET FUND

      The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      The Board of Directors of the Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

ALL FUNDS

      Each Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            a. In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

            b. In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV for the Fund and its shareholders.

                   ALLOCATION OF PORTFOLIO BROKERAGE


      The Adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however, the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to a Fund, the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-price underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions or dealer concessions may pay for research or other services. In other words, a Fund's brokerage or dealer concessions may be used to pay for a research service that is used in managing another fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and a Fund's Board to analyze a Fund's performance relative to other comparable funds.

      In   selecting   the   broker-dealers   to  execute  a  Fund's   portfolio
transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.


      The Adviser may combine transaction orders placed on behalf of the Funds and any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board. Each Fund's Board of Directors/Trustees has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio. The Funds did not pay brokerage commissions for the fiscal years ending December 31, 1999, 2000, and 2001.

              PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

ALL FUNDS

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

TAX-EXEMPT MONEY MARKET FUND


      SUPER CHECKING PROGRAM. Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Investors Federal Savings Bank ("FFS"), an affiliate of the Funds. Each day, the Fund automatically "sweeps" or transfers funds to your FFS account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 for Business Super Checking). FFS will accept deposits into the FFS account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. SHARES OF YOUR FUND ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF OR GUARANTEED BY FFS, AND ARE SUBJECT TO RISK OF LOSS OF PRINCIPAL. For more information on the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FFS at 1-800-304-7748.


      CHECK REDEMPTION PRIVILEGE. You may obtain checks for non-retirement Fund accounts ("Redemption Checks"). Dividends are earned on Fund shares until a Redemption Check clears. You are subject to the rules and regulations of the Custodian covering checking accounts. Neither the Funds nor the Custodian charges you for the use of such Redemption Checks. On presentation of a Redemption Check to the Custodian for payment, the Fund determines that a sufficient number of full and fractional shares are available in your account to cover the amount of the Redemption Check. Shares are considered available after a fifteen day clearing period. The Funds return all canceled checks to you once a month. Neither the Fund nor the Custodian can certify or directly cash Redemption Checks. Any "stop payment" requests must be directed to the Transfer Agent and not to the Custodian. However, there is no guarantee that a "stop payment" request will stop the payment of a Redemption Check. You cannot use the Check Redemption Privilege for the redemption of shares for which certificates have been issued, for redemptions from retirement accounts or for redemptions of shares which are subject to a contingent deferred sales charge ("CDSC"). A CDSC may be imposed on the redemption of Fund shares acquired through an exchange of Class A shares from another Eligible Fund which were originally purchased at net asset value. Because each Fund accrues dividends on a daily basis, you may not redeem your Fund account in its entirety by the use of the check redemption privilege. The Check Redemption Privilege is not available for Super Checking.

      It is your responsibility to be certain that sufficient shares are in your account and available to cover the amount of the Redemption Check since, if there are insufficient shares, the Redemption Check will be returned through banking channels marked "insufficient funds." It is also your responsibility to ensure that such Redemption Checks are not made available to unauthorized individuals and to promptly notify the Funds of any lost or stolen Redemption


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

Checks. Either the funds or the Custodian may at any time amend or terminate the Check Redemption Privilege. The Funds bear all expenses relating to this Check Redemption Privilege.


                                 TAXES


FEDERAL INCOME TAX

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund - each Fund being treated as a separate corporation for these purposes - must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


      Dividends paid by a Fund that will qualify as "exempt-interest dividends" will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.


      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are reportable by shareholders (or taxed to them in the case of taxable distributions) for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


      Tax-exempt interest attributable to certain PABs (including, to the extent a Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Federal Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the federal AMT without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

      Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.


      Each Fund, except Tax-Exempt Money Market Fund, may acquire zero coupon municipal securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must account for the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its net tax-exempt income, including any accrued OID on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


      Each Fund may invest in municipal bonds that are purchased with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      If a Fund invests in any instruments that generate taxable income under circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

STATE INCOME TAXES


      ARIZONA. In the opinion of Greenberg Traurig, LLP, Arizona tax counsel to Multi-State Insured Tax Free Fund, shareholders which are individuals, corporations, trusts and estates subject to Arizona income tax will not be subject to the Arizona income tax on distributions from the Arizona fund to the extent these distributions qualify as (i) exempt-interest dividends, as defined in Section 852(b)(5) of the Code, that are derived from obligations issued by the State of Arizona or any political subdivision thereof, or interest and obligations issued by the United States government and its agencies, Puerto Rico, the Virgin Islands or Guam. Other distributions from the Arizona Fund, including, without limitation, those related to short-term and long-term capital gains derived from obligations issued by any other states or any political subdivision thereof, generally will be taxable under Arizona law when received by Arizona taxpayers.

      Interest on indebtedness incurred (directly or indirectly) by an investor to purchase or carry an investment in the Arizona Fund should not be deductible for Arizona income tax purposes to the extent that the Arizona Fund holds tax-exempt obligations of the state of Arizona or any political subdivision thereof or obligations of the United States, Puerto Rico, the Virgin Islands or Guam.

      CALIFORNIA. In the opinion of Parker, Milliken, Clark, O'Hara & Samuelian, a professional corporation, California tax counsel to Multi-State Insured, distributions made to individuals, estates or trusts by the California Fund are not includible in gross income for California personal income tax purposes to the extent that such distributions are treated as exempt-interest dividends under the Code, and are attributable to California tax-exempt interest, less allocable nondeductible expenses. Such treatment will result provided that the California Fund qualifies as a regulated investment company under the Code, properly designates such exempt-interest dividends under California law and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in qualified tax-exempt obligations. The designation requirement is met by the California Fund by notifying shareholders within 60 days after the close of a taxable year to the extent that dividends are exempt-interest dividends. It is important that California shareholders retain this designation each year in order to establish that exempt-interest dividends are tax-exempt under California law. Qualified tax-exempt obligations under California law generally include obligations issued by California or a local government within California as well as direct U.S. Government obligations. Direct U.S. Government obligations do not include securities guaranteed by U.S. Government agencies such as the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or similar agencies. A portion of any discount attributable to a stripped tax-exempt bond or a stripped coupon may be treated as taxable when distributed to shareholders. Distributions of the California Fund that are derived from sources other than those described above, including interest on certain non-California obligations such as repurchase agreements and municipal instruments of other states, will not be treated as tax-exempt for California personal income tax purposes and are also includible in income subject to the California alternative minimum tax.

      Distributions treated as capital gains dividends under the Code will currently be taxed as ordinary income for California personal income tax purposes. Consequently, it should also be noted that the credit under the Code for capital gains taxes paid on undistributed capital gains will not be ordinarily recognized for California personal income tax purposes.

      Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the California Fund, including exempt-interest dividends. California law does not follow Federal law with respect to the corporate dividends received deduction from regulated investment companies.

      California law generally follows Federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the California Fund.

      It is the intent of Multi-State Insured, as represented to and relied upon by California tax counsel in rendering their opinion, that except when acceptable investments are unavailable for the California Fund, the California
Fund will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular Federal income tax and California personal income tax.

      COLORADO. In the opinion of Kutak Rock LLP, Colorado tax counsel to Multi-State Insured, shareholders of the Colorado Fund that are corporations, individuals, estates or trusts subject to the Colorado personal income tax will not be required to include in their gross income for Colorado income tax purposes, distributions made by the Colorado Fund that are derived from interest on obligations issued by the State of Colorado, or any political subdivision thereof on or after May 1, 1980, which obligations are exempt from federal taxation under Section 103(a) of the Code. Similarly, corporations, individuals, estates and trusts may exclude from the calculation of Colorado income tax dividend distributions from the Colorado Fund to the extent attributable to interest on obligations of the United States or its possessions. Colorado statutes provide that corporations, individuals, estates and trusts will not be entitled to exclude from income any dividend distributions from the Colorado Fund which are attributable to interest exempt from federal income tax under
Section 103(a) of the Code and attributable to obligations issued by any other state or a political subdivision thereof. As a general matter, neither capital gains recognized as a result of the sale of shares in the Colorado Fund nor capital gain dividends received from the Colorado Fund can be excluded for purposes of calculating the Colorado income tax by individuals, estates, trusts or corporations. In addition, interest or indebtedness incurred or continued by individuals, estates, trusts, or corporations to purchase or carry shares of the Colorado Fund will not be deductible for Colorado income tax purposes to the extent that the Colorado Fund distributions consist of exempt-interest dividends during the applicable taxable year of such shareholder. Colorado has no municipal income taxes.


      CONNECTICUT. In the opinion of Kelley Drye & Warren LLP, Connecticut tax counsel to Multi-State Insured Tax Free Fund, shareholders who are Connecticut resident individuals will not be subject to the Connecticut personal income tax on distributions from the Connecticut Fund to the extent that such distributions qualify as (i) exempt-interest dividends, as defined in section 852(b)(5) of the Code, derived from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or (ii) exempt dividends, as defined under Connecticut income tax law as dividends from a regulated investment company meeting certain requirements. All other distributions from the Connecticut Fund to shareholders who are Connecticut resident individuals and gains resulting from the redemption or sale of shares in the Connecticut Fund by such shareholders will generally be includable in the Connecticut income of such shareholders.


      Corporate   shareholders  of  the  Connecticut  Fund  subject  to  tax  in
Connecticut will be required to include in net income, for purposes of calculating the Connecticut corporation business tax, distributions made by the Connecticut Fund and gains resulting from the redemption or sale of shares of the Connecticut Fund. In determining net income, corporate shareholders who own less than 20% of the Connecticut Fund will be entitled to deduct 70% of the amount of includable distributions that qualify as dividends under Section 316 of the Code. Corporate shareholders who own 20% or more of the Connecticut Fund will be entitled to deduct 100% of such distributions that qualify as dividends under Section 316 of the Code.


      The foregoing discussion assumes that the Connecticut Fund qualifies and elects to be treated as a regulated investment company for federal income tax purposes.


      FLORIDA. In the opinion of Piper Marbury, Rudnick & Wolfe, LLP, Florida tax counsel to Multi-State Insured Tax Free Fund, under existing law, shareholders of the Florida Fund will not be subject to the Florida intangible personal property tax on their ownership of Florida Fund shares or on distributions of income or gains made by the Florida Fund to the extent that such distributions are attributable solely to investment in: (i) obligations issued by the United States government and its agencies, instrumentalities or territories (including Puerto Rico, Guam and the U.S. Virgin Islands) (collectively, "Exempt Instruments"); or (ii) to money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts ("Florida Instruments"). If the Florida Fund is not invested solely in Exempt Instruments and Florida Instruments, then the Florida intangible personal property tax ("Intangible Tax") will apply as follows:

      (a) The portion of the net asset value of the Florida Fund's portfolio that is attributable to Exempt Instruments will be exempt from the Intangible Tax.

      (b) If the remaining portion of the net asset value of the Florida Fund's portfolio, after removing the portion representing Exempt Instruments, represents assets which are themselves exempt from the Intangible Tax, then this portion will also be exempt from the Intangible Tax.

      (c) If the remaining portion of the net asset value of the Florida Fund's portfolio, after removing the portion representing Exempt Instruments, represents any asset which is subject to the Intangible Tax under Florida law, then the remaining portion of the net asset value of the Florida Fund portfolio will be subject to the Intangible Tax.

      Shareholders of the Florida Fund will be exempt from the Intangible Tax on their shares to the extent that the net asset value of the Florida Fund's portfolio is exempt. (The Florida Fund has no present intention of investing in assets which will be subject to the Intangible Tax.)

      Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the Florida Fund or on gains resulting from the redemption or exchange of shares of the Florida Fund. Corporate shareholders will be subject to the Florida income tax on all distributions received from the Florida Fund, regardless of the tax-exempt status of interest received from the Florida Fund which is attributable to bonds under section 103(a) of the Code or any other federal law; however, if a corporation does not have its commercial domicile within the state of Florida, its non-business income generated from the Florida Fund is not allocated as Florida income subject to Florida corporate income tax. Non-business income includes capital gains and interest to the extent they do not arise from transactions and activities in the regular course of a taxpayer's business.

      For Florida state income tax purposes, the Florida Fund itself will not be subject to the Florida income tax so long as it has no income subject to federal taxation.

      Shareholders of the Florida Fund will be subject to Florida estate tax on their Florida Fund shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the Code (currently section 2011 and in some cases section 2102 of the Code) for death taxes actually paid to the several states.

      Neither interests held by shareholders of the Florida Fund nor Exempt Instruments nor money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts held by the Florida Fund will be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

      GEORGIA. In the opinion of Kutak Rock, LLP, Georgia tax counsel to Multi-State Insured Tax Free Fund, shareholders of the Georgia Fund that are individuals, estates, trusts, and corporations subject to Georgia income tax may exclude from income for Georgia income tax purposes, distributions from the Georgia Fund that are derived from interest on obligations issued by the State of Georgia or any political subdivision thereof, or exempt from federal taxation under section 103(a) of the Code. Individuals, estates, trusts and corporations may exclude from income for Georgia income tax purposes, dividend distributions from the Georgia Fund on obligations of the United States or of any authority, commission, instrumentality or possession thereof exempt from state income tax under federal law.

      Capital gains recognized as a result of the sale of shares in the Georgia Fund can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts or corporations.

      Georgia tax counsel urges each potential investor in the Georgia Fund to consult his or her own tax advisor regarding all Georgia Fund income tax related matters specifically pertaining to them.


      MARYLAND. In the opinion of Blank Rome Comisky & McCauley LLP, Maryland tax counsel to Multi-State Insured Tax Free Fund, holders of shares of the Maryland Fund who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income taxes will not be subject to tax in Maryland on Maryland Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code and are attributable to: (1) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities; (2) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States; or
(3) gain realized by the Maryland Fund from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States. To the extent that distributions of the Maryland Fund are attributable to sources other than those described above, such as: (1) interest on obligations issued by states other than Maryland; or (2) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of Maryland Fund shares will be subject to Maryland state and local taxation. If the Maryland Fund fails to qualify as a regulated investment company for federal income tax purposes, it would be subject to Maryland corporate income tax, and distributions would be taxable as ordinary income to the shareholders. Maryland presently includes in taxable net income certain tax preference items. Interest paid on certain private activity bonds constitutes such a tax preference item. Accordingly, subject to a threshold amount, 50% of any distributions on the Maryland Fund attributable to such specified private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.


      MASSACHUSETTS. In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to Multi-State Insured Tax Free Fund, holders of shares of the Massachusetts Fund who are subject to Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions (1) qualify as exempt interest dividends of a regulated investment company within the meaning of Code section 852(b)(5) that are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions that is exempt from Massachusetts taxation or (2) qualify as capital gain dividends as defined in Code section 852(b)(3)(C), that are attributable to gain on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions that is exempt from Massachusetts taxation. If a holder of shares of the Massachusetts Fund is a corporation subject to the Massachusetts corporate excise tax, distributions received from the Massachusetts Fund are includable in gross income and generally may not be deducted by such a corporate holder in computing its net income. The shares of the Massachusetts Fund will be includable in the gross estate of a deceased individual holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

      Distributions to holders of shares of the Massachusetts Fund who are subject to Massachusetts personal income tax that do not qualify as exempt-interest dividends, as defined in Code section 852(b)(5), or capital gain dividends, as defined in Code section 852(b)(3)(C), directly attributable to interest or capital gain exempt from Massachusetts taxation on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions will generally be subject to Massachusetts income tax. Among the items that will not be subject to Massachusetts income tax are the following: exempt-interest dividends attributable to interest on obligations issued by the Commonwealth of Puerto Rico, the government of Guam, the
government  of  the  Virgin  Islands  or  their  respective   authorities,   and
distributions attributable to interest on obligations of the United States exempt from state income taxation. The Massachusetts Fund must identify the


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items not subject to tax in a written notice to the shareholders. The holders of shares of the Massachusetts Fund may recognize taxable gain or loss upon an exchange or redemption of their shares.

      MICHIGAN. In the opinion of Dickinson Wright PLLC, Michigan tax counsel to Multi-State Insured Tax Free Fund, holders of the Michigan Fund will not be subject to the Michigan income tax or single business tax on Michigan Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a RIC under Code section 852(b)(5) which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other federally tax exempt obligations, the interest on which is exempt from Michigan tax, such as certain obligations of Puerto Rico). To the extent that distributions on the Michigan Fund are attributable to sources other than those described above, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Fund are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

      MINNESOTA. In the opinion of Faegre & Benson LLP, Minnesota tax counsel to Multi-State Insured Tax Free Fund, provided that the Minnesota FUND qualifies as a regulated investment company under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

      Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that are derived from interest income on obligations of the Minnesota Sources described above may become subject to tax in the case of individuals, estates, and trusts if the exemption of such income were judicially determined to discriminate against interstate commerce. See "Risk Factors for the Minnesota Fund" for further discussion of this legislation.

      Subject to certain limitations that are set forth in the Minnesota Rules, Minnesota Fund dividends, if any, that are derived from interest on certain
United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

      Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Minnesota Fund will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota AMT purposes, in the case of shareholders who are individuals, estates or trusts. Except during temporary defensive periods or when acceptable investments are unavailable to the


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Minnesota  Fund,  at least 80% of the value of the net  assets of the  Minnesota
Fund will be maintained in debt obligations the interest on which is exempt from the federal income tax and the Minnesota personal income tax, subject to the discussion in this SAI relating to legislation enacted in Minnesota in 1995. The Minnesota Fund seeks to invest so that the 95% test described above will be met.


      Minnesota presently imposes a AMT on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes Federal Tax Preference Items. Accordingly, the portion of exempt-interest dividends that constitutes a Tax Preference Item for purposes of the federal AMT, even though it is derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota AMT is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources generally is also subject to the Minnesota AMT imposed on individuals, estates, and trusts. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources, generally will be subject to the Minnesota AMT imposed on such shareholders.


      MISSOURI. In the opinion of Shook, Hardy & Bacon L.L.P., Missouri tax counsel to Multi-State Insured Tax Free Fund, if a dividend paid by the Missouri Fund qualifies as an exempt-interest dividend under the Code, the portion of such exempt-interest dividend that is attributable to interest received by the Missouri Fund on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), or (2) territories or possessions of the United States (to the extent federal law exempts interest on such obligations from state taxation), will not be subject to the Missouri income tax when received by a shareholder of the Missouri Fund, provided that the Missouri Fund properly designates such portion as an exempt dividend (a "Missouri Dividend") under Missouri law. To the extent any dividend (or portion thereof) paid by the Missouri Fund is attributable to net interest earned by the Missouri Fund on obligations of the United States, such dividend (or portion thereof) will not be subject to the Missouri income tax when received by a shareholder of the Missouri Fund, provided (1) the Missouri Fund properly designates such dividend (or portion thereof) as a "state income tax exempt-interest dividend" under Missouri law, and (2) the Missouri Fund and the shareholder meet certain record keeping requirements specified under Missouri law. Except as provided in the preceding paragraphs, the State of Missouri has no special exemption provisions for (1) dividends received by shareholders of a RIC or (2) capital gains realized by shareholders of a RIC upon the sale or exchange of shares of such RIC. Thus, in the case of shareholders who are subject to the Missouri income tax and who, under applicable law, are required to include capital gain, dividend and interest income in their Missouri taxable income, all dividends, except Missouri Dividends and dividends properly designated as "state income tax exempt-interest dividends" under Missouri law, paid by the Missouri Fund to such shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the Missouri Fund, will be subject to the Missouri income tax.

      Dividends paid by the Missouri Fund will not be subject to the city earnings and profits tax of St. Louis. With respect to the city earnings and profits tax of Kansas City (the "City Tax"), dividends received by (1) an individual shareholder of the Missouri Fund who is not engaged in a trade or business, or (2) any other shareholder of the Missouri Fund (a "Business Taxpayer") who holds shares of the Missouri Fund for investment purposes and not as part of its ordinary trade or business, will not be subject to the City Tax. With respect to dividends received by a Business Taxpayer who holds shares as part of its ordinary trade or business, each dividend (or portion thereof) paid by the Missouri Fund that is attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions, will not be subject to the City Tax; however, except as set forth in the following paragraph, other dividends received by such Business Taxpayer (and all gains realized by such Business Taxpayer on the redemption or sale of shares of the Missouri Fund) will be subject to the applicable City Tax, to the extent such Business Taxpayer is otherwise subject to such tax.



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      The enabling statutes for the City Tax do not indicate whether obligations of territories (as opposed to possessions) of the United States are exempt from the City Tax. Therefore, Shook, Hardy & Bacon L.L.P. specifically refrains from expressing an opinion as to whether dividends attributable to interest earned on obligations of territories of the United States are exempt from the City Tax.

      NEW JERSEY. In the opinion of Hawkins, Delafield & Wood, New Jersey tax counsel to Multi-State Insured Tax Free Fund, provided the New Jersey Fund qualifies as a qualified investment fund under New Jersey law, shareholders of the New Jersey Fund who are New Jersey residents individuals, estates and trusts will not be subject to the New Jersey Gross Income Tax on (1) distributions of the interest and capital gains made by the New Jersey Fund to the extent that such distributions are with respect to New Jersey state and local bonds and (2) on gains resulting from the redemption or sale of shares of the New Jersey Fund. A corporate shareholder of the New Jersey Fund subject to the New Jersey
Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its corporate tax base (1) distributions of interest and capital gains made by the New Jersey Fund and (2) gains resulting from the redemption or sale of shares of the New Jersey Fund.

      Qualified investment funds described in N.J.S.A. 54A:6-14.1 are any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items (including receivables), and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables) and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent the instruments are authorized by section 851(b) of the Code, in obligations described in N.J.S.A. 54A:6-14.

      New Jersey state and local bonds described in N.J.S.A. 54A:6-14 are obligations (1) issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey, and (2) obligations statutorily free from state or local taxation under any New Jersey or United States laws.

      Except when acceptable investments are unavailable to the New Jersey Fund, it will maintain at least 80% of the value of its investments in debt obligations which are exempt from federal income tax and New Jersey Gross Income Tax. The New Jersey Fund will not invest in discount obligations other than those described in N.J.S.A. 54A:6-14.


      NEW YORK. In the opinion of Hawkins, Delafield & Wood, tax counsel to New York Insured Tax Free Fund, New York resident individual shareholders will not be subject to the personal income taxes imposed by New York State and by New
York City on distributions from New York Insured Tax Free Fund to the extent that these distributions qualify as exempt-interests dividends, as defined in section 852(b)(5) of the Code, and are attributable to interest on obligations issued by or on behalf of the State of New York or any political subdivision thereof. New York Insured Tax Free Fund distributions are not excluded from the determination of the franchise and corporation taxes that are based on entire net income and respectively imposed by the State and City of New York.


      Distributions to New York resident individual shareholders of New York Insured Tax Free Fund that are attributable to sources other than from obligations issued by or on behalf of the State of New York or any political subdivision thereof will generally be includable in New York personal income of such shareholder. Additionally, interest on indebtedness incurred or continued


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

to purchase or carry shares of New York Insured Tax Free Fund will not be deductible for New York personal income tax purposes to the extent that such interest is allocable to exempt-interest dividends paid by New York Insured Tax Free Fund.

      NORTH CAROLINA. This opinion of Kennedy Covington Lobdell & Hickman, L.L.P., North Carolina tax counsel to Multi-State Insured, and the information appearing in the SAI are based on the current provisions of Chapter 105 of the North Carolina General Statutes, the North Carolina Administrative Code, and the administrative position of the North Carolina Department of Revenue (the "REVENUE DEPARTMENT") as found in rules, bulletins and statements issued by the Revenue Department.

      Individual shareholders of the North Carolina Fund who are subject to North Carolina income taxation will not be subject to such tax on North Carolina Fund dividend distributions to the extent that such distributions represent interest on (a) direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. (All such obligations giving rise to interest exempt from North Carolina taxation are collectively referred to as "NORTH CAROLINA EXEMPT
OBLIGATIONS".) Corporate shareholders of the North Carolina Fund that are subject to North Carolina income taxation will not be subject to such tax on North Carolina Fund dividend distributions to the extent of the net of (i) distributions representing interest from North Carolina Exempt Obligations, less
(ii) related expenses.


      The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the North Carolina Fund, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina, its political subdivisions, or their respective agencies.

      The non-taxability of dividends paid by the North Carolina Fund to a shareholder is conditioned upon the North Carolina Fund's providing a supporting statement to the shareholder verifying the amount received by the shareholder that represents distributions on North Carolina Exempt Obligations. In the absence of a supporting statement, the total amount designated by the North Carolina Fund as exempt from tax is subject to North Carolina income tax. The North Carolina Fund has indicated that it will provide to the shareholders a supporting statement that meets the Revenue Department's requirements.

      Interest earned on obligations that are merely backed or guaranteed by the United States Government do not represent direct obligations of the United States or its possessions and do not qualify for exemption from North Carolina income taxation. For instance, interest income realized on obligations of the Federal National Mortgage Association and interest paid by the issuer of mortgage-backed certificates guaranteed by the Federal government, Federal agencies or corporations formed by the Federal government are not considered income from obligations of the United States and are subject to North Carolina income taxation. Also, interest paid in connection with repurchase agreements issued by banks and savings and loan associations is subject to North Carolina income taxation.

      OHIO. In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to Multi-State Insured Tax Free Fund, provided that the Ohio Fund continues to qualify as a RIC for federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the Ohio Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions (the "RIC and 50% tests"), shareholders of the Ohio Fund who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Fund to the extent that such distributions


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

are properly attributable to (1) interest on and profit made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (E.G., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

      It is further the opinion of Squire, Sanders & Dempsey L.L.P. that, provided the RIC and 50% tests are satisfied, shareholders who are otherwise subject to the Ohio corporation franchise tax will not be required to include distributions with respect to shares of the Ohio Fund in their tax base for purposes of computing such tax on the net income basis to the extent that such distributions are (1) properly attributable to interest on or profits made on the sale, exchange or other disposition of Ohio Obligations, (2) exempt-interest dividends for federal income tax purposes, or (3) properly attributable to interest on Federal and Possessions Obligations, provided, in the case of interest on Possessions Obligations, such interest is excluded from gross income for federal income tax purposes. However, shares of the Ohio Fund will be includable in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the Ohio Fund to the extent such distributions consist of interest on or profit made on the sale, exchange, or other disposition of Ohio Obligations, provided the RIC and 50% tests are satisfied.

      Except when acceptable investments are unavailable to the Ohio Fund, it will maintain at least 80% of the value of its net assets in obligations that are exempt from federal income tax and that are exempt from Ohio personal income tax and the net income base of the Ohio corporation franchise tax.


      OREGON. In the opinion of Holland & Knight LLP, Oregon tax counsel to Multi-State Insured Tax Free Fund, shareholders of the Oregon Fund who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the Oregon Fund to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities;
(2) such distributions are attributable to interest from obligations issued by possessions of the United States; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the Oregon Fund are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in federal gross income will be includable as capital gains in Oregon income of a shareholder.


      Interest  on   indebtedness   incurred   (directly  or  indirectly)  by  a
shareholder of the Oregon Fund to purchase or carry shares of the Oregon Fund will not be deductible for purposes of the Oregon personal income tax.

      Shareholders of the Oregon Fund that are otherwise subject to the Oregon corporate excise tax must include in income distributions with respect to shares of the Oregon Fund.


      PENNSYLVANIA. In the opinion of Kirkpatrick & Lockhart LLP, Pennsylvania tax counsel to Multi-State Insured Tax Free Fund, individual shareholders of the Pennsylvania Fund who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions of interest by the Pennsylvania Fund that are attributable to obligations issued by Pennsylvania, public authorities, commissions, boards or agencies created by Pennsylvania, political subdivisions of Pennsylvania or public authorities created by any such political subdivision or obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States ("Exempt Obligations"). Distributions of gains on Exempt Obligations will be subject to Pennsylvania personal income taxes in the hands of shareholders who are otherwise subject to the Pennsylvania personal income tax. Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

      Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the Pennsylvania Fund portfolio consists of Exempt Obligations on the annual assessment date. Non-residents of the Commonwealth of Pennsylvania are not subject to this tax. Individual shareholders who are residents of Allegheny County, the City of Pittsburgh or the School District of Pittsburgh, have no obligation to pay a personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment net income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.

      The Pennsylvania Department of Revenue takes the position that a RIC is a separate entity under Pennsylvania corporate net income tax law and, therefore, the characteristics of income received by such company, to the extent that such income would otherwise be includable in Pennsylvania corporate taxable income, will not flow through to a corporate shareholder. However, because the Pennsylvania corporate net income tax is based upon federal taxable income, items excluded from federal taxable income and not required to be added to taxable income by Pennsylvania law will also be excluded from Pennsylvania corporate taxable income. Accordingly, "exempt-interest dividends," which are not required to be so added, are also excluded from the Pennsylvania corporate taxable income. Gains on Exempt Obligations are, however, subject to the corporate net income tax in the hands of a corporate shareholder. The Pennsylvania Department of Revenue also takes the position that, for purposes of the Pennsylvania capital stock and franchise tax, a portion of shares of funds similar to the Pennsylvania Fund are considered exempt assets of a corporation that applies the single-factor apportionment formula to determining its capital stock value . The investment in the fund will be exempt in the same percentage that the exempt interest dividends of the fund bears to the total dividends of the fund.

      Except when acceptable investments are unavailable to the Pennsylvania Fund, at least 80% of the value of its net assets will be maintained in debt obligations of the Commonwealth of Pennsylvania, its localities and political subdivisions, which are exempt from federal income tax and Pennsylvania personal income tax and personal property taxes.

      VIRGINIA. In the opinion of Sands, Anderson, Marks & Miller, a Professional Corporation, Virginia tax counsel to Multi-State Insured Tax Free Fund, interest on exempt obligations in the Virginia Fund passed through to shareholders in qualifying distributions will retain its exempt status in the hands of the shareholders. Accordingly, individual shareholders of the Virginia Fund subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the Virginia Fund that are exclusively (1) both tax-exempt for federal income tax purposes and derived from interest on obligations of the Commonwealth of Virginia or any of its political subdivisions, or (2) without regard to any exemption from federal income tax, are derived from interest in certain obligations for which a Virginia income tax exemption is independently provided, including, among others, obligations issued under the Virginia Public Finance Act, certain revenue bonds for transportation facilities, and obligations issued by the Virginia Housing Development Authority, the Virginia Education Loan Authority, and industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act. If a distribution includes both taxable and tax-exempt interest, the entire distribution is included in the gross income of the shareholder for Virginia personal income tax purposes unless the exempt portion is designated with reasonable certainty. Counsel has been advised that, in the event any such commingled distributions are made by the Virginia Fund, the Virginia Fund intends to provide such designation in a manner acceptable to the Virginia Department of Taxation, to shareholders of the Virginia Fund.

      In general, an individual shareholder of the Virginia Fund who is a Virginia resident will recognize capital gains for Virginia income tax purposes to the same extent that he or she would for federal income tax purposes when the Virginia Fund makes a capital gains distribution or the shareholder redeems or sells shares. In certain instances, however, legislation creating the entity issuing debt obligations expressly exempts profit on the sale of the obligation from Virginia income taxation.

      Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund will not be deductible for Virginia income tax purposes.


                        PERFORMANCE INFORMATION


ALL FUNDS EXCEPT TAX-EXEMPT MONEY MARKET FUND

      A Fund may advertise its performance in various ways.

      Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 2001 are set forth in the tables below:


AVERAGE ANNUAL TOTAL RETURN(1), (2)

                             ONE YEAR       FIVE YEARS       TEN YEARS          LIFE OF FUND
                         ---------------  ---------------  ---------------  ---------------------
                         CLASS A CLASS B  CLASS A CLASS B  CLASS A CLASS B  CLASS A(3) CLASS B(4)
                         ---------------  ---------------  ---------------  ---------- ----------
INSURED INTERMEDIATE TAX
EXEMPT FUND              -1.78%   0.02%   4.50%   4.55%       NA     NA        4.61%      5.69%
INSURED TAX EXEMPT FUND  -2.97%  -1.30%   3.65%   3.92%     4.81%    NA         NA        5.33%
INSURED TAX EXEMPT FUND
II                       -1.14%   0.63%   5.44%     NA      7.28%    NA         NA        1.50%
ARIZONA FUND             -1.97%  -0.20%   4.36%   4.54%     6.22%    NA         NA        6.16%
CALIFORNIA FUND          -2.70%  -0.99%   4.59%   4.78%     6.02%    NA         NA        6.33%
COLORADO FUND            -1.37%   0.56%   4.63%   4.85%       NA     NA        6.15%      6.49%
CONNECTICUT FUND         -2.23%  -0.57%   4.09%   4.28%     5.60%    NA         NA        5.80%
FLORIDA FUND             -2.25%  -0.58%   4.17%   4.35%     6.05%    NA         NA        6.08%
GEORGIA FUND             -2.00%  -0.30%   4.72%   4.92%       NA     NA        6.14%      6.48%
MARYLAND FUND            -2.56%  -0.84%   4.41%   4.62%     5.98%    NA         NA        6.10%
MASSACHUSETTS FUND       -2.36%  -0.70%   3.99%   4.17%     5.50%    NA         NA        5.66%
MICHIGAN FUND            -2.61%  -0.88%   3.97%   4.17%     5.76%    NA         NA        5.75%
MINNESOTA FUND           -2.06%  -0.28%   4.30%   4.49%     5.40%    NA         NA        5.81%
MISSOURI FUND            -2.35%  -0.60%   4.60%   4.80%       NA     NA        5.94%      6.38%
NEW JERSEY FUND          -2.43%  -0.68%   3.88%   4.08%     5.42%    NA         NA        5.50%
NEW YORK INSURED FUND    -3.28%  -1.60%   3.57%   3.86%     4.86%    NA         NA        5.23%
NORTH CAROLINA FUND      -2.58%  -0.85%   4.58%   4.77%       NA     NA        5.71%      6.38%
OHIO FUND                -2.45%  -0.74%   4.06%   4.24%     5.74%    NA         NA        5.91%
OREGON FUND              -2.44%  -0.65%   4.42%   4.61%       NA     NA        5.48%      6.18%
PENNSYLVANIA FUND        -2.02%  -0.36%   4.13%   4.29%     5.81%    NA         NA        5.98%
VIRGINA FUND             -2.49%  -0.71%   4.06%   4.24%     5.66%    NA         NA        5.82%


-----------------------

(1) All Class A average annual total return figures reflect the maximum sales charge of 6.25%. For certain of the Funds, prior to July 1, 1993, the maximum sales charge was 6.90%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) Certain expenses of the Funds have been waived from commencement of operations through December 31, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(3) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND-- November 22, 1993; INSURED TAX EXEMPT FUND
      - August 3, 1977; INSURED TAX EXEMPT FUND II-- July 26, 1990; ARIZONA FUND-- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND-- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND-- October 8, 1990; FLORIDA FUND-- October 5, 1990; GEORGIA FUND-- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND-- January 1, 1987; NEW JERSEY FUND-- September 13, 1988; NEW YORK INSURED - June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND-- April 30, 1990.

(4) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.

TOTAL RETURN(1), (2)


                             ONE YEAR       FIVE YEARS       TEN YEARS          LIFE OF FUND
                         ---------------  ---------------  ---------------  ---------------------
                         CLASS A CLASS B  CLASS A CLASS B  CLASS A CLASS B  CLASS A(3) CLASS B(4)
                         ---------------  ---------------  ---------------  ---------- ----------
INSURED INTERMEDIATE
TAX EXEMPT FUND          -1.78%   0.02%   24.60%  24.92%      NA      NA      44.16%     47.03%
INSURED TAX EXEMPT FUND  -2.97%  -1.30%   19.65%  21.20%     60.03%   NA        NA       43.64%
INSURED TAX EXEMPT FUND
II                       -1.14%   0.63%   30.34%    NA      101.86%   NA        NA        1.56%
ARIZONA FUND             -1.97%  -0.20%   23.79%  24.88%     82.78%   NA        NA       51.70%
CALIFORNIA FUND          -2.70%  -0.99%   25.13%  26.29%     79.35%   NA        NA       53.39%
COLORADO FUND            -1.37%   0.56%   25.39%  26.70%      NA      NA      78.14%     55.04%
CONNECTICUT FUND         -2.23%  -0.57%   22.22%  23.31%     72.50%   NA        NA       48.16%
FLORIDA FUND             -2.25%  -0.58%   22.68%  23.73%     80.00%   NA        NA       50.94%
GEORGIA FUND             -2.00%  -0.30%   25.92%  27.13%      NA      NA      77.90%     54.92%
MARYLAND FUND            -2.56%  -0.84%   24.06%  25.31%     78.70%   NA        NA       51.05%
MASSACHUSETTS FUND       -2.36%  -0.70%   21.59%  22.66%     70.81%   NA        NA       46.81%
MICHIGAN FUND            -2.61%  -0.88%   21.50%  22.67%     75.00%   NA        NA       47.65%
MINNESOTA FUND           -2.06%  -0.28%   23.42%  24.58%     69.13%   NA        NA       48.24%
MISSOURI FUND            -2.35%  -0.60%   25.25%  26.45%      NA      NA      74.71%     53.91%
NEW JERSEY FUND          -2.43%  -0.68%   20.97%  22.13%     69.49%   NA        NA       45.21%
NEW YORK INSURED FUND    -3.28%  -1.60%   19.20%  20.86%     60.70%   NA        NA       42.68%
NORTH CAROLINA FUND      -2.58%  -0.85%   25.09%  26.25%      NA      NA      71.08%     53.87%
OHIO FUND                -2.45%  -0.74%   22.01%  23.11%     74.69%   NA        NA       49.19%
OREGON FUND              -2.44%  -0.65%   24.12%  25.30%      NA      NA      67.52%     51.90%
PENNSYLVANIA FUND        -2.02%  -0.36%   22.40%  23.38%     75.96%   NA        NA       49.87%
VIRGINA FUND             -2.49%  -0.71%   22.00%  23.07%     73.38%   NA        NA       48.34%


-----------------------

(1) All Class A average annual total return figures reflect the maximum sales charge of 6.25%. For certain of the Funds, prior to July 1, 1993, the maximum sales charge was 6.90%. Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) Certain expenses of the funds have been waived from commencement of operations through December 31, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(3) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; INSURED TAX EXEMPT FUND -- August 3, 1977; INSURED TAX EXEMPT FUND II -- July 26, 1990; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUND -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; NEW YORK INSURED -- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990.

(4) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.

      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 2001 are set forth in the tables below.


AVERAGE ANNUAL TOTAL RETURN(1)


                             ONE YEAR       FIVE YEARS       TEN YEARS          LIFE OF FUND
                         ---------------  ---------------  ---------------  ---------------------
                         CLASS A CLASS B  CLASS A CLASS B  CLASS A CLASS B  CLASS A(2) CLASS B(3)
                         ---------------  ---------------  ---------------  ---------- ----------
INSURED INTERMEDIATE TAX
EXEMPT FUND              4.82%   4.02%    5.87%   4.88%       NA     NA        5.46%      5.69%
INSURED TAX EXEMPT FUND  3.51%   2.70%    5.01%   4.26%     5.49%    NA          NA       5.33%
INSURED TAX EXEMPT FUND
II                       5.43%   4.63%    6.81%     NA      7.97%    NA          NA       5.36%
ARIZONA FUND             4.56%   3.80%    5.71%   4.88%     6.90%    NA          NA       6.16%
CALIFORNIA FUND          3.78%   3.01%    5.94%   5.11%     6.70%    NA          NA       6.33%
COLORADO FUND            5.24%   4.56%    5.98%   5.18%       NA     NA        6.86%      6.49%
CONNECTICUT FUND         4.26%   3.43%    5.45%   4.61%     6.29%    NA          NA       5.80%
FLORIDA FUND             4.25%   3.42%    5.52%   4.69%     6.74%    NA          NA       6.08%
GEORGIA FUND             4.52%   3.70%    6.08%   5.25%       NA     NA        6.84%      6.48%
MARYLAND FUND            3.95%   3.16%    5.76%   4.95%     6.67%    NA          NA       6.10%
MASSACHUSETTS FUND       4.15%   3.30%    5.33%   4.51%     6.18%    NA          NA       5.66%
MICHIGAN FUND            3.89%   3.12%    5.32%   4.51%     6.44%    NA          NA       5.75%
MINNESOTA FUND           4.47%   3.72%    5.65%   4.83%     6.08%    NA          NA       5.81%
MISSOURI FUND            4.17%   3.40%    5.96%   5.13%       NA     NA        6.64%      6.38%
NEW JERSEY FUND          4.06%   3.32%    5.24%   4.42%     6.10%    NA          NA       5.50%
NEW YORK INSURED FUND    3.14%   2.40%    4.92%   4.20%     5.54%    NA          NA       5.23%
NORTH CAROLINA FUND      3.94%   3.15%    5.94%   5.10%       NA     NA        6.41%      6.38%
OHIO FUND                4.05%   3.26%    5.41%   4.58%     6.42%    NA          NA       5.91%
OREGON FUND              4.05%   3.35%    5.77%   4.95%       NA     NA        6.18%      6.18%
PENNSYLVANIA FUND        4.47%   3.64%    5.48%   4.63%     6.50%    NA          NA       5.98%
VIRGINA FUND             4.04%   3.29%    5.41%   4.57%     6.34%    NA          NA       5.82%


-----------------------

(1) Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND-- November 22, 1993; INSURED TAX EXEMPT FUND-- August 3, 1977; INSURED TAX EXEMPT FUND II-- July 26, 1990; ARIZONA FUND-- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND-- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND-- October 8, 1990; FLORIDA FUND-- October 5, 1990; GEORGIA FUND-- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND-- January 1, 1987; NEW JERSEY FUND-- September 13, 1988; NEW YORK INSURED-- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND-- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.

TOTAL RETURN(1)



                             ONE YEAR       FIVE YEARS       TEN YEARS          LIFE OF FUND
                         ---------------  ---------------  ---------------  ---------------------
                         CLASS A CLASS B  CLASS A CLASS B  CLASS A CLASS B  CLASS A(2) CLASS B(3)
                         ---------------  ---------------  ---------------  ---------- ----------

INSURED INTERMEDIATE
TAX EXEMPT FUND          4.82%   4.02%    32.99%  26.92%       NA     NA       53.88%     47.03%
INSURED TAX EXEMPT FUND  3.51%   2.70%    27.67%  23.20%     70.68%   NA         NA       43.64%
INSURED TAX EXEMPT FUND
II                       5.43%   4.63%    39.02%    NA      115.35%   NA         NA        5.56%
ARIZONA FUND             4.56%   3.80%    32.00%  26.88%     94.97%   NA         NA       51.70%
CALIFORNIA FUND          3.78%   3.01%    33.44%  28.29%     91.34%   NA         NA       53.39%
COLORADO FUND            5.24%   4.56%    33.72%  28.70%       NA     NA       89.92%     55.04%
CONNECTICUT FUND         4.26%   3.43%    30.40%  25.31%    84.07%    NA         NA       48.16%
FLORIDA FUND             4.25%   3.42%    30.82%  25.73%    91.95%    NA         NA       50.94%
GEORGIA FUND             4.52%   3.70%    34.35%  29.13%       NA     NA       89.68%     54.92%
MARYLAND FUND            3.95%   3.16%    32.34%  27.31%    90.64%    NA         NA       51.05%
MASSACHUSETTS FUND       4.15%   3.30%    29.64%  24.66%    82.12%    NA         NA       46.81%
MICHIGAN FUND            3.89%   3.12%    29.62%  24.67%    86.63%    NA         NA       47.65%
MINNESOTA FUND           4.47%   3.72%    31.63%  26.58%    80.37%    NA         NA       48.24%
MISSOURI FUND            4.17%   3.40%    33.60%  28.45%       NA     NA       86.30%     53.91%
NEW JERSEY FUND          4.06%   3.32%    29.07%  24.13%    80.78%    NA         NA       45.21%
NEW YORK INSURED FUND    3.14%   2.40%    27.16%  22.86%    71.45%    NA         NA       42.68%
NORTH CAROLINA FUND      3.94%   3.15%    33.44%  28.25%       NA     NA        82.41%    53.87%
OHIO FUND                4.05%   3.26%    30.11%  25.11%    86.30%    NA         NA       49.19%
OREGON FUND              4.05%   3.35%    32.40%  27.30%       NA     NA       78.62%     51.90%
PENNSYLVANIA FUND        4.47%   3.64%    30.55%  25.38%    87.66%    NA         NA       49.87%
VIRGINA FUND             4.04%   3.29%    30.13%  25.07%    84.97%    NA         NA       48.34%


      -----------------------

(1) Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND-- November 22, 1993; INSURED TAX EXEMPT FUND-- August 3, 1977; INSURED TAX EXEMPT FUND II-- July 26, 1990; ARIZONA FUND-- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND-- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND-- October 8, 1990; FLORIDA FUND-- October 5, 1990; GEORGIA FUND-- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND-- January 1, 1987; NEW JERSEY FUND-- September 13, 1988; NEW YORK INSURED-- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND-- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.


      Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for federal tax purposes), shareholders may use the following formula:

         Tax Free Yield
         --------------

      1 - Your Tax Bracket                    = Taxable Equivalent Yield


      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and federal tax purposes), shareholders may use the following formula:

         Tax Free Yield
         --------------

    1 - [[(1-Your Federal Tax Bracket) x State Rate]

           + Your Federal Tax Bracket]        = Taxable Equivalent Yield



      For the 30 days ended December 31, 2001:


                                                TAX-EQUIVALENT
                                 YIELD              YIELD
                           ------------------- ------------------
                            CLASS A  CLASS B   CLASS A  CLASS B
                             SHARES   SHARES    SHARES   SHARES
                             ------   ------    ------   ------
INSURED INTERMEDIATE TAX
EXEMPT FUND                  3.29%    2.77%     4.57%    3.85%
INSURED TAX EXEMPT FUND      3.62%    3.13%     5.03%    4.35%
INSURED TAX EXEMPT FUND II   3.34%    2.91%     4.64%    4.04%
ARIZONA FUND                 3.63%    3.14%     5.31%    4.59%
CALIFORNIA FUND              3.57%    3.06%     5.47%    4.69%
COLORADO FUND                3.76%    3.26%     5.48%    4.75%
CONNECTICUT FUND             3.31%    2.77%     4.81%    4.03%
FLORIDA FUND                 3.66%    3.17%     5.08%    4.40%
GEORGIA FUND                 3.78%    3.28%     5.59%    4.85%
MARYLAND FUND                3.54%    3.04%     5.16%    4.44%
MASSACHUSETTS FUND           3.69%    3.20%     5.43%    4.71%
MICHIGAN FUND                3.41%    2.89%     4.94%    4.19%
MINNESOTA FUND               3.81%    3.31%     5.75%    5.00%

MISSOURI FUND                3.84%    3.34%     5.67%    4.93%
NEW JERSEY FUND              3.26%    2.73%     4.84%    4.05%
NEW YORK INSURED FUND        3.55%    3.05%     5.29%    4.55%
NORTH CAROLINA FUND          3.75%    3.25%     5.65%    4.89%
OHIO FUND                    3.54%    3.05%     5.29%    4.55%
OREGON FUND                  3.61%    3.11%     5.51%    4.75%
PENNSYLVANIA FUND            3.28%    2.75%     4.69%    3.93%
VIRGINIA FUND                3.42%    2.92%     5.04%    4.30%


      The distribution rate for Class A shares for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by that Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for each Fund's Class B shares for the twelve-month period ended December 31, 2001, calculated using net asset value is also shown below. During this period certain expenses for Insured Intermediate Tax Exempt Fund and Multi-State Insured Tax Free Fund were waived or reimbursed.



                                     CLASS A SHARES          CLASS B SHARES

                                   DISTRIBUTION  RATE
                                    CALCULATED  USING      DISTRIBUTION  RATE
                                                              CALCULATED
                                                NET ASSET   USING NET ASSET
                             OFFERING PRICE       VALUE         VALUE
                             --------------       -----         -----
INSURED INTERMEDIATE TAX
EXEMPT FUND                      3.82%            4.08%         3.29%
INSURED TAX EXEMPT FUND          4.34%            4.63%         3.93%
INSURED TAX EXEMPT FUND II       3.88%            4.14%         3.37%
ARIZONA FUND                     4.31%            4.60%         3.86%
CALIFORNIA FUND                  4.51%            4.81%         4.06%
COLORADO FUND                    4.46%            4.76%         4.02%
CONNECTICUT FUND                 4.25%            4.54%         3.80%
FLORIDA FUND                     4.25%            4.53%         3.79%
GEORGIA FUND                     4.42%            4.71%         3.99%
MARYLAND FUND                    4.25%            4.54%         3.76%
MASSACHUSETTS FUND               4.30%            4.59%         3.84%
MICHIGAN FUND                    4.42%            4.71%         3.96%
MINNESOTA FUND                   4.56%            4.86%         4.13%
MISSOURI FUND                    4.40%            4.69%         3.94%
NEW JERSEY FUND                  4.41%            4.71%         3.98%
NEW YORK INSURED FUND            4.08%            4.35%         3.61%
NORTH CAROLINA FUND              4.26%            4.55%         3.78%
OHIO FUND                        4.39%            4.68%         3.90%
OREGON FUND                      4.22%            4.50%         3.74%
PENNSYLVANIA FUND                4.30%            4.59%         3.85%
VIRGINA FUND                     4.36%            4.65%         3.91%

TAX-EXEMPT MONEY MARKET FUND

      The Fund provides current yield quotations based on its daily dividends. The Fund declares dividends daily and pays dividends monthly from net investment income.

      For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

      In addition to providing current yield quotations, the Fund provides effective yield quotations for a base period return of seven days. The Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.


      The following is an example, for purposes of illustration only, of the current and effective yield and tax-equivalent yield calculation for Class A and Class B shares for the seven day period ended December 31, 2001.


                                              CLASS A           CLASS B
                                               SHARES            SHARES
                                               ------            ------
        Dividends per share from net         .000226124       .000082393
        investment income (seven
        calendar days ended December 31,
        2001)
        (Base Period)
        Annualized (365 day basis)*           011790748       .004296203
        Average net asset value per           $1.00           $1.00
        share of the seven calendar days
        ended December 31, 2001
        Annualized historical yield per       1.18%           0.43%
        share for the seven calendar
        days ended December 31, 2001
        Effective Yield**                     1.19%           0.43%
        Tax Equivalent Yield***               1.65%           0.60%
        Weighted average life to
        maturity of the portfolio on
        December 31, 2001 is 60 days for
        Tax-Exempt Money Market Fund

------------

* This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2001.
**    Effective Yield = [(Base Period Return+1)^(365/7)] - 1
*** TaxEquivalent Yield = (Effective Yield/(1-Tax Rate). For the purpose of this illustration, the tax rate was assumed to be 28%. The maximum federal tax rate during this period was 39.6%.


ALL FUNDS


      A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. These examples may also include comparisons between hypothetical municipal bond yield and its taxable equivalent yield, as well as hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.


      From time to time, in reports and promotional literature, a Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposits and six-month money market certificates, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings. In so doing, the reports and literature may refer to sources such as:

      Lipper Analytical Services, Inc. ("Lipper") is a widely recognized independent service that monitors and ranks the performance of investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      Lehman Brothers, Inc., "The Global Family of Indices," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index, and Lehman Aggregate Bond Index, as well as all the components of the Indices.

      Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

      Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

      Ibbotson  Associates,   Inc.  which  provides  performance  data  on
      different types of investments, including performance data on different types of bonds and different types of stocks (e.g.) by capitalization range.

      Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

      Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

      Salomon     Brothers     Government     Index     is    a     market
      capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

      The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

      Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

      Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

      Reuters, a wire service that frequently reports on global business.

      Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

      Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

      Russell 3000 Index, prepared by Frank Russell Company, consists of 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The Russell 3000 trades the return on these stocks based on pure appreciation and depreciation and does not include dividends and income on changes in market values caused by other kinds of corporate changes.

      Russell 3000 Growth Index, prepared by Frank Russell Company, consists of those Russell 3000 Index securities with above average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratio. Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

      Standard   &   Poor's   400   Mid-Cap    Index   is   an   unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

      Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

      Standard & Poor's Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P500 Index. The Index assumes the reinvestment of dividends.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

      The Funds may also publish information concerning the benefits of asset allocation, which may include illustrations of potential allocations among stock funds, bond funds, and money market funds by age, objective or risk tolerance.


                               GENERAL INFORMATION



      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.


      TRANSFER AGENT. Administrative Data Management Corp. ("Transfer Agent"), 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; $.75 for each payment; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      5% SHAREHOLDERS. As of January 28, 2002, the following owned of record or beneficially 5% or more of the outstanding Class A shares of each of the Funds listed below:

FUND                                      % OF SHARES            SHAREHOLDER
----                                      -----------            -----------

FIRST INVESTORS INSURED INTERMEDIATE      8.9                    Ludvig Ludis Upenieks
TAX EXEMPT                                                       20 Green Hill Drive
                                                                 Bolton, CT 06043-7805

                                          5.1                    Karl L. Korpusinski
                                                                 141 Murray Avenue
                                                                 Trenton, NJ  08620-9759

                                          6.0                    Jane Van Horn TTEE
                                                                 Jane Van Horn Trust
                                                                 24037 Wedgewood
                                                                 Plainfield, IL  60544-8211

FIRST INVESTORS TAX EXEMPT MONEY MARKET   5.8                    Daniel J. Pierce
                                                                 2501 N Racine
                                                                 Chicago, IL  60614-2112

ARIZONA                                   8.6                    Dr. Alex Brown LLC
                                                                 PO Box 1346
                                                                 Baltimore, MD  21203

COLORADO                                  6.6                    V. Arlyne & Gary J Huett Co-Tees
                                                                 Joseph & V Arlyne Huett Trust
                                                                 465  S 16th Avenue
                                                                 Brighton, Colorado 80601

GEORGIA                                   15.6                   Henry L. Fuqua
                                                                 1101 Parrotts Cove Road
                                                                 Greensboro, GA 30642

                                          26.3                   Edward G. Johnson
                                                                 Patricia A Johnson JTWROS
                                                                 1510 Braiden Road
                                                                 Dalton, GA 30720

MARYLAND                                  6.1                    First Clearing Corporation
                                                                 Nigel Victor James
                                                                 Brenda Michael James
                                                                 1605 Laurel Brook Road
                                                                 Fallston, MD 21047-2126




                                      126

FUND                                      % OF SHARES            SHAREHOLDER
----                                      -----------            -----------

MICHIGAN                                  5.2                    Prudential Securities Inc. FBO
                                                                 Margaret E. Diponio, Trustee
                                                                 Margaret E. Diponio Lvg Trust
                                                                 Livonia, MI 48154-5461

MINNESOTA                                 6.5                    Donald J. Kiel
                                                                 604 Marie Lane
                                                                 Mankato, MN 56003

MISSOURI                                  7.5                    Luanne M Funke &
                                                                 Thomas J. Rheinberger TTEE
                                                                 Luanne M. Funke Rev Liv Trust
                                                                 33 Heather Hill Lane
                                                                 Olivette, MO 63132

                                          7.3                    Salomon Smith Barney Inc.
                                                                 333 West 34th Street - 3rd Floor
                                                                 New York, New York 10001

NORTH CAROLINA                            7.2                    National Financial Services LLC
                                                                 For the Exclusive Benefit of Our Cust
                                                                 Attn Mutual Funds Dept 5th Floor
                                                                 200 Liberty Street
                                                                 One World Financial Center
                                                                 New York, NY  10281

OREGON                                    5.8                    L. Leroy Bracelin
                                                                 Joan A. Bracelin JTWROS
                                                                 TOD/Tracy Skinner/Chuck Bracelin/Gary Bracelin
                                                                 688 10th Avenue
                                                                 Coos Bay, OR  97420

         As of January 28, 2002, the following owned of record or beneficially 5% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------
FIRST INVESTORS TAX-EXEMPT MONEY FUND,           72.6          Evelyn R. Deering
INC.                                                           TOD/William D. Deering, Patricia W. Brown
                                                               46 W. Main Street
                                                               Sidney, NY 13838



                                      127

FUND                                      % OF SHARES            SHAREHOLDER
----                                      -----------            -----------

                                                 16.8          Bessie Matthew
                                                               TOD/Sandra Watkins, Gwendolyn Anderson
                                                               1102 Portsmouth Blvd., Apt. 201
                                                               Suffolk, VA 23434

                                                 6.9           Venita R. Atkins
                                                               12004 Clear Creek Drive
                                                               Fort Washington, MD 20744

FIRST INVESTORS INSURED                          8.6           Carl J. Decotis Rev Trust
INTERMEDIATE TAX EXEMPT                                        Carl J. Decotis TTEE
                                                               35 Belleau Road
                                                               Salem, MA 01970

                                                 7.3           Maureen Barron
                                                               Earl Barron JTWROS
                                                               1938 Louisquisset Pike
                                                               Lincoln, RI 02865

                                                 5.5           Louis Marie Roesner TTEE
                                                               Lois Marie Roesner Trust
                                                               33 S Roberts Road
                                                               Palatine, IL  60067

FIRST INVESTORS INSURED TAX EXEMPT               6.9           James H. Roesner Trustee
                                                               James H. Roesner Trust U/A/DTD
                                                               33 S Roberts Road
                                                               Palatine, IL  60067

FIRST INVESTORS INSURED TAX EXEMPT               7.4           First Clearing Corporation
FUND II                                                        William F. Geber and Joan Geber JTWROS
                                                               PO Box 14847
                                                               Augusta, GA 30919-0847

ARIZONA                                          7.0           Sebastian B. Bosco
                                                               Rita C. Bosco  JTWROS
                                                               TOD/James Bosco
                                                               4374 East Walnut Road
                                                               Gilbert, AZ 85297

                                                 6.9           Albert L. Roose Trust
                                                               Albert L. Roose Trustee
                                                               1401 S. Abrego Drive
                                                               Green Valley AZ 85614-1501

                                                 6.9           Dean Family Survivor's Trust
                                                               Richard C. Dean TTEE
                                                               PO Box 5127
                                                               Sun City West, AZ 85376



                                      128

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

                                                 6.9           Crystal West Trust
                                                               Crystal West TTEE
                                                               1401 S. Abrego Drive
                                                               Green Valley, AZ 85614

                                                 6.8           Calvin D. Hodgeson
                                                               Janet A. Hodgeson Co-TTEES
                                                               Hodgeson Revoc Living Trust
                                                               7125 E. Luana Pl
                                                               Tucson, AS 85710

                                                 5.9           Robert R. & Robert J. Humphrey Rev Tr
                                                               Robert R. & Robert J. Humphrey TTEES
                                                               9211 E. Rosewood
                                                               Tucson, AZ 85710-1803

                                                 8.0           Salomon Smith Barney Inc.
                                                               333 West 34th Street - 3rd Floor
                                                               New York, New York 10001

                                                 9.1           Salomon Smith Barney Inc.
                                                               333 West 34th Street - 3rd Floor
                                                               New York, New York 10001

                                                 5.9           Salomon Smith Barney Inc.
                                                               333 West 34th Street - 3rd Floor
                                                               New York, New York 10001

                                                 5.4           Salomon Smith Barney Inc.
                                                               333 West 34th Street - 3rd Floor
                                                               New York, New York 10001

CALIFORNIA                                       6.2           Karen L. Munselle
                                                               22221 Platino
                                                               Mission Viejo, CA 92691

                                                 9.2           Carolyn I Bentlage
                                                               TOD/Carolyn I Bentlage Trust
                                                               1743 Bristol Court
                                                               Bonita, CA  91902

                                                 32.8          Virginia F. Fry TTEE
                                                               The Virginia F. Fry Trust
                                                               45800 East 10th Street, Space 1
                                                               Lancaster, CA 93535



                                      129

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

                                                 11.1          Verne L. Miller
                                                               Doris E. Miller JTWROS
                                                               5881 S. Crawford
                                                               Reedley, CA 93654

                                                 7.0           Keith B. Pierson
                                                               39152 Guardino Drive, Apt. 108
                                                               Fremont, CA 94538

                                                 5.4           Salomon Smith Barney Inc.
                                                               333 West 34th Street-3rd Floor
                                                               New York, New York 10001


COLORADO                                         12.8          Louis P. Barrientos
                                                               Helen B. Barrientos JTWROS
                                                               2866 Caulkins Place
                                                               Broomfield, CO 80020

                                                 12.9          Clara M. Pautler
                                                               c/o Mary S. Carnese
                                                               One Towers Lane
                                                               Box 2072
                                                               Mount Angel, OR 97362

                                                 37.5          Zoa L. Wear
                                                               TOD/Kory A. Nelson
                                                               Dirk Nelson, Jean Green
                                                               555 S. Rockrimmon #312
                                                               Colorado Springs, CO  80917

                                                 23.8          Elden E. Coombs
                                                               9577 S. Deer Creek Canyon Road
                                                               Littleton, CO 80127

CONNECTICUT                                      5.2           James J. Giramonti
                                                               154 Overhill Avenue
                                                               New Britain, CT  06053-3813

                                                 5.4           Fred Savage TTEE
                                                               Einar Albin Lundberg RVOC Trust
                                                               39 Lynne Terrace
                                                               Shelton, CT  06484

FLORIDA                                          6.0           Constance H. Brown Trustee
                                                               Constance H. Brown Rev Liv Trust
                                                               4527 Sanderling Circle West
                                                               Boynton Beach, FL 33436



                                      130

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

                                                 5.1           Elizabeth A. Mince
                                                               450 NE 38th Street
                                                               Boca Raton, FL  33431

                                                 22.8          Roberta Sprintz Henry TTEE
                                                               Robert Sprintz Henry Trust
                                                               7760 SW 132 Street
                                                               Miami, FL  33156

                                                 13.7          Julia F. Meyers
                                                               TOD/Brian C. Alexander, Jane A. Higley
                                                               7930 Ascot Place
                                                               Vero Beach, FL 32966-5117


GEORGIA                                          7.1           Allen Vegotsky
                                                               Dorothy R. Vegotsky JTWROS
                                                               TOD/Sarah Vegotzky
                                                               2215 Greencrest Drive
                                                               Atlanta, GA 30345

                                                 7.6           Betty S. Cabaniss
                                                               1001 Clifton Road NE
                                                               Atlanta, GA 30307-1227

                                                 8.7           Carol A. Blackwell
                                                               2136 Bayford Court, SW
                                                               Marietta, GA 30064-4198366

                                                 9.1           George V. Blake
                                                               Agatha A. Blake JTWROS
                                                               2697 Rolling View Drive
                                                               Smyrna, GA 30080-2625

                                                 15.3          Salomon Smith Barney, Inc.
                                                               333 West 34th Street, 3rd Floor
                                                               New York, New York 10001

                                                 7.4           Salomon Smith Barney, Inc.
                                                               333 West 34th Street, 3rd Floor
                                                               New York, New York 10001

                                                 9.5           Salomon Smith Barney, Inc.
                                                               333 West 34th Street, 3rd Floor
                                                               New York, New York 10001



                                      131

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

MARYLAND                                         5.3           Lottie A. Hastings
                                                               TOD/James C. Hastings, Jaye M. Hastings
                                                               404 Owens Road
                                                               Queen Anne, MD 21657

MASSACHUSETTS                                    7.8           Paul A. D'Oliveira
                                                               2540 Pawtucket Avenue
                                                               East Providence, RI 02915

                                                 7.7           Luiga Miles
                                                               Donald Miles JTWROS
                                                               30 Stinson Road
                                                               Andover, MA  01810

MICHIGAN                                         5.8           Chich Cheng Wu & Ann L. Wu JTWROS
                                                               40 Douglas Avenue
                                                               Coldwater, MI 49036-1001402

                                                 6.0           Albert E. Niemann &
                                                               Beverly L. Niemann Co-TEES
                                                               Albert E. Niemann &
                                                               Beverly L. Niemann Revocable Trust
                                                               15212 Huron River Drive
                                                               Romulus, MI 48174

                                                 5.4           Thomas W. Stone
                                                               Joyce E. Stone
                                                               Paul T. Stone JTWROS
                                                               2808 N. Chipman Street
                                                               Owosso, MI  48867

                                                 5.1           Blanche Paula Ebenhoeh Trustee
                                                               Blanche Paula Ebenhoeh Rev Liv Trus
                                                               111 Windwood Pte
                                                               St. Claire Shores, MI 48080

                                                 5.7           Fahnestock & Company Inc. FBO
                                                               George Shamie Trustee
                                                               George Shamie Trust
                                                               640 Hampton Road
                                                               Grosse Pointe, MI 48236

                                                 8.8           Robert W. Baird & Co. Inc.
                                                               777 East Wisconsin Avenue
                                                               Milwaukee, WI 53202-5391

MINNESOTA                                        8.7           Catherine M. Marien
                                                               1079 Colette Place
                                                               Saint Paul, MN 55116



                                      132

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

                                                 13.4          Harold J. Mareck
                                                               Yolanda L. Mareck JTWROS
                                                               TOD/Karen Mareck, Ann Mareck,
                                                               Teresa Mareck, Sylvia Nelson, Jane Mareck
                                                               809 Aspen Circle
                                                               Waite Park, MN  56387

                                                 13.4          Harold J. Mareck
                                                               Yolanda J. Mareck JTWROS
                                                               TOD/John Mareck, Maureen Scaglia,
                                                               Kathleen Faith, Kenneth Mareck,
                                                               Mary Kay Keufler
                                                               809 Aspen Circle
                                                               Waite Park, MN  56387

                                                 19.1          Myrtle Eveland
                                                               TOD/Jason Eveland, Jessica Gurr,
                                                               Brian Gurr
                                                               131 Monroe Street #222
                                                               Anoka, MN  55303

                                                 26.2          Sylvia A. Dee
                                                               TOD/Wilma J. Wheeler, Arlene M. Welsh
                                                               4710 Gull Lake Dam Road
                                                               Brainerd, MN  56401

MISSOURI                                         6.7           Mary Ellen Valbracht Rev Trust Agreement
                                                               Mary Ellen Valbracht TTEE
                                                               1405 Atkins Drive
                                                               Chillicothe, MO 64601

                                                 9.8           Virginia B. Wall
                                                               Virginia B. Wall Trust Agreement
                                                               1707 Jackson Street
                                                               Chillicothe, MO 64601

                                                 28.0          Mildred Litton Revocable Trust
                                                               Mildred Litton TTEE
                                                               PO Box 695
                                                               Chillicothe, MO 64601

                                                 15.9          Salomon Smith Barney, Inc.
                                                               333 West 34th Street-3rd Floor
                                                               New York, New York 10001

                                                 6.7           Salomon Smith Barney, Inc.
                                                               333 West 34th Street-3rd Floor
                                                               New York, New York 10001



                                      133

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

NEW JERSEY                                       5.2           Merrill William Yeager
                                                               1411 Thomas Street
                                                               Point Pleasant, NJ 08742-3959

                                                 5.1           John J. Gabriel
                                                               Verna E. Gabriel JTWROS
                                                               216 Carlton Avenue
                                                               Westmont, NJ 08108

                                                 5.4           Frederick Ecker & Claire L. Ecker JTWROS
                                                               TOD/Claire L. Ecker
                                                               10 West 24th Street
                                                               Barnegat Light, NJ 08006-9999

NEW YORK                                         6.8           John Evanthes
                                                               TOD/George Evanthes,
                                                               John James Evanthes, Leta Evanthes
                                                               71-04 260 Street
                                                               Glen Oaks, NY 11004

                                                 6.9           Paine Webber for the Benefit of
                                                               V. Dorothy Timpone
                                                               740 West Fingerboard Road
                                                               Staten Island, NY 10305-2630

                                                 6.2           Mary Parker Trust
                                                               Alfonso Parker &
                                                               Sylvia Larue Branchcombt Trustees
                                                               22 Altonwood Place
                                                               Yonkers, NY 10710

NORTH CAROLINA                                   5.2           Marjorie Taube
                                                               TOD/Andrew J. Mazella
                                                               Kathleen M. Douglass, Cindy Ann McIsaac
                                                               3802 Providence Court
                                                               Wilmington, NC 28412

                                                 6.4           Martha Sachs
                                                               48 N Rugby Road
                                                               Hendersonville, NC 28791

                                                 8.2           Armonia H. Taylor-Wright
                                                               TOD/Barry Jose Lambert Court
                                                               1131 Apt. O Wisperwood Court
                                                               Greensboro, NC 27407



                                      134

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

                                                 9.5           Francis J. Sincox
                                                               4500 Binwhe Lane
                                                               Gastonia, NC 28052

                                                 5.9           First Clearing Corporation
                                                               Margie H. Sain
                                                               7001 W. Sugar Creek Road
                                                               Charlotte, NC 28269-8981

                                                 18.0          Morgan Keegan & Company, Inc.
                                                               FBO Irma Eisenbud Living Trust
                                                               Irma Eisenbud &
                                                               Michael Eisenbud Co-TTEES
                                                               340 Carolina Meadows Villa
                                                               Chapel Hill, NC 27517

                                                 6.2           Morgan Keegan & Company, Inc.
                                                               FBO Audie G. Buckner &
                                                               Iris B. Shuke JTWROS
                                                               159 Pine Forest Drive
                                                               Silver City, NC 27344-9614


OHIO                                             10.6          Joseph A. Plata, Trustee
                                                               Plata Family Trust
                                                                4323 Bruening Drive
                                                               Parma, OH  44134


                                                 22.4          Gary Wilmoth
                                                               3028 N. Summit Street
                                                               Toledo, OH 43611

                                                 8.0           Johnny R. Thomas C/F
                                                               Adrienne Thomas U/OH/UTMA
                                                               36363 Harper Road
                                                               Malaga, OH 43757

                                                 6.7           Linda Will
                                                               11315 Sharott Road
                                                               North Lima, OH  44452

                                                 6.3           First Clearing Corporation
                                                               Rosemary Routh
                                                               214 Cedar Brook Lane
                                                               Sandusky, OH 44870-5433



                                      135

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

OREGON                                           5.3           Frank Laughlin
                                                               TOD/Maxine Laughlin
                                                               PO Box 103
                                                               Dufur, OR 97021

                                                 6.5           Larry S. Penkava
                                                               Dorothy E. Penkava JTWROS
                                                               TOD Gary Penkava/Irene Hamilton
                                                               2896 Twin Oak Place NW
                                                               Salem, OR 97304

                                                 7.8           Ned W. Wagner/Shirley J. Wagner, Trustee
                                                               Wagner Living Trust
                                                                13825 SW 22nd Street
                                                               Beaverton, OR 97008

                                                 8.4           John E. Laney
                                                               Helen M. Laney JTWROS
                                                               14315 SW Stallion Drive
                                                               Beaverton, OR 97008

                                                 9.7           Henry O. Splonski
                                                               Mary Ann Splonski JTWROS
                                                               1645 Church Street
                                                               Salem, OR 97303

PENNSYLVANIA                                     5.6           Richard J. Seifert
                                                               1851 Funston Avenue
                                                               Pittsburgh, PA 15235

                                                 7.8           Mary R. Koch
                                                               TOD/Marie Joan Skasko, Marianne Bass
                                                               1252 Dahlia Road
                                                               Warminster, PA 18974

                                                 5.2           Ronald L. Miller
                                                               Bonnie J. Miller JTWROS
                                                               26 Sanibel Lane
                                                               Chambersburg, PA 17201

VIRGINIA                                         6.7           Christine Fabricatore
                                                               TOD/Garrett Nagle
                                                               2349 Ravenswood, CT

                                                 13.3          John W. Bunting III, Trustee
                                                               The John W. Bunting III Revocable Trust
                                                               328 Bunting Point Road
                                                               Yorktown, VA 23693



                                      136

FUND                                         % OF SHARES       SHAREHOLDER
----                                         -----------       -----------

                                                 8.1           Gerald A. Greenwood
                                                               6806 Lumsden Street
                                                               MCLean, VA 22101


         25% SHAREHOLDERS. As of January 28, 2002 the following owned of record or beneficially 25% or more of the outstanding Class A shares of each of the Funds listed below:

FUND                                     % OF SHARES          SHAREHOLDER
----                                     -----------          -----------
GEORGIA                                  26.3                 Edward G. Johnson
                                                              Patricia A. Johnson JTWROS
                                                              1510 Braiden Road
                                                              Dalton, GA 30720


         As of January 28, 2002 the following owned of record or beneficially 25% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                                     % OF SHARES          SHAREHOLDER
----                                     -----------          -----------
FIRST INVESTORS TAX EXEMPT                      72.6          Evelyn R. Deering
MONEY MARKET FUND, INC.                                       TOD/William D. Deering, Patricia W. Brown
                                                              46 W. Main Street
                                                              Sidney, NY 13838

CALIFORNIA                                      32.8          Virginia F. Fry, Trustee
                                                              FBO The Virginia F. Fry Trust
                                                              45800 East 10th Street, Space 1
                                                              Lancaster, CA 93535

COLORADO                                        37.5          Zoa L. Wear
                                                              TOD/Kory A. Nelson
                                                              Dirk Nelson, Jean Green
                                                              555 S. Rockrimmon #312
                                                              Colorado, Springs, CO 80917

MINNESOTA                                       26.2          Sylvia A. Dee
                                                              TOD/Wilma J. Wheeler, Arlene M. Welsh
                                                              4710 Gull Lake Dam Road
                                                              Brainerd, MN 56401

MISSOURI                                        28.0          Mildred Litton Revocable Trust
                                                              Mildred Litton TTEE
                                                              PO Box 695
                                                              Chillicothe, MO 64601

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Subject to certain exemptions, all access persons, except the disinterested Directors or Trustees of the Funds: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Funds.


         SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of Series Fund, Executive Investors Trust and Multi-State Insured Tax Free Fund, each Massachusetts business trusts, may, under certain circumstances, be held personally liable for the obligations of the Funds. The Declarations of Trust of each Fund, however, contain express disclaimers of shareholder liability for acts or obligations of the Funds and require that notice of such disclaimers be given in each agreement, obligation, or instrument entered into or executed by either of the Funds or its Trustees. The Declarations of Trust provides for indemnification out of the property of each Fund of any shareholder held personally liable for the obligations of the Fund. The Declarations of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which either Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declarations of Trust further provides that Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Each Fund may have an obligation to indemnify its Trustees and officers with respect to litigation.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS


STANDARD & POOR'S

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS



STANDARD & POOR'S

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS


STANDARD & POOR'S

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. This assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135

                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.


* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                            28.0%        31.0%       36.0%       39.6%
  Your Tax-free Yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS

                             AS OF DECEMBER 31, 2001




First Investors Insured Tax Exempt Fund, Inc. (2-57473) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001.

First Investors Series Fund (33-25623) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001.

First Investors New York Insured Tax Free Fund, Inc. (2-86489) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001.

First Investors Multi-State Insured Tax Free Fund (33-4077) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001.

First Investors Tax-Exempt Money Market Fund, Inc. (2-82572) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001.

Executive Investors Trust (33-10648) incorproates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001.

                              SHAREHOLDERS' MANUAL

[LOGO GRAPHIC OMITTED]

FIRST INVESTORS





SHAREHOLDER MANUAL





A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT
----------------------

AS OF NOVEMBER 1, 2001

INTRODUCTION


First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.


This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

WHEN WE ARE OPEN FOR BUSINESS..................................................1

HOW TO CONTACT US..............................................................1

HOW FUND SHARES ARE PRICED.....................................................1

HOW TO OPEN AN ACCOUNT
   Non-Retirement  Accounts....................................................2
   Retirement Accounts.........................................................2
   Telephone Privileges........................................................3

HOW TO BUY SHARES
   Placing Your Purchase Order.................................................4
   Paying For  Your Order......................................................4
      By Check.................................................................4
      By Money Line............................................................5
      By Automatic Payroll Investment..........................................5
      By Federal Funds Wire Transfers..........................................6
      By Distribution Cross-investment.........................................6
      By Systematic Withdrawal Plan Payment Investments........................6
    Between Share Classes......................................................7
     Class A Shares............................................................8
     Class B Shares...........................................................11
   Minimum Initial Investment Requirement.....................................12
   Additional Investments.....................................................12

HOW TO SELL SHARES
    Written Redemptions.......................................................12
    Telephone Redemptions.....................................................13
    Electronic Funds  Transfer Redemptions....................................13
    Systematic Withdrawals....................................................14
    Expedited Wire Redemptions................................................14
    Money Market Draft Check Redemptions......................................15

HOW TO EXCHANGE SHARES
    Exchange Conditions.......................................................16
    Telephone Exchanges.......................................................17
    Written Exchanges.........................................................17

WHEN SIGNATURE GUARANTEES ARE REQUIRED........................................18

STATEMENTS & REPORTS
    Transaction Confirmation Statements.......................................19
    Master Account Statements.................................................19
    Annual And Semi-Annual Reports............................................19

DIVIDENDS AND DISTRIBUTIONS...................................................20

TAX FORMS.....................................................................21

OTHER POLICIES
    Right To Reject Purchase Or Exchange Orders...............................22
    Share Certificates........................................................22
    Transferring Ownership Of Shares..........................................22
    Householding Of Disclosure Documents......................................22
    Returned Mail.............................................................23
    Reinstatement Privilege...................................................23

HOW TO COMMUNICATE WITH US
    Our Shareholder Services Department.......................................24
    E-mail....................................................................24
    Web Access................................................................25

WHEN WE ARE OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange (NYSE) is open for regular trading. We refer to these days as "Trading Days". In addition to weekends, the NYSE is generally closed in observance of the following holidays:

-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

HOW TO CONTACT US

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:

1: Write us at:
   ADMINISTRATIVE DATA MANAGEMENT CORP.
   581 MAIN STREET
   WOODBRIDGE, NJ 07095-1198.
2: Call our Shareholder Services Department at 1 (800) 423-4026 between the hours of 9:00 a.m. to 6:00 p.m., ET; or
3: Visit us at any time on-line at www.firstinvestors.com

We do not accept purchase, exchange or redemption orders via our website or e-mail. See "How to Communicate With Us".

HOW FUND SHARES ARE PRICED

Each FI Fund prices its shares each Trading Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET). The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAV's of these Funds could nevertheless decline below $1.00 per share.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed.

HOW TO OPEN AN ACCOUNT


Before investing, you must establish an account with your broker-dealer. You must be a legal resident of the U.S. to open an account with First Investors. At First Investors Corporation ("FI") you open an account by completing and signing a Master Account Agreement ("MAA"). Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative.


NON-RETIREMENT ACCOUNTS


We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.


INDIVIDUAL ACCOUNTS. These accounts may be opened by any adult individual.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process telephone transactions independently.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS. These are custodial accounts for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

CORPORATE/ PARTNERSHIP/ TRUST ACCOUNTS. A trust account may be opened only if you have a valid written trust document. To establish a corporate, partnership, or trust account, you must also complete a First Investors Certificate of Authority ("COA") so that we know who has authority to effect transactions in the account.


TRANSFER ON DEATH (TOD) ACCOUNTS. TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners. To establish a TOD account, you must also complete a First Investors TOD Registration Request Form.


First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors:

o allows you to designate more than one TOD beneficiary;

o does not print the beneficiaries' names on dividend and liquidation checks; and

o confirms TOD beneficiaries on quarterly statements.


CONSERVATORSHIPS/ GUARDIANSHIPS/ ESTATE ACCOUNTS. Only legal representatives may open these accounts. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Executors Indemnification Form. To establish a conservatorship or guardianship account, you must furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Guardian/Conservator Certification & Indemnification Form.


RETIREMENT  ACCOUNTS

We offer the following types of retirement plans for individuals and employers:


INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.


SIMPLE IRAs for employers.

SEP-IRAs (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING plans for sole proprietors and partnerships.


Currently, there are no annual service fees chargeable to an account holder in connection with an IRA, SEP-IRA, SARSEP-IRA, SIMPLE-IRA, or 403(b) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on 45 days' written notice to the account holder. First Investors Federal Savings Bank has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

TELEPHONE PRIVILEGES


Telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you decline the privileges by sending the Fund written instructions. For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone privileges are not automatically granted; you must complete additional documentation. Telephone redemptions are not permitted on First Investors retirement accounts. Call Shareholder Services at 1(800) 423-4026 for assistance.

Telephone privileges allow you or your registered representative to exchange or redeem eligible shares and authorize other transactions with a simple phone call. For a description of the types of exchanges and redemptions that may be made using Telephone Privileges (see "How to Sell Shares-Telephone Redemptions" page 13 and "How to Exchange Shares-Telephone Exchanges" page 17).


For your protection, the following security measures are taken:

1:  Telephone requests are recorded to verify accuracy.

2:  Some or all of the following information is obtained:
-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3:  A written confirmation of each transaction is mailed to you.


We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine based on our verification procedures.

For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.


During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.

HOW TO BUY SHARES

PLACING YOUR PURCHASE ORDER

Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price. This procedure applies whether your order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the rollover proceeds. Thus, for example, if it takes 30 days for another fund group to send us the retirement account proceeds, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price. If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

PAYING FOR YOUR ORDER

Payment is due within three Trading Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application
 (or the business day following a weekend or holiday).

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:
-      Checks drawn on US banks payable to First Investors Corporation.
-      Money Line and Automatic Payroll Investment electronic funds transfers.
- Federal Funds wire transfers (required for investments of $500,000 or more).
-      ACH transfers.


We DO NOT accept:
-      Third Party Checks.
-      Traveler's Checks.
-      Checks drawn on non-US banks.
-      Money Orders.
-      Cash.
-      Post Dated Checks.


BY CHECK
You can send us a check for purchases under $500,000. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, include your fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire.

BY MONEY LINE
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Trading Date. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY FOR MONEY LINE:

1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3:  Submit the paperwork to your registered representative or send it to:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

HOW TO CHANGE A MONEY LINE:

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.


Provided you have telephone privileges, certain changes may be made by calling Shareholder Services at 1 (800) 423-4026. You may:

-Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.


-Decrease the payment by any amount.


-Discontinue the service.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp.. To change from one bank to another or change your bank account number you must also send a new Money Line application, voided check or account statement and 10 days notice.

A medallion signature guarantee (see "When Signature Guarantees are Required", page 18) is required to increase a Money Line payment by $25,000 or more. Money Line service will be suspended upon notification that all account owners are deceased.

BY AUTOMATIC PAYROLL INVESTMENT

With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY FOR API:
1:  Complete an API Application.
2:  Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.

4:  Submit the paperwork to your registered representative or send it to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

BY FEDERAL FUNDS WIRE TRANSFER

You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire.

To wire funds to an existing First Investors Fund account, you must provide us with the wire confirmation number, amount of the wire, and the existing account number(s) to be credited. Instruct your bank to wire your investment, as applicable, to:

Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #

All other existing FI Fund accounts:
FI Fund (specify fund name) - Class A:
First Investors Federal Savings Bank
ABA#  221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

If we receive a wire and we have not received all of the above noted information, your purchase will not occur until we receive the required information.

SPECIAL RULES FOR MONEY MARKET WIRE PURCHASES

If we receive a Federal Funds wire transfer for a purchase prior to 12:00 p.m., ET, and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026), your shares will start earning dividends on that same day. (See "Dividends and Distributions" on page 20.)

BY DISTRIBUTION CROSS-INVESTMENT

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the Trading Day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW fund account. -A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS

You can invest Systematic Withdrawal Plan payments (see "How to Sell Shares", page 12) from one fund account in shares of another fund account in the same class of shares.

-       Payments are invested without a sales charge.
- A signature guarantee is required if the ownership on both accounts is not identical.
-       Both accounts must be in the same class of shares.

-       You must invest at least $600 a year if  into a new fund account.

-       You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

CHOOSING BETWEEN SHARE CLASSES

All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

CLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

-------------------------------------------------------------------------------
CLASS A SALES CHARGES
-------------------------------------------------------------------------------

                                     AS A % OF               AS A % OF  YOUR
YOUR INVESTMENT                    OFFERING PRICE             INVESTMENT
up to  $24,999                         6.25%                    6.67%
$25,000 - $49,999                      5.75%                    6.10%
$50,000 - $99,999                      5.50%                    5.82%
$100,000 - $249,999                    4.50%                    4.71%
$250,000 - $499,999                    3.50%                    3.63%
$500,000 - $999,999                    2.50%                    2.56%
$1,000,000 or more                        0%*                      0%*

* If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.
-------------------------------------------------------------------------------

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE:

1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2:  By a former FI associate or his/her spouse,  child or grandchild  (under age
21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund dividends and distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.

9: When a group qualified plan (401(k), money purchase pension, profit sharing and 403(b) that is subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.


11: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.


12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.


FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:

1: Group qualified retirement plans which have made special arrangements with First Investors for a sales charge discount.

2: Unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount.

3: 403(b)(7) accounts of clients whose employers have made special arrangements with First Investors for a sales charge discount.

CUMULATIVE PURCHASE PRIVILEGE:

The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.
-Conservator accounts are linked to the social security number of the ward, not the conservator.
-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").
-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).
-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent. -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

LETTER OF INTENT:
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:
-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.
-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.
-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.
-------------------------------------------------------------------------------
CLASS  B  SALES  CHARGES
-------------------------------------------------------------------------------
YEAR OF REDEMPTION                      CDSC AS A PERCENTAGE OF PURCHASE OR
                                              NAV AT REDEMPTION
Within the 1st or 2nd year                         4%
Within the 3rd or 4th year                         3%
In the 5th year                                    2%
In the 6th year                                    1%

Within the 7th year and 8th year                   0

-------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS ON CLASS B SHARES:

If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON CLASS B SHARES:

The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.


2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of account owners (all owners in the case of joint accounts), provided that the shares were purchased prior to the death or disability and the redemptions are made within one year of death or disability. Proof of death or disability is required.


3:  Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8:  Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

MINIMUM INITIAL INVESTMENT REQUIREMENTS

Your initial investment in a non-retirement fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500 or a spousal IRA with as little as $200. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying for Your Order", page 4) or if you open a Fund account through a full exchange from another FI Fund.

ADDITIONAL INVESTMENTS

Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.

Mail checks to:
FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

HOW TO SELL SHARES

You can sell your shares on any Trading Day. In the mutual fund industry, a sale is referred to as a "redemption." If your redemption request is received in "good order" at our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

Payment of redemption proceeds generally will be made within seven days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic Payroll Investment.
-FIC registered representative payroll checks.

-Checks issued by First Investors Life Insurance Company, FIC or ADM.

-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Certain retirement accounts require additional documentation and specific distribution forms. Call Shareholder Services at 1 (800) 423-4026 for more information.

WRITTEN REDEMPTIONS

You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include:
1:  The name of the fund;
2:  Your account number;
3: The dollar amount, number of shares or percentage of the account you want to redeem;
4:  Share certificates (if they were issued to you);
5:  Original signatures of all owners exactly as your account is registered; and


6: Signature guarantees, if required (see "When Signature Guarantees are Required", page 18).


Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Trading Day it receives such information.

TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, on any Trading Day provided:
-Telephone privileges are available for your account registration and you have not declined telephone privileges (see "Telephone Privileges");
-You do not hold share certificates (issued shares);

-The redemption is made payable to the registered owner(s) or electronically transferred by Federal Funds wire transfer or ACH to a pre-designated account;

-The redemption amount is $50,000 or less; AND


-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000 per fund account.

Check redemptions will not be honored if your address has been changed within 60 days.


Telephone redemption orders received between 4:00-5:00p.m. ET will be processed on the following Trading Day.

ELECTRONIC FUNDS TRANSFER REDEMPTIONS

Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:
1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;
3:  Cannot exceed $50,000; and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.


The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line", page 5) and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments", page 6) and dividend distributions to your bank account.


SYSTEMATIC WITHDRAWALS


Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order", page 4).


You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account while systematic withdrawals are being made, (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS
(CLASS A MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Trading Day.

-Each wire under $5,000 is subject to a $15 fee.
-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.
-Wires must be directed to your predesignated bank account.

MONEY MARKET DRAFT CHECK REDEMPTIONS  (CLASS A SHARES ONLY)

Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Your available account balance must be sufficient to cover the amount of your check and any applicable CDSC. Draft checks are not available for Class B share accounts and retirement accounts. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

Subject to the conditions listed below, you have the right to exchange shares of any First Investors Fund for the shares of the same class of any other First Investors Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.


Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

EXCHANGE CONDITIONS

There are a number of conditions on the free exchange privilege.

1:  You may only exchange shares within the same class.

2:  Exchanges can only be made into identically owned accounts.

3: Exchanges into a new fund account must meet the new fund's minimum initial investment.

4:  The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: If you exchange shares of a fund which are subject to a CDSC (e.g., any Class B shares or Class A shares that are entitled to be purchased at NAV because the value of your accounts exceeds $1 million), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

7: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (i.e., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).

8: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

11: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:

-------------------------------------------------------------------------------
                        EXCHANGE          EXCHANGE           EXCHANGE A
                        ALL SHARES TO     ALL SHARES TO      PORTION OF
                        ONE FUND          MULTIPLE           SHARES TO ONE OR
                        FUNDS             FUNDS              MULTIPLE FUNDS
-------------------------------------------------------------------------------
MONEY LINE              ML moves to       ML stays with      ML stays with
(ML)                    Receiving Fund    Original Fund      Original Fund



AUTOMATIC PAYROLL       API moves to      API is allocated   API stays with
INVESTMENT (API)        Receiving Fund    equally to         Original Fund
                                          Receiving Funds


SYSTEMATIC              SWP moves to      SWP                SWP stays
WITHDRAWALS             Receiving Fund    Canceled           with Original Fund
(SWP)
-------------------------------------------------------------------------------

TELEPHONE EXCHANGES


You can exchange by phone shares of any non-retirement account provided you have telephone privileges. (See "Telephone Privileges", page 3.)


You can also use telephone privileges to exchange shares of any eligible FI fund
(1) within any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:               Call Special Services from 9:00 a.m. to 5:00 p.m., ET.
1(800) 342-6221         Orders received after the close of the NYSE, usually
                        4:00 p.m., ET, are processed the following Trading Day.


                        1.      You must have telephone privileges.
                                (see "Telephone Privileges", page 3.)


                        2.      Certificate shares cannot be exchanged by phone.


                        3. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1
                                (800) 423-4026 to determine whether additional documents to are necessary.


WRITTEN EXCHANGES
Written instructions are acceptable for any exchange.

By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE, NJ 07095
                        1. Send us written instructions signed by all account owners exactly as the account is registered.

                        2. Include the name and account number of your fund.

                        3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

                        4. Specify the existing account number or the name of the new Fund you want to exchange into.

                        5. Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.

                        6. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not an acceptable substitute.

 SIGNATURE GUARANTEES ARE REQUIRED:

1:  For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.


4: For redemptions to the address of record when the address of record has changed within 60 days of the request (unless the written address change request was signed by all owners and signature guaranteed).


5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6:  When shares are transferred to a new registration.

7:  When certificated (issued) shares are redeemed or exchanged.

8:  To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS


TRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:
-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.


Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions", page 20).


A separate confirmation statement is generated for each fund account you own. It provides:
-Your fund account number.
-The date of the transaction.
-A description of the transaction (PURCHASE, REDEMPTION, ETC.).
-The number of shares bought or sold for the transaction.
-The dollar amount of the transaction.

-The dollar amount of the dividend payment  (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.


You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within 30 days, we will not accept responsibility for any resulting liability.


MASTER ACCOUNT STATEMENTS

If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:
-fund name.
-fund's current market value.
-total distributions paid year-to-date.
-total number of shares owned.

ANNUAL AND SEMI-ANNUAL REPORTS


You will also receive an Annual and a Semi-Annual Report covering each fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household.

DIVIDENDS AND DISTRIBUTIONS

Except as provided below, for funds that declare daily dividends, your shares start earning dividends on the first business day following the day of purchase. Your shares continue to earn dividends until, but not including, the next business day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer", page 6), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:


--------------------------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE
--------------------------------------------------------------------------------------------------
MONTHLY:                         QUARTERLY:                 ANNUALLY (IF ANY):

Cash Management Fund              Blue Chip Fund            All-Cap Growth Fund
Fund for Income                   Growth & Income Fund      Focused Equity Fund
Government Fund                   Total Return Fund         Global Fund
Insured Intermediate Tax Exempt   Utilities Income Fund     Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                     Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund

--------------------------------------------------------------------------------
Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.


Dividends or capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional fund shares.


If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.

TAX FORMS

--------------------------------------------------------------------------------------------------
TAX FORM        DESCRIPTION                                                             MAILED BY

1099-DIV        Consolidated report lists all taxable dividend and capital gains        January 31
                distributions for all of the shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.
--------------------------------------------------------------------------------------------------
1099-B          Lists proceeds from all redemptions including systematic                January 31
                withdrawals and exchanges.  A separate form is issued
                for each fund account. Includes amount of federal income tax withheld  due to backup withholding.
--------------------------------------------------------------------------------------------------
1099-R          Lists taxable distributions from a retirement account. A separate       January 31
                form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.
--------------------------------------------------------------------------------------------------
5498            Provided to shareholders who made an annual IRA                             May 31
                contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
                A separate form is issued for each fund account.
--------------------------------------------------------------------------------------------------
1042-S          Provided to non-resident alien shareholders to report the amount          March 15
                of fund dividends paid and the amount of federal taxes withheld.
                A separate form is issued for each fund account.
--------------------------------------------------------------------------------------------------

Cost Basis      Uses the "average cost-single category" method to show the cost         January 31
Statement       basis of any shares sold or exchanged.  Information is provided to assist shareholders in calculating capital gains or losses.
                A separate statement, included with Form 1099-B, is issued for each fund account.  This statement is not reported to the IRS and does not include money market funds or retirement accounts.
--------------------------------------------------------------------------------------------------

Tax Savings     Consolidated report lists all amounts not subject to federal,           January 31
Report for      state and local income tax for all the shareholder's accounts.
Non-Taxable     Also includes any amounts subject to alternative minimum tax.
Income
--------------------------------------------------------------------------------------------------

Tax Savings     Provides the percentage of income paid by each fund that may            January 31
Summary         be exempt from state income tax.
--------------------------------------------------------------------------------------------------

OTHER POLICIES

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.



SHARE CERTIFICATES

Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.


Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.


In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.



TRANSFERRING OWNERSHIP OF SHARES

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:
-Your account number.
-Dollar amount, percentage, or number of shares to be transferred. -Existing account number receiving the shares (if any).


-The registration with the name and taxpayer identification number of each customer receiving the shares.


-The signature of each account owner requesting the transfer with signature guarantee(s).


If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded. Furthermore, a W-9 Form will be required to certify the taxpayer identification number.


Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

HOUSEHOLDING OF DISCLOSURE  DOCUMENTS

It is our policy to send only one copy of the fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household.

This reduces fund expenses, which benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

RETURNED MAIL


If mail is returned to the fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required", page 18). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.


Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

REINSTATEMENT PRIVILEGE

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.


If you are reactivating a closed account, the payment must meet the Fund's minimum investment amount.


If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.


Shares redeemed under our Systematic Withdrawal Plan are not eligible for reinstatement at NAV.


If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

Automated purchases may not be used to buy shares under the reinstatement privilege. To take advantage of this privilege, Class B share reinstatement purchases must be $1,000 or more.

Please notify us if you qualify for this privilege.

HOW TO COMMUNICATE WITH US

OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026

Call our toll-free Shareholder Service line Monday through Friday, 9:00 a.m. to 6:00 p.m., EST, for account information or procedural assistance.

CALL US TO UPDATE OR CORRECT YOUR:

      o address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

      o Birth date (important for retirement distributions).

      o Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non- retirement accounts only).

  CALL US TO REQUEST:

      o Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

      o A stop payment on a dividend, redemption or money market draft check.

      o Suspension (up to six months) or cancellation of Money Line.

      o A duplicate copy of a statement , cancelled check or tax form. CANCELLED CHECK FEE: $10 fee for each copy of a cancelled dividend, liquidation, or investment check.

        DUPLICATE TAX FORM FEES:

                        Current Year....Free
                        Prior Year(s)...$7.50 per tax form per year.
                        There is a $15 fee for a copy of a cancelled money market draft check.


      o Cancellation of cross-reinvestment of dividends.


      o A history of your account (the fee can be debited from your non-retirement account).

        FEES:   1974 - 1982*....$10 per year fee
                1983 - present..$5 total fee for all years
                Current & Two Prior Years.......Free
                *ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974.

PROVIDED YOU HAVE TELEPHONE PRIVILEGES, YOU CAN ALSO CALL US TO:

      o Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.

      o Change the allocation of your Money Line or Automatic Payroll Investment payment.

      o Change the amount of your Systematic Withdrawal payment on non-retirement accounts.

      o Request a share certificate to be mailed to your address of record (non-retirement accounts only).

      o Request money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

      o Reactivate your Money Line (provided an application and voided check is on file).

E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:

      o Literature on our funds and services.

      o Prospectus, annual report, and Statements of Additional Information requests.

      o Check copy requests.

      o Duplicate statement requests.

      o Procedural inquiries.

      o Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

WEB ACCESS

You can access your account and a wealth of other company information at your convenience - 24 hours a day, 7 days a week- through our Web site at www.firstinvestors.com. Our Web site allows you to:

      o Review your current account balance.


      o View recent current and prior year transactions, such as deposits and redemptions.


      o Check fund prices.

      o Verify that money market checks have cleared.

      o Download fund prospectuses and the current Shareholders Manual.

      o Acquaint yourself with our range of client services.

      o Explore career opportunities.

      o Download educational articles on a variety of investment-related issues.

      o Review fund descriptions and top 10 portfolio holdings.

      o Review fund performance and portfolio management.


To begin enjoying these benefits, follow the directions below:

      o Visit our Web site at www.firstinvestors.com or call us at 1 (800) 423-4026 to request webaccess.

      o From the home page, select YOUR ACCOUNT.

      o Click on REQUEST PASSWORD.


      o Enter your full "MASTER ACCOUNT NUMBER" or full "ACCOUNT NUMBER" AND the last four digits of your "TAXPAYER IDENTIFICATION NUMBER" (i.e., your Social Security number or Employee ID number), then click on SUBMIT.


      o Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.

      o After receiving your User Name and Password, visit our Web site and select the YOUR ACCOUNT section. Then click on the YOUR ACCOUNT button.

      o Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember. You may want to write it down and keep it in a safe place.

      o Now, feel free to access your accounts at any time!


First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800) 423-4026 for assistance.

[LOGO GRAPHIC OMITTED]

FIRST INVESTORS
PRINCIPAL UNDERWRITER
First Investors Corporation
95 Wall Street
New York, NY 10005
1-212-858-8000

TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095
1-800-423-4026


SHARMAN  REV 11/01/01

                            PART C. OTHER INFORMATION

Item 23.        EXHIBITS

        (a)          Amended and Restated Declaration of Trust(1)

        (b)          By-laws(1)

        (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

        (d)(i)       Investment   Advisory   Agreement  between  Registrant  and
                     Executive Investors Management Company, Inc.(1)

        (d)(ii) Consent to Transfer of Investment Advisory Agreement among Registrant, Executive Investors Management Company, Inc. and First Investors Management Company, Inc.(3)

        (e) Underwriting Agreement between Registrant and Executive Investors Corporation(1)

        (f)          Bonus, profit sharing or pension plans - none

        (g)(i)       Custodian  Agreement  between  Registrant  and Irving Trust
                     Company(1)

        (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

        (h)          Transfer   Agent   Agreement    between    Registrant   and
                     Administrative Data Management Corp with Amended Schedule A to Transfer Agent Agreement(3)

        (i)          Opinion and Consent of Counsel - filed herewith

        (j)(i)       Consent of Independent Accountants - filed herewith

        (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Srygley, Rubinstein, Sullivan and Wentworth(1)

        (j)(iii)     Power of Attorney for Mr. Grohol(3)


        (j)(iv)      Power of Attorney for Mr. Lavoie(4)


        (k)          Financial statements omitted from prospectus - none

        (l)          Initial capital agreements - none

        (m)(i)       Amended and Restated Class A Distribution Plan(3)

        (m)(ii)      Class B Distribution Plan(3)


        (n)          Amended and Restated Plan pursuant to Rule 18f-3(5)


        (o)          Reserved

        (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(3)

----------------------

(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No. 33-10648), filed on April 24, 1996.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 19 to Registrant's Registration Statement (File No. 33-10648), filed on May 15, 1997.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 25 to Registrant's Registration Statement (File No. 33-10648), filed on December 18, 2000.


(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 26 to Registrant's Registration Statement (File No. 33-10648), filed on April 17, 2001.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Cash Management Fund, Inc. (File No. 2-62347), filed on January 23, 2002.



Item 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  REGISTRANT

                There are no persons controlled by or under common control with the Registrant.

Item 25.        INDEMNIFICATION

               ARTICLE XI, SECTIONS 1 AND 2 OF REGISTRANT'S DECLARATION OF TRUST PROVIDE AS FOLLOWS:

               Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               Section 2.

               (a) Subject to the exceptions and limitations contained in Section (b) below:

                           (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               (b) No indemnification shall be provided hereunder to a Covered Person:

                           (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                           (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                                    (A)   by the court or other  body  approving
                                          the settlement; or

                                    (B)   by  at  least  a  majority   or  those
                                          Trustees  who are  neither  interested
                                          persons  of the Trust nor are  parties
                                          to the  matter  based upon a review of
                                          readily available facts (as opposed to
                                          a full trial-type inquiry); or

                                    (C)   by  written   opinion  of  independent
                                          legal  counsel  based upon a review of
                                          readily available facts (as opposed to
                                          a full trial-type inquiry);  provided,
                                          however,  that any Shareholder may, by
                                          appropriate     legal     proceedings,
                                          challenge  any such  determination  by
                                          the   Trustees,   or  by   independent
                                          counsel.

               (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

               (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

               NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

               7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

               NUMBER 12 OF THE REGISTRANT'S  UNDERWRITING AGREEMENT PROVIDES AS
FOLLOWS:

               12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1933 Act"), or the 1940 Act.

               ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS FOLLOWS:

               1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

               NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

                  5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

                  6.    INDEMNIFICATION.

                  A) The Fund shall indemnify and hold ADM harmless  against any
               Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

                  B) The  Transfer  Agent  shall  not pay or settle  any  claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

               REFERENCE IS HEREBY MADE TO THE MARYLAND GENERAL  CORPORATION LAW
CORPORATIONS  AND  ASSOCIATIONS  ARTICLE,  SECTION  2-418,   INDEMNIFICATION  OF
DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS


               The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7885) and is incorporated herein by reference.


Item 27.        PRINCIPAL UNDERWRITERS

        (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

                 First Investors Cash Management Fund, Inc.
                 First Investors Fund For Income, Inc.
                 First Investors Global Fund, Inc.
                 First Investors Government Fund, Inc.


                 First Investors Insured Tax Exempt Fund, Inc.
                 First Investors Multi-State Insured Tax Free Fund
                 First Investors New York Insured Tax Free Fund, Inc.
                 First Investors Series Fund
                 First Investors Series Fund II, Inc.
                 First Investors Tax-Exempt Money Market Fund, Inc.
                 First Investors U.S. Government Plus Fund
                 First Investors Life Variable Annuity Fund A
                 First Investors Life Variable Annuity Fund C
                 First Investors Life Variable Annuity Fund D
                 First Investors Life Level Premium Variable Life Insurance
                   (Separate Account B)

        (b)      The  following  persons are the officers  and  directors of the
                 Underwriter:

                           Position and                   Position and
Name and Principal         Office with First              Office with
Business Address           Investors Corporation          Registrant
------------------         ---------------------          -------------


Glenn O. Head*             Chairman of the Board          Trustee
                           and Director

Kathryn S. Head**          Vice President                 President and Trustee
                           and Director


Lawrence A. Fauci*         Director                       None

Jeremiah J. Lyons***       Director                       None


John T. Sullivan*          Director                       Chairman of the
                                                          Board and Trustee


Jane W. Kruzan****         Director                       None


Marvin M. Hecker*          Executive Vice President       None

Larry R. Lavoie*           Secretary and                  Trustee
                           General Counsel

Frederick Miller**         Senior Vice President          None


Robert Flanagan*           President                      None


William M. Lipkus**        Chief Financial Officer        None
                           and Treasurer

Anne Condon**              Vice President                 None

Elizabeth Reilly**         Vice President                 None

Matthew Smith**            Vice President                 None

Philip Adriani, Jr.*       Associate Vice President       None




Concetta Durso*            Assistant Vice President       Vice President and
                           and Assistant Secretary        Secretary

Randy Pagan**              Assistant Vice President       None

                           Position and                   Position and
Name and Principal         Office with First              Office with
Business Address           Investors Corporation          Registrant
------------------         ---------------------          -------------


Mark Segal**               Assistant Vice President       None


Carol Lerner Brown*        Assistant Secretary            Assistant Secretary


------------------------

*     This person's  principal  business address is 95 Wall Street, New York, NY
      10005.

** This person's principal business address is 581 Main Street, Woodbridge, NJ 07095.

*** This person's principal business address is 56 Weston Avenue, Chatham, NJ 07928.

**** This person's principal business address is 232 Adair Street, Decatur, GA 30030.

        (c)     Not applicable

Item 28.        LOCATION OF ACCOUNTS AND RECORDS

                Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.        MANAGEMENT SERVICES

                Not Applicable.


Item 30.        UNDERTAKINGS

                None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Post-Effective Amendment 27 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 14th day of February 2002.

                                         EXECUTIVE INVESTORS TRUST

                                  By:      /s/ Kathryn S. Head*
                                           ------------------------------------
                                           Kathryn S. Head
                                           President and Trustee

         Pursuant to the requirements of the 1933 Act, this Amendment No. 27 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head*               President and Trustee     February 14, 2002
--------------------------------
Kathryn S. Head

/s/ Joseph I. Benedek              Treasurer and Principal   February 14, 2002
--------------------------------   Accounting Officer
Joseph I. Benedek

/s/ Glenn O. Head                  Trustee                   February 14, 2002
--------------------------------
Glenn O. Head

/s/ Robert M. Grohol*              Trustee                   February 14, 2002
--------------------------------
Robert M. Grohol

/s/ Larry R. Lavoie                Trustee                   February 14, 2002
--------------------------------
Larry R. Lavoie

/s/ Rex R. Reed*                   Trustee                   February 14, 2002
--------------------------------
Rex R. Reed

/s/ Herbert Rubinstein*            Trustee                   February 14, 2002
--------------------------------
Herbert Rubinstein

/s/ James M. Srygley *             Trustee                   February 14, 2002
--------------------------------
James M. Srygley

/s/ John T. Sullivan *             Chairman of the Board     February 14, 2002
--------------------------------   and Trustee
John T. Sullivan

/s/ Robert F. Wentworth *          Trustee                   February 14, 2002
--------------------------------
Robert F. Wentworth



*  By:   /s/ Larry R. Lavoie
         ---------------------------------
           Larry R. Lavoie
           (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------

23(i)           Opinion and Consent of Counsel

23(j)(i)        Consent of Independent Accountants